Exhibit 4.1

                                                       EXECUTION COPY


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.,

                                     SELLER,

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                         MASTER SERVICER AND CUSTODIAN,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                     TRUSTEE


                        ---------------------------------

                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1998

                        --------------------------------


                   Structured Asset Mortgage Investments Inc.
                       Mortgage Pass-Through Certificates

                                  Series 1998-8

                                TABLE OF CONTENTS

                                                                          PAGE

                                    ARTICLE I

Definitions   ..........................................................  I-1

          ARTICLE II Conveyance of Mortgage Loans; Original Issuance of
                                  Certificates

2.01.  Conveyance of Mortgage Loans to Trustee............................II-1
2.02.  Acceptance of Mortgage Loans by Trustee............................II-3
2.03.  Representations, Warranties and Covenants of the Master
              Servicer....................................................II-5
2.03A. Assignment of Interest in the Mortgage Loan Purchase
              Agreement...................................................II-6
2.04.  Substitution of Mortgage Loans.....................................II-7
2.05.  Representations and Warranties of the Trustee......................II-8
2.06.  Issuance of Certificates...........................................II-9
2.07.  Representations and Warranties Concerning the Seller...............II-9
2.08.  The Custodian......................................................II-10

           ARTICLE III Administration and Servicing of Mortgage Loans

3.01.  Master Servicer to Master Service..................................III-1
3.02.  Sub-Servicing Agreement Between the Master Servicer and
              Sub-Servicers...............................................III-2
3.03.  Successor Sub-Servicers............................................III-2
3.04.  [Reserved].........................................................III-2
3.05.  Assumption of Master Servicing by Trustee..........................III-2
3.06.  Collection of Mortgage Loan Payments...............................III-3
3.07.  Collection of Taxes, Assessments and Similar Items;
              Servicing Accounts..........................................III-3
3.08.  Access to Certain Documentation and Information Regarding
              the Mortgage Loans..........................................III-4
3.09.  Maintenance of Primary Mortgage Insurance Policies;
              Collection Thereunder.......................................III-5
3.10.  Maintenance of Hazard Insurance and Fidelity Coverage..............III-5
3.11.  Due-on-Sale Clauses; Assumption Agreements.........................III-6
3.12.  Realization Upon Defaulted Mortgage Loans..........................III-7
3.13.  Trustee to Cooperate; Release of Mortgage Files....................III-8
3.14.  Master Servicing and Sub-Servicing Compensation....................III-9
3.15.  Annual Statement of Compliance.....................................III-10
3.16.  Annual Independent Public Accountants' Servicing Report............III-10
3.17.  REMIC-Related Covenants............................................III-11
3.18.  Additional Information.............................................III-11

                               ARTICLE IV Accounts

4.01.  Protected Accounts.................................................IV-1
4.02.  Certificate Account................................................IV-3
4.03.  Permitted Withdrawals and Transfers from the Certificate
              Account.....................................................IV-4
4.04  Custody Account.....................................................IV-7
4.05  Interest Reserve Account............................................IV-8

                             ARTICLE V Certificates

5.01.  Certificates........................................................V-1
5.02.  Registration of Transfer and Exchange of Certificates...............V-16
5.03.  Mutilated, Destroyed, Lost or Stolen Certificates...................V-20
5.04.  Persons Deemed Owners...............................................V-20
5.05.  Transfer Restrictions on Residual Certificates......................V-20
5.06.  Restrictions on Transferability of Private Certificates.............V-22
5.07.  ERISA Restrictions..................................................V-22
5.08.  Rule 144A Information...............................................V-23

                    ARTICLE VI Payments to Certificateholders

6.01.  Distributions on the Certificates...................................VI-1
6.02.  [Reserved]..........................................................VI-13
6.03.  Allocation of Losses................................................VI-13
6.04.  [Reserved]..........................................................VI-18
6.05.  Payments............................................................VI-18
6.06.  Statements to Certificateholders....................................VI-19
6.07.  [Reserved]..........................................................VI-21
6.08.  Monthly Advances....................................................VI-21
6.09.  Compensating Interest Payments......................................VI-21
6.10.  Reports of Foreclosures and Abandonment of Mortgaged Property.......VI-22

                         ARTICLE VII The Master Servicer

7.01.  Liabilities of the Master Servicer.................................VII-1
7.02.  Merger or Consolidation of the Master Servicer.....................VII-1
7.03.  Indemnification of the Trustee.....................................VII-1
7.04.  Limitation on Liability of the Master Servicer and Others..........VII-2
7.05.  Master Servicer Not to Resign......................................VII-3
7.06.  [Reserved].........................................................VII-3
7.07.  Sale and Assignment of Master Servicing............................VII-3

                              ARTICLE VIII Default

8.01.  Events of Default.................................................VIII-1
8.02.  Trustee to Act; Appointment of Successor..........................VIII-2
8.03.  Notification to Certificateholders................................VIII-3
8.04.  Waiver of Defaults................................................VIII-3
8.05.  List of Certificateholders........................................VIII-4

                        ARTICLE IX Concerning the Trustee

9.01.  Duties of Trustee..................................................IX-1
9.02.  Certain Matters Affecting the Trustee..............................IX-2
9.03.  Trustee Not Liable for Certificates or Mortgage Loans..............IX-4
9.04.  Trustee May Own Certificates.......................................IX-4
9.05.  Trustee's Fees and Expenses........................................IX-4
9.06.  Eligibility Requirements for Trustee...............................IX-5
9.07.  Insurance..........................................................IX-5
9.08.  Resignation and Removal of the Trustee.............................IX-5
9.09.  Successor Trustee..................................................IX-6
9.10.  Merger or Consolidation of Trustee.................................IX-6
9.11.  Appointment of Co-Trustee or Separate Trustee......................IX-7
9.12.  Master Servicer Shall Provide Information as Reasonably
              Required....................................................IX-8
9.13.  Federal Information Returns and Reports to Certificateholders......IX-8

                              ARTICLE X Termination

10.01.  Termination Upon Repurchase by the Seller or its
              Designee or Liquidation of the Mortgage Loans...............X-1
10.02  Additional Termination Requirements................................X-3

                       ARTICLE XI Miscellaneous Provisions

11.01.  Intent of Parties.................................................XI-1
11.02.  Amendment.........................................................XI-1
11.03.  Recordation of Agreement..........................................XI-2
11.04.  Limitation on Rights of Certificateholders........................XI-2
11.05.  Acts of Certificateholders........................................XI-3
11.06.  [Reserved]........................................................XI-4
11.07.  Governing Law.....................................................XI-4
11.08.  Notices...........................................................XI-4
11.09.  Severability of Provisions........................................XI-4
11.10.  Successors and Assigns............................................XI-4
11.11.  Article and Section Headings......................................XI-4
11.12.  Counterparts......................................................XI-5
11.13   Notice to Rating Agencies.........................................XI-5

                                    EXHIBITS

Exhibit A-1       -    Form of Face of Certificates
Exhibit A-2       -    Form of Reverse of Certificates
Exhibit B-1       -    Group 1 Mortgage Loan Schedule
Exhibit B-2       -    Group 2 Mortgage Loan Schedule
Exhibit B-3       -    Group 3 Mortgage Loan Schedule
Exhibit B-4       -    Group 4 Mortgage Loan Schedule
Exhibit C         -    Representations and Warranties of BSMCC Concerning
                              the Mortgage Loans
Exhibit D         -    Request for Release of Documents
Exhibit E         -    Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1       -    Form of Investment Letter
Exhibit F-2       -    Form of Rule 144A and Related Matters Certificate
Exhibit G         -    Form of  Initial Certification
Exhibit H         -    Form of Final Certification
Exhibit I         -    Planned Balances of the PAC Certificates
Exhibit J         -    List of Mortgage Loans for which Mortgage Notes are Lost

                         POOLING AND SERVICING AGREEMENT


          Pooling and Servicing Agreement dated as of June 1, 1998, among Structured Asset Mortgage Investments Inc., a Delaware corporation, as the seller (the "Seller"), Norwest Bank Minnesota, National Association, a national banking association ("Norwest"), as master servicer (in such capacity, the "Master Servicer") and as custodian (in such capacity the "Custodian"), and The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as trustee (the "Trustee").


                              PRELIMINARY STATEMENT

          On or prior to the Closing Date, the Seller has acquired the Mortgage Loans from Bear Stearns Mortgage Capital Corporation ("BSMCC"). On the Closing Date, the Seller will sell the Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund. Norwest will be the Master Servicer for the Mortgage Loans.

          The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC VI to be treated for federal income tax purposes as a REMIC. On the Startup Day, all the Classes of REMIC VI Regular Certificates will be designated "regular interests" in such REMIC and the Class R-6 Certificate will be designated the "residual interests" in such REMIC.

          The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC V to be treated for federal income tax purposes as a REMIC. On the Startup Day, all the Classes of REMIC V Regular Certificates will be designated "regular interests" in such REMIC and the Class R-5 Certificates will be designated the "residual interests" in such REMIC.

          The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC IV to be treated for federal income tax purposes as a REMIC. On the Startup Day, all the Classes of REMIC IV Regular Certificates will be designated "regular interests" in such REMIC and the Class R-4 Certificate will be designated the "residual interests" in such REMIC.

          The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC III to be treated for federal income tax purposes as a REMIC. On the Startup Day, all the Classes of REMIC III Regular Certificates will be designated "regular interests" in such REMIC and the Class R-3 Certificates will be designated the "residual interests" in such REMIC.

          The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, all the Classes of REMIC II Regular Certificates will be designated "regular interests" in such REMIC and the Class R-2 Certificates will be designated the "residual interests" in such REMIC.

          The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, all the Classes of Certificates except for the Residual Certificates will be designated "regular interests" in such REMIC and the Class R-1 Certificates will be designated the "residual interests" in such REMIC.

          The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $524,129,196.63. The initial principal amount of the Certificates will not exceed such Outstanding Principal Balance.

          In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   Definitions

          Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

          ACCOUNT: The Custody Account, the Certificate Account (including each sub-account thereof), the Protected Accounts, the Master Servicer Collection Account, the Interest Reserve Account or the Servicing Accounts as the context may require.

          ACCRUED CERTIFICATE INTEREST: For any Certificate (other than the Class PO Certificate) for any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount (or in the case of the Notional Amount Certificates, its Notional Amount) of such Certificate immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months, less (i) in the case of an interest bearing Senior Certificate of a Certificate Group, such Certificate's share of any Net Interest Shortfall and the interest portion of any Excess Losses and, after the applicable Cross-Over Date, the interest portion of any Realized Losses applicable to its related Mortgage Loan Group and (ii) in the case of a Subordinate Certificate, such Certificate's share of any Net Interest Shortfall and the interest portion of any Realized Losses applicable to its related Mortgage Loan Group.

          ADJUSTMENT AMOUNT: For each anniversary of the Cut-off Date, the "Adjustment Amount" for each Mortgage Loan Group shall be equal to the amount, if any, by which the applicable Special Hazard Loss Amount (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (A) an amount calculated by the Depositor and approved by each of S&P and Fitch, which amount shall not be less than $500,000, and (B) the greater of (x) 1.0% (or if greater than 1.0%, the highest percentage of Mortgage Loans of the applicable Mortgage Loan Group by principal balance secured by Mortgaged Properties in any California zip code) of the outstanding principal balance of all the Mortgage Loans of the applicable Mortgage Loan Group on the Distribution Date immediately preceding such anniversary and (y) twice the outstanding principal balance of the Mortgage Loan of the applicable Mortgage Loan Group which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary.

          ADVANCING DATE: The Business Day preceding the related Distribution Date.

          AFFILIATE: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

          AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          ALLOCABLE SHARE: With respect to each Class of Subordinate Certificates in each Certificate Group:

                  (a) as to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the applicable Subordinate Optimal Principal Amount for such Certificate Group, the fraction, expressed as a percentage, the numerator of which is the Current Principal Amount of such Class and the denominator of which is the aggregate Current Principal Amount of all Classes of the Subordinate Certificates of such Certificate Group; and

                  (b) as to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the applicable Subordinate Optimal Principal Amount for such Certificate Group, and as to each Class of Subordinate Certificates of such Certificate Group (other than the Class of Subordinate Certificates of such Certificate Group having the lowest numerical designation as to which the Class Prepayment Distribution Trigger shall not be applicable) for which (x) the related Class Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Current Principal Amount of such Class and the denominator of which is the aggregate Current Principal Amount of all Classes of Subordinate Certificates of such Certificate Group and
         (y) the related Class Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%; provided that if on a Distribution Date, the Current Principal Amount of any Class of Subordinate Certificates of such Certificate Group for which the related Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributed pursuant to this clause (b), to the extent of such Class's remaining Allocable Share, shall be distributed to the remaining Classes of Subordinate Certificates of such Certificate Group which satisfy the related Class Prepayment Distribution Trigger and to the Subordinate Class having the lowest numerical designation in reduction of their respective Current Principal Amounts in the order of their numerical Class designations.

          APPLICABLE CREDIT RATING: A credit rating of AAA, in the case of S&P or a rating of AAA, in the case of Fitch, for any long-term deposit or security or a rating of A-1+, in the case of S&P, or Fitch-1 in the case of Fitch, for any short-term deposit or security.

          APPLICABLE STATE LAW: For purposes of Section 9.13(d), the Applicable State Law shall be (a) the law of the State of New York, (b) the law of the State of Illinois and (c) such other state law whose applicability shall have been brought to the attention of the Trustee or Master Servicer by either (i) an Opinion of Counsel delivered to it, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

          APPRAISED VALUE: For any Mortgaged Property, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

          ASSUMED FINAL DISTRIBUTION DATE: With respect to each Class of Group 1 Senior Certificates, July 25, 2028, with respect to each Class of Group 2 Senior Certificates, July 25, 2028, with respect to each Class of Group 1-2 Subordinate Certificates, July 25, 2028, with respect to each Class of Group 3 Certificate, July 25, 2013 and with respect to each Class of Group 4 Certificates, July 25, 2028.

          AVAILABLE FUNDS: With respect to any Distribution Date, the sum of the Group 1 Available Funds, the Group 2 Available Funds, the Group 3 Available Funds and the Group 4 Available Funds for such Distribution Date.

          BANKRUPTCY CODE: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. " 101-1330.

          BANKRUPTCY COVERAGE TERMINATION DATE: For each Mortgage Loan Group, the Distribution Date upon which the applicable Bankruptcy Loss Amount for such Group has been reduced to zero or a negative number (or the applicable Group 1-2 Cross-Over Date in the case of Mortgage Loan Group 1 and Mortgage Loan Group 2, the Group 3 Cross-Over Date in the case of Mortgage Loan Group 3 and the Group 4 Cross-Over Date in the case of Mortgage Loan Group 4, in each case if earlier).

          BANKRUPTCY LOSS: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction, as reported by the applicable Sub-Servicer to the Master Servicer.

          BANKRUPTCY LOSS AMOUNT: As of any Determination Date, the Bankruptcy Loss Amount shall equal $100,000 for Mortgage Loan Groups 1 and 2, and $100,000 for each of Mortgage Loan Group 3 and 4, in each case as reduced by the aggregate amount of Bankruptcy Losses with respect to each Mortgage Loan Group (or Mortgage Loan Group 1 and Mortgage Loan Group 2 in the aggregate) since the Cut-off Date.

          BOOK-ENTRY CERTIFICATES: Initially, all Classes of Certificates other than the Private Certificates and the Residual Certificates.

          BSMCC: Bear Stearns Mortgage Capital Corporation.

          BUSINESS DAY: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange is closed or on which banking institutions in New York City, Maryland, Minnesota or Chicago, Illinois or in the jurisdiction in which the applicable Sub-Servicer or Master Servicer are authorized or obligated by law or executive order to be closed.

          CERTIFICATE: Any mortgage pass-through certificate evidencing a beneficial ownership interest in the Trust Fund signed and countersigned by the Trustee in substantially the forms annexed hereto as Exhibit A-1 and A-2, with the blanks therein appropriately completed.

          CERTIFICATE ACCOUNT: The trust account or accounts created and maintained pursuant to Section 4.02, which shall be denominated "The First National Bank of Chicago, as Trustee f/b/o holders of Structured Asset Mortgage Investments Inc. Mortgage Pass-Through Certificates, Series 1998-8 - Certificate Account" which shall have four sub-accounts as provided in Section 4.02.

          CERTIFICATE ACCOUNT ADVANCE: As of any Determination Date, the amount on deposit in a Protected Account or Custody Account which is not required to be transferred to the Certificate Account for distribution during the calendar month in which such Determination Date occurs but which is deposited in a sub-account of the Certificate Account and used to make a distribution to Certificateholders during such calendar month on account of Scheduled Payments on the Mortgage Loans due on the Due Date for such month not being paid on or before such Determination Date except insofar as such unpaid amounts are the result of application of the Relief Act.

          CERTIFICATE GROUP: Certificate Group 1, Certificate Group 2, Certificate Group 1-2, Certificate Group 3 and Certificate Group 4.

          CERTIFICATE GROUP 1: The Group of Certificates which is composed of the Group 1 Senior Certificates.

          CERTIFICATE GROUP 2: The Group of Certificates which is composed of the Group 2 Senior Certificates.

          CERTIFICATE GROUP 1-2: The Group of Certificates which is composed of the Group 1-2 Subordinate Certificates.

          CERTIFICATE GROUP 3: The Group of Certificates which is composed of the Group 3 Certificates.

          CERTIFICATE GROUP 4: The Group of Certificates which is composed of the Group 4 Certificates.

          CERTIFICATE OWNER: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

          CERTIFICATE REGISTER: The register maintained pursuant to Section
5.02.

          CERTIFICATE SUB-GROUP: With respect to Certificate Group 3, Sub-Group 3-A and Sub-Group 3-B.

          CERTIFICATEHOLDER: A Holder of a Certificate.

          CLASS: With respect to the Certificates, 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, 1-A-6, 1-A-7, 1-A-8, 1-X, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6,
2-A-7, 2-A-8, 2-A-9, 2-A-10, 2-A-11, 2-X, B-1, B-2, B-3, B-4, B-5, B-6, 3-A-1,
3-A-2, 3-A-3, 3-A-4, 3-A-5, 3-X, 3-B-1, 3-B-2, 3-B-3, 3-B-4, 3-B-5, 3-B-6,
4-A-1, 4-A-2, 4-A-3, 4-X, 4-B-1, 4-B-2, 4-B-3, 4-B-4, 4-B-5, 4-B-6, PO, R-1,
R-2, R-3, R-4, R-5 and R-6.

          CLASS 1-A-4 INCREMENTAL INTEREST AMOUNT: With respect to each Distribution Date through and including the Distribution Date in June 1999, an amount equal to the excess of Accrued Certificate Interest due to the Class 1-A-4 Certificates on such Distribution Date over the amount of such Accrued Certificate Interest calculated as if such Class 1-A-4 Certificates had a Pass-Through Rate of 7.00%.

          CLASS 1-A-8 OPTIMAL PRINCIPAL AMOUNT: As defined in Section 6.01(a)(i)(D).

          CLASS 1-A-8 PRO RATA OPTIMAL PRINCIPAL AMOUNT: As defined in Section 6.01(a)(i)(E).

          CLASS 2-A-11 OPTIMAL PRINCIPAL AMOUNT: As defined in Section 6.01(a)(ii)(D).

          CLASS 2-A-11 PRO RATA OPTIMAL PRINCIPAL AMOUNT: As defined in Section 6.01(a)(ii)(E).

          CLASS 3-A-4 OPTIMAL PRINCIPAL AMOUNT: As defined in Section 6.01(a)(v)(D).

          CLASS 3-A-4 PRO RATA OPTIMAL PRINCIPAL AMOUNT: As defined in Section 6.01(a)(v)(E).

          CLASS PREPAYMENT DISTRIBUTION TRIGGER: For a Class of Subordinate Certificates in any Certificate Group for any Distribution Date, the Class Prepayment Distribution Trigger is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate Current Principal Amount of such Class and each Class of Subordinate Certificates in the same Certificate Group subordinate thereto, if any, and the denominator of which is the Scheduled Principal Balance of all of the Mortgage Loans in the related Mortgage Loan Group (or Mortgage Loan Group 1 and Mortgage Loan Group 2 in the case of a Class of Group 1-2 Subordinate Certificates) as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

          CMC: Cendant Mortgage Corporation, or its successors in interest.

          CMC MORTGAGE LOANS: The Group 3 Mortgage Loans in the aggregate principal amount of $37,522,917.48 that were originated or acquired by CMC, as indicated on the Mortgage Loan Schedule relating to the Group 3 Mortgage Loans, and sold to SAMI pursuant to the Mortgage Loan Purchase Agreement and subject to the CMC Sub-Servicing Agreement.

          CMC SUB-SERVICING AGREEMENT: The Purchase, Warranties and Servicing Agreement dated as of May 1, 1998 between BSMCC and CMC, as amended or supplemented from time to time.

          CLOSING DATE: June 30, 1998.

          CODE: The Internal Revenue Code of 1986, as amended.

          COMPENSATING INTEREST PAYMENTS: As defined in Section 6.09.

          COMPONENT: The Component 1-PO, the Component 2-PO, the Component 3-PO, the Component 4-PO, Component 2-A-6-I and Component 2-A-6-II.

          COMPONENT CERTIFICATES: Class 2-A-6 and Class PO Certificates.

          COMPONENT 1-PO: An amount equal to the strip of principal from the Discount Mortgage Loans in Mortgage Loan Group 1, initially $453,766.

          COMPONENT 2-PO: An amount equal to the strip of principal from the Discount Mortgage Loans in Mortgage Loan Group 2, initially $16,673.

          COMPONENT 3-PO: An amount equal to the strip of principal from the Discount Mortgage Loans in Mortgage Loan Group 3, initially $99,091.

          COMPONENT 4-PO: An amount equal to the strip of principal from the Discount Mortgage Loans in Mortgage Loan Group 4, initially $12,562.

          COMPONENT 2-A-6-I: The portion of the Class A-6 Certificate having an initial principal amount of $9,303,000.

          COMPONENT 2-A-6-II: The portion of the Class A-6 Certificate having an initial principal amount of $24,249,000.

          COMPONENT PO CASH SHORTFALL: The Component 1-PO Cash Shortfall, Component 2-PO Cash Shortfall, Component 3-PO Cash Shortfall and/or Component 4-PO Cash Shortfall.

          COMPONENT 1-PO CASH SHORTFALL: As defined in Section 6.01(a)(i)(C)

          COMPONENT 2-PO CASH SHORTFALL: As defined in Section 6.01(a)(ii)(C)

          COMPONENT 3-PO CASH SHORTFALL: As defined in Section 6.01(a)(v)(C)

          COMPONENT 4-PO CASH SHORTFALL: As defined in Section 6.01(a)(vii)(C)

          COMPONENT PO DEFERRED AMOUNT: With respect to each Distribution Date through the applicable Cross-Over Date, the aggregate of all amounts allocable on such Distribution Date to Component 1-PO, Component 2-PO, Component 3-PO and Component 4-PO, in respect of the principal portion of applicable Realized Losses on Discount Mortgage Loans in the Mortgage Loan Groups 1, 2, 3 and 4, respectively, and the applicable Component PO Cash Shortfall for Component 1-PO, Component 2-PO, Component 3-PO and Component 4-PO, respectively, and all amounts previously allocated in respect of such losses and such shortfalls to the Component 1-PO, Component 2-PO, Component 3-PO and Component 4-PO, respectively, and not distributed on prior Distribution Dates. No interest shall accrue on any Component PO Deferred Amount.

          COMPONENT PO DEFERRED PAYMENT WRITEDOWN AMOUNT: With respect to any Distribution Date, the amount if any, distributed on such date in respect of the Component 1-PO, Component 2-PO, Component 3-PO and Component 4-PO Deferred Amounts, respectively, pursuant to Sections 6.01(a)(i)(A) FOURTH, 6.01(a)(ii)(A) FOURTH, 6.01(a)(v)(A)(I) FOURTH, and 6.01(a)(vii)(A) FOURTH, respectively.

          COMPONENT PO PRINCIPAL DISTRIBUTION AMOUNT: With respect to Component 1-PO, Component 2-PO, Component 3-PO and Component 4-PO on each Distribution Date, an amount, without duplication, equal to the sum of:

                  (i) the applicable PO Percentage of all scheduled payments of principal due on each Discount Mortgage Loan in the related Mortgage Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous principal prepayments, but before any adjustment to such amortization schedule by reason of any other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) the applicable PO Percentage of the Scheduled Principal Balance of each Discount Mortgage Loan in the related Mortgage Loan Group which was the subject of a Voluntary Principal Prepayment in full received by the related Sub-Servicer during the applicable Prepayment Period;

                  (iii) the applicable PO Percentage of all Voluntary Principal Prepayments in part for each Discount Mortgage Loan in the related Mortgage Loan Group received during the applicable Prepayment Period;

                  (iv) the lesser of (a) the applicable PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal on each Discount Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than a Discount Mortgage Loan described in clause (B)) and (B) the Scheduled Principal Balance of each such Discount Mortgage Loan purchased by an Insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the applicable PO Percentage of the sum of
         (A) the Scheduled Principal Balance of each Discount Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than a Discount Mortgage Loan described in clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan that was purchased by an Insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise, less (C) in the case of clause (b), the applicable PO Percentage of the principal portion of Excess Losses (other than Debt Service Reductions) with respect to Discount Mortgage Loans in the related Mortgage Loan Group incurred during the related Prepayment Period; and

                  (v) the applicable PO Percentage of the sum of (a) the Scheduled Principal Balance of each Discount Mortgage Loan or REO Property in the related Mortgage Loan Group which was repurchased by BSMCC or a Sub-Servicer on such Distribution Date pursuant to Section
         2.02 or 2.03(A)(b) and (b) the excess, if any, of the Scheduled Principal Balance of a Discount Mortgage Loan in the related Mortgage Loan Group that has been replaced by BSMCC with a Substitute Mortgage Loan pursuant to Section 2.04 on such Distribution Date over the Scheduled Principal Balance of such Substitute Mortgage Loan.

          COOPERATIVE: A corporation that has been formed for the purpose of cooperative apartment ownership.

          COOPERATIVE ASSETS: Shares issued by Cooperatives, the related Lease and any other collateral securing the Cooperative Loans.

          COOPERATIVE BUILDING: The building and other property owned by a Cooperative.

          COOPERATIVE LOAN: The indebtedness of a Mortgagor evidenced by a Mortgage Note which is secured by Cooperative Assets and which is being sold to the Purchaser pursuant to this Agreement, the Mortgage Loans so sold being identified in the Final Mortgage Loan Schedule.

          COOPERATIVE UNIT: A specific dwelling unit in a Cooperative Building as to which exclusive occupancy rights have been granted pursuant to a Lease.

          CORPORATE TRUST OFFICE: The office of the Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division, ref: SAMI 1998-8.

          CORRESPONDING CLASS: As indicated in Section 5.01(c).

          CROSS-OVER DATE: The Group 1-2 Cross-Over Date, the Group 3 Cross-Over Date and the Group 4 Cross-Over Date.

          CURRENT PRINCIPAL AMOUNT: With respect to any Certificate (other than a Notional Amount Certificate) or Component of a Certificate as of any Distribution Date, the initial principal amount of such Certificate or Component, as reduced by (i) all amounts distributed on previous Distribution Dates on such Certificate or Component with respect to principal, (ii) the principal portion of all Realized Losses allocated prior to such Distribution Date to such Certificate or Component, taking account of the Loss Allocation Limitation applicable to the Certificate Group of such Certificate or Component and (iii) in the case of a Subordinate Certificate of a Certificate Group, such Certificate's pro rata share, if any, of the applicable Subordinate Certificate Writedown Amount for such Group and the applicable Component PO Deferred Payment Writedown Amount, in each case for previous Distribution Dates. With respect to any Class of Certificates (other than the Notional Amount Certificates) or Components, the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates in such Class or such Components. Notwithstanding the foregoing, solely for purposes of giving consents, directions, waivers, approvals, requests and notices, the Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Class R-6 Certificates after the Distribution Date on which they receive the distribution of the last dollar of their original principal amount shall be deemed to have a Current Principal Amount equal to their Current Principal Amount on the day immediately preceding such Distribution Date.

          CUSTODIAL AGREEMENT: Any agreement between the Trustee and the entity named therein pursuant to which such entity agrees to act as custodian of some or all of the Mortgage Files.

          CUSTODIAN: Norwest Bank Minnesota, National Association, or any successor custodian appointed in accordance with this Agreement and any applicable Custodial Agreement that has accepted such appointment in connection therewith.

          CUSTODY ACCOUNT: A trust account created and maintained pursuant to
Section 4.04.

          CUT-OFF DATE: June 1, 1998.

          CUT-OFF DATE BALANCE: $524,129,196.63.

          DEBT SERVICE REDUCTION: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

          DEBTOR RELIEF LAWS: Any applicable liquidation, conservatorship, receivership, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

          DEFAULTED MORTGAGE LOAN: Any Mortgage Loan as to which the Mortgagor has failed to make unexcused payment in full of three or more consecutive Scheduled Payments.

          DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

          DEPOSITORY: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

          DEPOSITORY AGREEMENT: The meaning specified in Subsection 5.01(a) hereof.

          DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          DESIGNATED DEPOSITORY INSTITUTION: A depository institution (commercial bank, federal savings bank mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

          DETERMINATION DATE: The 18th day of the month of the Distribution Date, or if such day is not a Business Day, the preceding Business Day.

          DISCOUNT MORTGAGE LOAN: Any Group 1, Group 2, Group 3 or Group 4 Mortgage Loan with a Net Rate less than 7.00%, 6.75%, 6.50% or 6.75%, per annum, respectively.

          DISTRIBUTION DATE: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

          DTC CUSTODIAN: The First National Bank of Chicago, or its successors in interest as custodian for the Depository.

          DUE DATE: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month.

          DUE PERIOD: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs.

          EMC: EMC Mortgage Corporation.

          EMC SUB-SERVICING AGREEMENT: The Servicing Agreement dated as of May 1, 1998 between BSMCC and EMC, as amended or supplemented from time to time.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          EVENT OF DEFAULT: An event described in Section 8.01.

          EXCESS BANKRUPTCY LOSS: Any Bankruptcy Loss, or portion thereof with respect to a Group of Mortgage Loans, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

          EXCESS FRAUD LOSSES: Any Fraud Loss or portion thereof with respect to a Group of Mortgage Loans (i) occurring after the Fraud Coverage Termination Date with respect thereto or (ii) if on such date, in excess of the then-applicable Fraud Loss Amount.

          EXCESS LIQUIDATION PROCEEDS: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceed the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Interest Rate through the last day of the month in which the related Liquidation Date occurs, plus (ii) related Liquidation Expenses.

          EXCESS LOSSES: Means, collectively, Excess Bankruptcy Losses, Excess Fraud Losses and Excess Special Hazard Losses.

          EXCESS SPECIAL HAZARD LOSSES: Any Special Hazard Loss or portion thereof with respect to a Group of Mortgage Loans (i) occurring after the Special Hazard Termination Date with respect thereto or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

          FANNIE MAE: Fannie Mae (formerly the Federal National Mortgage Association) or any successor thereto.

          FDIC: Federal Deposit Insurance Corporation or any successor thereto.

          FITCH: Fitch IBCA Inc., or its successors in interest.

          FRAUD COVERAGE TERMINATION DATE: For any Mortgage Loan Group, the Distribution Date upon which the applicable Fraud Loss Amount has been reduced to zero or a negative number (or the Group 1-2 Cross-Over Date in the case of Mortgage Loan Group 1 and Mortgage Loan Group 2, the Group 3 Cross-Over Date in the case of Mortgage Loan Group 3 or the Group 4 Cross-Over Date in the case of Mortgage Loan Group 4, in each case if earlier.

          FRAUD LOSS: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan, as reported by the applicable Sub-Servicer to the Master Servicer.

          FRAUD LOSS AMOUNT: (A) Upon the initial issuance of the Certificates, the "Fraud Loss Amount" will equal (i) 2.0% of the aggregate Scheduled Principal Balances of the Group 1 and Group 2 Mortgage Loans as of the Cut-off Date (or $4,897,092.25); (ii) 1.0% of the aggregate Scheduled Principal Balances of the Group 3 Mortgage Loans as of the Cut-off Date (or $1,453,465.00); and (iii) 2.0% of the aggregate Scheduled Principal Balances of the Group 4 Mortgage Loans as of the Cut-off Date (or $2,678,563.00). As of any Distribution Date prior to the first anniversary of the Cut-off Date, the Fraud Loss Amount for each Mortgage Loan Group will equal the initial Fraud Loss Amount, minus the aggregate amount of Fraud Losses that would have been allocated to the Subordinate Certificates of the related Certificate Group in the absence of the Loss Allocation Limitation since the Cut-off Date. (B) As of any Distribution Date from the first through the fifth anniversaries of the Cut-off Date, the Fraud Loss Amount for Mortgage Loan Group 1 and Mortgage Loan Group 2 will equal (1) the lesser of
(a) the applicable Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.0% of the aggregate outstanding principal balance of all of the Mortgage Loans of Mortgage Loan Group 1 and Mortgage Loan Group 2 as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Group 1-2 Subordinate Certificates in the absence of the applicable Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. (C) As of any Distribution Date (x) from the first through the third anniversaries of the Cut-off Date, the Fraud Loss Amount for Mortgage Loan Group 3 will equal (1) the lesser of (a) the applicable Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.0% of the aggregate outstanding principal balance of all of the Mortgage Loans of Mortgage Loan Group 3 as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Group 3 Subordinate Certificates in the absence of the applicable Loss Allocation Limitation since the most recent anniversary of the Cut-off Date; and (y) after the third and through the fifth anniversary of the Cut-off Date, the Fraud Loss Amount for Mortgage Loan Group 3 will equal (i) the lesser of (a) the applicable Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all Mortgage Loans of Mortgage Loan Group 3 as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Group 3 Subordinate Certificates in the absence of the applicable Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. (D) As of any Distribution Date from the first through the fifth anniversaries of the Cut-off Date, the Fraud Loss Amount for Mortgage Loan Group 4 will equal (1) the lesser of (a) the applicable Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.0% of the aggregate outstanding principal balance of all of the Mortgage Loans of Mortgage Loan Group 4 as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Group 4 Subordinate Certificates in the absence of the applicable Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. (E) After the fifth anniversary of the Cut-off Date, the Fraud Loss Amount for each Mortgage Loan Group shall be zero.

          FRACTIONAL UNDIVIDED INTEREST: With respect to any Class of Certificates (other than the Notional Amount Certificates) or any Component, the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Current Principal Amount of such Certificate or such Component and the denominator of which is the Current Principal Amount of such Class or such Component. With respect to any Class of Notional Amount Certificates, the fractional undivided interest evidenced by such Certificate, the numerator of which is the Notional Amount of such Certificate and the denominator of which is the Notional Amount of such Class. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by
(i) each Notional Amount Certificate will be deemed to equal 1% multiplied by a fraction, the numerator of which is the Notional Amount of such Certificate and the denominator of which is the Notional Amount of all of the Notional Amount Certificates of the same Class, (ii) a Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 or Class R-6 Certificate will be deemed to equal 1% multiplied by a fraction the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the aggregate Current Principal Amount of such respective Class and (iii) a Certificate of any other Class will be deemed to equal 88% (plus an additional 1% if and when each Class of Notional Amount Certificates has been paid in full prior to the date of determination) multiplied by a fraction, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the Current Principal Amount of all the Certificates.

          FREDDIE MAC: Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

          FUNDS TRANSFER DATE: The Business Day prior to the related Distribution Date in any month or if such day is not a Business Day, the preceding Business Day.

          GLOBAL CERTIFICATE: Any Private Certificate registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository). As of the Closing Date, there will be no Global Certificate.

          GROUP AVAILABLE FUNDS: Reference to any one of the Group 1 Available Funds, Group 2 Available Funds, Group 3 Available Funds or Group 4 Available Funds.

          GROUP 1 AVAILABLE FUNDS, GROUP 2 AVAILABLE FUNDS, GROUP 3 AVAILABLE FUNDS, GROUP 4 AVAILABLE FUNDS: Except as otherwise provided in Sections 6.01(a)(iii) and 6.01(c), with respect to any Distribution Date, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans in Mortgage Loan Groups 1, 2, 3 and 4, respectively: (a) all previously undistributed payments on account of principal (including the principal portion of Scheduled Payments, Principal Prepayments and the principal portion of Net Liquidation Proceeds) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, (b) any Monthly Advances (including Certificate Account Advances) and Compensating Interest Payments by the Master Servicer or a Sub-Servicer with respect to such Distribution Date, (c) any amount reimbursed by the Master Servicer or a Sub-Servicer pursuant to 4.04(d) in connection with losses on Permitted Investments and (d) in the case of Group 1 Available Funds until and including the Distribution Date in June 1999, any amounts transferred from the Interest Reserve Account in accordance with Section 4.05 for the benefit of the Class 1-A-4 Certificates, except:

                  (i) all payments that were due on or before the Cut-off Date;

                  (ii)  all Principal Prepayments and Liquidation
         Proceeds received after the applicable Prepayment Period;

                  (iii) all payments, other than Principal Prepayments, that represent early receipt of Scheduled Payments due on a date or dates subsequent to the related Due Date;

                  (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances (including Certificate Account Advances);

                  (v) amounts of Monthly Advances (including Certificate Account Advances) determined to be Nonrecoverable Advances; and

                  (vi) amounts permitted to be withdrawn from the Certificate Account pursuant to Subsection 4.03(a).

          GROUP 1 CERTIFICATES: The Group 1 Senior Certificates.

          GROUP 2 CERTIFICATES: The Group 2 Senior Certificates.

          GROUP 1-2 CERTIFICATES: The Group 1-2 Subordinate Certificates.

          GROUP 3 CERTIFICATES: The Group 3 Senior Certificates and the Group 3 Subordinate Certificates.

          GROUP 4 CERTIFICATES: The Group 4 Senior Certificates and the Group 4 Subordinate Certificates.

          GROUP 1-2 CROSS-OVER DATE: The first Distribution Date on which the aggregate Current Principal Amount of the Group 1-2 Subordinate Certificates has been reduced to zero (giving effect to all distributions on such Distribution
Date).

          GROUP 3 CROSS-OVER DATE: The first Distribution Date on which the aggregate Current Principal Amount of the Group 3 Subordinate Certificates has been reduced to zero (giving effect to all distributions on such Distribution
Date).

          GROUP 4 CROSS-OVER DATE: The first Distribution Date on which the aggregate Current Principal Amount of the Group 4 Subordinate Certificates has been reduced to zero (giving effect to all distributions on such Distribution
Date).

          GROUP 1-2 LOSS ALLOCATION LIMITATION: The meaning specified in Section 6.03(b)(F) hereof.

          GROUP 3 LOSS ALLOCATION LIMITATION: The meaning specified in Section 6.03(b)(F) hereof.

          GROUP 4 LOSS ALLOCATION LIMITATION: The meaning specified in Section 6.03(b)(F) hereof.

          GROUP 1 MORTGAGE LOANS: The Mortgage Loans identified as such on the portion of the Mortgage Loan Schedule attached hereto as Exhibit B-1.

          GROUP 2 MORTGAGE LOANS: The Mortgage Loans identified as such on the portion of the Mortgage Loan Schedule attached hereto as Exhibit B-2.

          GROUP 3 MORTGAGE LOANS: The Mortgage Loans identified as such on the portion of the Mortgage Loan Schedule attached hereto as Exhibit B-3.

          GROUP 4 MORTGAGE LOANS: The Mortgage Loans identified as such on the Mortgage Loan Schedule attached hereto as Exhibit B-4.

          GROUP 1 NON-PO OPTIMAL PRINCIPAL AMOUNT: With respect to each Distribution Date, an amount equal to the sum of the amounts included in clauses
(i) through and including (v) of the definition of " Group 1 Senior P&I Optimal Principal Amount" for such Distribution Date prior to application of the Senior Percentage or Senior Prepayment Percentage, as applicable.

          GROUP 2 NON-PO OPTIMAL PRINCIPAL AMOUNT: With respect to each Distribution Date, an amount equal to the sum of the amounts included in clauses
(i) through and including (v) of the definition of "Group 2 Senior P&I Optimal Principal Amount" for such Distribution Date prior to application of the Senior Percentage or Senior Prepayment Percentage, as applicable.

          GROUP 1-2 ORIGINAL SUBORDINATE PRINCIPAL BALANCE: The sum of the aggregate Current Principal Amounts of each Class of Group 1-2 Subordinate Certificates as of the Cut-off Date.

          GROUP 3 ORIGINAL SUBORDINATE PRINCIPAL BALANCE: The sum of the aggregate Current Principal Amounts of each Class of Group 3 Subordinate Certificates as of the Cut-off Date.

          GROUP 4 ORIGINAL SUBORDINATE PRINCIPAL BALANCE: The sum of the aggregate Current Principal Amounts of each Class of Group 4 Subordinate Certificates as of the Cut-off Date.

          GROUP 1 SENIOR CERTIFICATES: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-X, Component 1-PO, Class R-1, Class R-5 and Class R-6 Certificates.

          GROUP 2 SENIOR CERTIFICATES: The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-X, Component 2-PO and Class R-2 Certificates.

          GROUP 3 SENIOR CERTIFICATES: The Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-X, Component 3-PO and Class R-3 Certificates.

          GROUP 4 SENIOR CERTIFICATES: The Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-X, Component 4-PO and Class R-4 Certificates.

          GROUP 1 SENIOR P&I CERTIFICATES: The Group 1 Senior Certificates (other than the Component 1-PO).

          GROUP 2 SENIOR P&I CERTIFICATES: The Group 2 Senior Certificates (other than the Component 2-PO).

          GROUP 3 SENIOR P&I CERTIFICATES: The Group 3 Senior Certificates (other than the Component 3-PO).

          GROUP 4 SENIOR P&I CERTIFICATES: The Group 4 Senior Certificates (other than the Component 4-PO).

          GROUP 1 SENIOR P&I OPTIMAL PRINCIPAL AMOUNT, GROUP 2 SENIOR P&I OPTIMAL PRINCIPAL AMOUNT, SUB-GROUP 3A SENIOR P&I OPTIMAL PRINCIPAL AMOUNT, SUB-GROUP 3B SENIOR P&I OPTIMAL PRINCIPAL AMOUNT OR GROUP 4 SENIOR P&I OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum, without duplication, of:

                  (i) the applicable Senior Percentage of the applicable Non-PO Percentage of all scheduled payments of principal allocated to the Scheduled Principal Balance due on each Outstanding Mortgage Loan in the related Mortgage Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of all Voluntary Principal Prepayments in part received during the related Prepayment Period with respect to each Mortgage Loan in the related Mortgage Loan Group, together with the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

                  (iii) the lesser of (a) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage for the relevant Certificate Group of the sum of (A) all Net Liquidation Proceeds for such Certificate Group, allocable to principal received in respect of each Mortgage Loan of the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan in the related Mortgage Loan Group purchased by an Insurer from the Trustee during the related Prepayment Period, pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the applicable Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan of the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the Mortgage Loans described in clause
         (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan in the related Mortgage Loan Group that was purchased by an Insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise, less
         (C) in the case of clause (b), the applicable Senior Percentage of the Non-PO Percentage of the principal portion of Excess Losses (other than Debt Service Reductions) on each Mortgage Loans in the related Mortgage Loan Group incurred during the related Prepayment Period;

                  (iv) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan or REO Property of the related Mortgage Loan Group which was purchased by BSMCC or a Sub-Servicer on such Distribution Date pursuant to Section 2.02 or 2.03A(b);

                  (v) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by BSMCC with a Substitute Mortgage Loan pursuant to Section 2.04 on such Distribution Date over the Scheduled Principal Balance of such Substitute Mortgage Loan; and

                  (vi) plus or minus, in the case of the Group 1 Senior Certificates and/or the Group 2 Senior Certificates, any Principal Prepayments and/or other amounts allocable to the Group 1 Senior Certificates and/or the Group 2 Senior Certificates from the Mortgage Loan Group related to the other Certificate Group pursuant to Section 6.01(a)(iii) and/or Section 6.01(c).

          GROUP 1 SENIOR PERCENTAGE: Initially 95.24%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amounts of all the Group 1 Senior P&I Certificates immediately preceding such Distribution Date by the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans (other than the applicable PO Percentage) as of the beginning of the related Due Period.

          GROUP 2 SENIOR PERCENTAGE: Initially 95.25%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amounts of all Group 2 Senior P&I Certificates immediately preceding such Distribution Date by the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans (other than the applicable PO Percentage thereof) as of the beginning of the related Due Period.

          GROUP 4 SENIOR PERCENTAGE: Initially 92.25%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amounts of all the Group 4 Senior P&I Certificates immediately preceding such Distribution Date by the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans (other than the applicable PO Percentage thereof) as of the beginning of the related Due Period.

          GROUP 1 SENIOR PREPAYMENT PERCENTAGE, GROUP 2 SENIOR PREPAYMENT PERCENTAGE, SUB-GROUP 3A SENIOR PREPAYMENT PERCENTAGE, SUB-GROUP 3B SENIOR PREPAYMENT PERCENTAGE, OR GROUP 4 SENIOR PREPAYMENT PERCENTAGE: On any Distribution Date occurring during the periods set forth below, as follows (provided that in the case of the Group 1 and Group 2 Senior Certificates, Subordinate Percentage as used below means the applicable Class 1-2 Subordinate Percentage for the relevant Mortgage Loan Group):


   Period (dates inclusive)                   Senior Prepayment Percentage
-------------------------------------------------------------------------------
July 25, 1998 - June 25, 2003                  100%

July 25, 2003 - June 25, 2004                  Applicable Senior Percentage for
                                                the related Certificate Group or
                                                Sub-Group plus 70% of the
                                                applicable Subordinate
                                                Percentage for such Certificate
                                                Group or Sub-Group

July 25, 2004 - June 25, 2005                   Applicable Senior Percentage for
                                                the related Certificate Group or
                                                Sub-Group plus 60% of the
                                                applicable Subordinate
                                                Percentage for such Certificate
                                                Group or Sub-Group

July 25, 2005 - June 25, 2006                   Applicable Senior Percentage for
                                                the related Certificate Group or
                                                Sub-Group plus 40% of the
                                                applicable Subordinate
                                                Percentage for such Certificate
                                                Group or Sub-Group

July 25, 2006 - June 25, 2007                   Applicable Senior Percentage for
                                                the related Certificate Group or
                                                Sub-Group plus 20% of the
                                                applicable Subordinate
                                                Percentage for such Certificate
                                                Group or Sub-Group

July 25, 2007 and thereafter                    Applicable Senior Percentage for
                                                the related Certificate Group or
                                                Sub-Group.

Notwithstanding the foregoing, if on any Distribution Date the applicable Senior Percentage for a Certificate Group or Sub-Group exceeds the applicable Senior Percentage for such Certificate Group or Sub-Group as of the Cut-Off Date, the Senior Prepayment Percentage for such Certificate Group or Sub-Group for such Distribution Date will equal 100%. On the Distribution Date on which the Current Principal Amounts of the Senior Certificates of a Certificate Group or Sub-Group are reduced to zero, the Senior Prepayment Percentage for such Certificate Group or Sub-Group shall be the minimum percentage sufficient to effect such reduction and thereafter shall be zero, provided that in the circumstances described in
Section 6.01(a)(iii), prepayments resulting from Mortgage Loans in Mortgage Loan Group 1 or Mortgage Loan Group 2 and otherwise distributable to the Group 1-2 Subordinate Certificates shall be distributed to the Senior Certificates related to the other such Mortgage Loan Group.

In addition, no reduction of the applicable Senior Prepayment Percentage for a Certificate Group or either Sub-Group 3A or Sub-Group 3B in the case of Certificate Group 3 shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, either (A) (i)(x) the aggregate Scheduled Principal Balance of Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Subordinate Certificates of such Certificate Group (using in the case of the Group 1 Certificates and Group 2 Certificates the aggregate Scheduled Principal Balance of the Mortgage Loans of the respective Mortgage Loan Group after subtracting the current Principal Amount of the Group 1 or Group 2 Senior Certificates, as applicable) does not exceed 50% or (y) the aggregate Scheduled Principal Balance of Mortgage Loans of the related Mortgage Loan Group delinquent 60 days or more (including for this purpose any such Mortgage loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Scheduled Principal Balances of the Mortgage Loans in the related Mortgage Loan Group averaged over the last six months, does not exceed 2.0%; and (ii) cumulative Realized Losses on such Mortgage Loans do not exceed (a) 30% of the applicable Original Subordinate Principal Balance of such Certificate Group if such Distribution Date occurs between and including July 2003 and June 2004, (b) 35% of the Original Subordinate Principal Balance of such Certificate Group if such Distribution Date occurs between and including July 2004 and June 2005, (c) 40% of the applicable Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2005 and June 2006, (d) 45% of the applicable Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs between and including July 2006 and June 2007, and (e) 50% of the applicable Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs during or after July 2007; or
(B) (i) the aggregate Scheduled Principal Balance of Mortgage Loans of the related Mortgage Loan Group delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, does not exceed 4.0%; and (ii) cumulative Realized Losses on such Mortgage Loans do not exceed (a) 10% of the aggregate Current Principal Amounts of the applicable Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2003 and June 2004, (b) 15% of the applicable Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2004 and June 2005, (c) 20% of the applicable Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2005 and June 2006, (d) 25% of the applicable Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2006 and June 2007, and (e) 30% of the applicable Original Subordinate Principal Balance if such Distribution Date occurs during or after July 2007. No reduction of the Senior Prepayment Percentage for Certificate Groups 1 or 2 will occur unless the foregoing tests have been met with respect to both Groups.

          GROUP 1-2 SUBORDINATE CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

          GROUP 3 SUBORDINATE CERTIFICATES: The Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates.

          GROUP 4 SUBORDINATE CERTIFICATES: The Class 4-B-1, Class 4-B-2, Class 4-B-3, Class 4-B-4, Class 4-B-5 and Class 4-B-6.

         GROUP 1-2 SUBORDINATE CERTIFICATE WRITEDOWN AMOUNT: As to any Distribution Date, the amount by which (a) the sum of the Current Principal Amounts of all the Group 1, Group 2 and Group 1-2 Certificates (after giving effect to the distribution of principal and the allocation of applicable Realized Losses and any applicable Component PO Deferred Payment Writedown Amount with respect to the Component 1-PO and Component 2-PO in reduction of the Current Principal Amounts of such Certificates on such Distribution Date) exceeds (b) the aggregate Scheduled Principal Balances of the Group 1 and Group 2 Mortgage Loans on the Due Date related to such Distribution Date.

          GROUP 3 SUBORDINATE CERTIFICATE WRITEDOWN AMOUNT: As to any Distribution Date, the amount by which (a) the sum of the Current Principal Amounts of all of the Group 3 Certificates (after giving effect to the distribution of principal and the allocation of applicable Realized Losses and any applicable Component PO Deferred Payment Writedown Amount with respect to the Component 3-PO in reduction of the Current Principal Amounts of such Certificates on such Distribution Date) exceeds (b) the aggregate Scheduled Principal Balances of the Group 3 Mortgage Loans on the Due Date related to such Distribution Date.

          GROUP 4 SUBORDINATE CERTIFICATE WRITEDOWN AMOUNT: As to any Distribution Date, the amount by which (a) the sum of the Current Principal Amounts of all of the Group 4 Certificates (after giving effect to the distribution of principal and the allocation of applicable Realized Losses and any applicable Component PO Deferred Payment Writedown Amount with respect to the Component 4-PO in reduction of the Current Principal Amounts of such Certificates on such Distribution Date) exceeds (b) the aggregate Scheduled Principal Balances of the Group 4 Mortgage Loans on the Due Date related to such Distribution Date.

          GROUP 1-2 SUBORDINATE OPTIMAL PRINCIPAL AMOUNT, GROUP 3 SUBORDINATE OPTIMAL PRINCIPAL AMOUNT OR GROUP 4 SUBORDINATE OPTIMAL PRINCIPAL AMOUNT: As to any Distribution Date, an amount equal to the sum, without duplication, of the following (but in no event greater than the aggregate Current Principal Amounts of the Subordinate Certificates of the relevant Certificate Group immediately prior to such Distribution Date):

                  (i) the applicable Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of all Monthly Payments due on each Outstanding Mortgage Loan in the related Mortgage Loan Group (or Groups in the case of the Group 1-2 Subordinate Certificates), on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of each Voluntary Principal Payment in part during the related Prepayment Period with respect to each Mortgage Loan in the related Mortgage Loan Group (or Groups in the case of the Group 1-2 Subordinate Certificates) and the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group (or Groups in the case of the Class 1-2 Subordinate Certificates) that was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

                  (iii) the excess, if any, of the applicable Non-PO Percentage of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period over (B) the sum of the amounts distributable pursuant to clause (iii) of the definition of Senior P&I Optimal Principal Amount for the applicable Certificate Group and clause (iv) of the definition of the applicable Component PO Principal Distribution Amount, on such Distribution Date;

                  (iv) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group (or Groups in the case of the Group 1-2 Subordinate Certificates) which was purchased by BSMCC or a Sub Servicer on such Distribution Date pursuant to Section 2.02 or 2.03(A)(b) and (b) the difference, if any, between the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group (or Groups in the case of the Group 1-2 Subordinate Certificates) that has been replaced by BSMCC with a substitute Mortgage Loan pursuant to Section 2.04 on such Distribution Date over the Scheduled Principal Balance of such substitute Mortgage Loan;

                  (v) on the Distribution Date on which the Current Principal Amounts of the Senior P&I Certificates of the relevant Certificate Group have all been reduced to zero, 100% of any applicable Senior P&I Optimal Principal Amount; and

                  (vi) minus, in the case of the Group 1-2 Subordinate Certificates, any Principal Prepayments and/or other amounts allocable to the Group 1 Senior Certificates or Group 2 Senior Certificates from Mortgage Loan Group 1 or 2 pursuant to Section 6.01(a)(iii) and/or
         Section 6.01(c).

After the aggregate current Principal Amounts of the relevant Subordinate Certificates of the relevant Certificate Group have been reduced to zero, the Subordinate Optimal Principal Amount for such Certificate Group shall be zero.

          GROUP 1 SUBORDINATE PERCENTAGE, GROUP 2 SUBORDINATE PERCENTAGE, GROUP 3 SUBORDINATE PERCENTAGE OR GROUP 4 SUBORDINATE PERCENTAGE: On any Distribution Date, 100% minus the applicable Senior Percentage of the relevant Certificate Group; provided that the Group 1-2 Subordinate Certificates will have two Subordinate Percentages, one applicable to the Group 1 Mortgage Loans and one applicable to the Group 2 Mortgage Loans; and provided further that with respect to the Group 3 Subordinate Percentage, (x) two separate percentages shall be calculated as 100% minus the Sub-Group 3A Senior Percentage and 100% minus the Sub-Group 3B Senior Percentage, and (y) a weighted average of the two percentages obtained in sub-clause (x) shall be calculated, weighted on the basis of the Sub-Group 3A Percentage and the Sub-Group 3B Percentage, respectively, the result of which shall be the Group 3 Subordinate Percentage, except that for the purposes of calculating the Senior Prepayment Percentage for the Sub-Group 3A Senior Certificates or Sub-Group 3B Senior Certificates, the related percentage calculated in sub-clause (x) above shall be deemed to be the Subordinate Percentage for Sub-Group 3A and Sub-Group 3B, respectively.

          GROUP 1 SUBORDINATE PREPAYMENT PERCENTAGE, GROUP 2 SUBORDINATE PREPAYMENT PERCENTAGE, GROUP 3 SUBORDINATE PREPAYMENT PERCENTAGE OR GROUP 4 SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date, 100% minus the applicable Senior Prepayment Percentage for the relevant Certificate Group; provided that the Group 1-2 Subordinate Certificates will have two Subordinate Prepayment Percentages, one applicable to the Group 1 Mortgage Loans and one applicable to the Group 2 Mortgage Loans, except that on any Distribution Date after the Current Principal Amounts of the Senior Certificates of the relevant Certificate Group have each been reduced to zero, the Subordinate Prepayment Percentage for such Certificate Group will equal 100%; and provided further that with respect to the Group 3 Subordinate Prepayment Percentage, two separate percentages shall first be calculated as 100% minus the Sub-Group 3A Senior Prepayment Percentage and 100% minus the Sub-Group 3B Senior Prepayment Percentage, and second, a weighted average of the first two percentages shall be calculated, weighted on the basis of the Sub-Group 3A Percentage and the Sub-Group 3B Percentage, respectively, the result of which shall be the Group 3 Subordinate Prepayment Percentage.

          HMC: Headlands Mortgage Company, or its successors in interest.

          HMC MORTGAGE LOANS: The Group 1, Group 2, Group 3 and Group 4 Mortgage Loans, in the aggregate principal amounts of $8,964,427.86, $12,306,732.51, $5,366,744.46, and $53,762,797.43, respectively, each of which was sold to SAMI pursuant to the Mortgage Loan Purchase Agreement and subject to the HMC Sub-Servicing Agreement and the EMC Sub-Servicing Agreement.

          HMC SUB-SERVICING AGREEMENT: The Interim Servicing Agreement dated as of April 30, 1998 among BSMCC, EMC and HMC, as amended or supplemented from time to time.

          HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Seller, the Master Servicer, a Sub-Servicer or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

          INDEMNIFIED PERSONS: The Trustee, its officers, directors, agents and employees and any separate Co-trustee and its officers, directors, agents and employees.

          INDEPENDENT: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Seller or the Master Servicer and of any Affiliate of the Seller or the Master Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer, or any Affiliate of the Seller or the Master Servicer, and (c) is not connected with the Seller or the Master Servicer, or any Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          INDIVIDUAL CERTIFICATE: Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

          INSTITUTIONAL ACCREDITED INVESTOR: Any Person meeting the requirements of Rule 501 (a)(1), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

          INSURANCE POLICY: With respect to any Mortgage Loan, any Primary Mortgage Insurance Policy, standard hazard insurance policy, flood insurance policy or title insurance policy.

          INSURANCE PROCEEDS: Amounts paid by the insurer under any Insurance policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse Insured Expenses.

          INSURED EXPENSES: Expenses covered by any Insurance Policy.

          INSURER: Any issuer of an Insurance Policy.

          INTEREST ACCRUAL PERIOD: With respect to each Distribution Date, for each Class of Certificates the calendar month preceding the month in which the Distribution Date occurs, except for the Class 1-A-5 and Class 1-A-6 Certificates, which will be the period beginning on the 25th day of the month preceding the month in which the Distribution Date occurs and ending on the 24th day of the month in which the Distribution Date occurs, in each case commencing in June 1998.

          INTEREST RESERVE ACCOUNT: A trust account created and maintained pursuant to Section 4.05.

          INTEREST SHORTFALL: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Voluntary Principal Prepayment, or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                  (a) partial principal prepayments: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

                  (b) principal prepayments in full received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

                  (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a principal prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

          INVESTMENT LETTER: The letter to be furnished by each Institutional Accredited Investor which purchases any Class of Private Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

          LIBOR: Will be established as provided in Section 5.01(f).

          LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan as to which the related Sub-Servicer or the Master Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

          LIQUIDATION DATE: With respect to any Liquidated Mortgage Loan, the date on which the related Sub-Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

          LIQUIDATION EXPENSES: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the related Sub-Servicer or the Master Servicer and not recovered by the Master Servicer or any Sub-Servicer under any Primary Mortgage Insurance Policy for reasons other than the Sub-Servicer's failure to ensure the maintenance of or compliance with a Primary Mortgage Insurance Policy, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

          LIQUIDATION PROCEEDS: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise.

          LOAN SUMMARY AND REMITTANCE REPORT: The report to be submitted by the Master Servicer to the Trustee pursuant to Subsection 6.07(b).

          LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

          LOSS ALLOCATION LIMITATION: The meaning specified in Section 6.03(c) hereof.

          LOST NOTES: The original Mortgage Notes that have been lost, as indicated on Exhibit J hereto.

          MASTER SERVICER: Norwest Bank Minnesota, National Association, or its successor in interest, or any successor master servicer with respect to the Mortgage Loans appointed as herein provided.

          MASTER SERVICER COLLECTION ACCOUNT: The Account created and maintained pursuant to Section 4.01(d).

          MASTER SERVICER COMPENSATION: As defined in Section 4.01(d).

          MASTER SERVICING FEE: As to any Distribution Date, an amount equal to the investment earnings, net of investment losses, on amounts in the Master Servicer Collection Account and the Certificate Account.

          MONTHLY ADVANCE: The advance (including a Certificate Account Advance) required to be made by a Sub-Servicer pursuant to its Sub-Servicing Agreement or the Master Servicer on the related Advancing Date pursuant to Section 6.08.

          MORTGAGE FILE: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          MORTGAGE INTEREST RATE: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

          MORTGAGE LOAN: A mortgage loan (including Cooperative Loans) transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule, including a mortgage loan the property securing which has become an REO Property.

          MORTGAGE LOAN GROUP: Any one of Mortgage Loan Group 1, Mortgage Loan Group 2, Mortgage Loan Group 3 or Mortgage Loan Group 4, each of which constitutes a separate sub-trust.

          MORTGAGE LOAN GROUP 1: The group of Mortgage Loans which is composed of the Group 1 Mortgage Loans.

          MORTGAGE LOAN GROUP 2: The group of Mortgage Loans which is composed of the Group 2 Mortgage Loans.

          MORTGAGE LOAN GROUP 3: The group of Mortgage Loans which is composed of the Group 3 Mortgage Loans.

          MORTGAGE LOAN GROUP 4: The group of Mortgage Loans which is composed of the Group 4 Mortgage Loans.

          MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement dated as of June 26, 1998, between BSMCC, as seller, and Structured Asset Mortgage Investments Inc., as purchaser, and all amendments thereof and supplements thereto.

          MORTGAGE LOAN SCHEDULE: The schedule, attached hereto as Exhibits B-1 through B-4 with respect to the Mortgage Loans and as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to this Agreement, which shall separately identify the Group 1 Mortgage Loans, the Group 2 Mortgage Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

          MORTGAGE NOTE: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

          MORTGAGED PROPERTY: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

          MORTGAGOR: The obligor on a Mortgage Note.

          NAMC: North American Mortgage Company, or its successors in interest.

          NAMC MORTGAGE LOANS: The Group 1, Group 2, Group 3 and Group 4 Mortgage Loans in the aggregate principal amounts of $135,769,184.34, $83,742,706.83, $77,789,234.58 and $80,165,335.78, respectively, that were originated or acquired by NAMC, as indicated on the Mortgage Loan Schedule relating to the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans, and sold to SAMI pursuant to the Mortgage Loan Purchase Agreement and subject to the NAMC Sub-Servicing Agreement.

          NAMC SUB-SERVICING AGREEMENT: Collectively, the two Seller's Warranties and Servicing Agreements each dated as of June 1, 1998 between BSMCC and NAMC, as either may be amended or supplemented from time to time.

          NET INTEREST SHORTFALL: With respect to any Distribution Date, the Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

          NET LIQUIDATION PROCEEDS: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the related Sub-Servicer or Master Servicer in accordance with the related Sub-Servicing Agreement or this Agreement and (ii) unreimbursed advances by the related Sub-Servicer or Master Servicer and Monthly Advances including Certificate Account Advances.

          NET RATE: With respect to each Mortgage Loan, the Mortgage Interest Rate in effect from time to time less the applicable Sub-Servicing Fee attributable thereto (in each case, expressed as a per annum rate).

          NON-DISCOUNT MORTGAGE LOAN: Any Group 1, Group 2, Group 3 or Group 4 Mortgage Loan with a Net Rate equal to or greater than 7.00%, 6.75%, 6.50% or 6.75%, respectively.

          NON-PO PERCENTAGE: (x) (i) with respect to any Discount Mortgage Loan in Mortgage Loan Group 1, Mortgage Loan Group 2, or Mortgage Loan Group 4 the Net Rate thereof divided by 7.00%, 6.75% and 6.75%, respectively, and, (ii) with respect to any Discount Mortgage Loan in Mortgage Loan Group 3, 100% minus the Group 3 PO Percentage thereof and (y) with respect to any Non-Discount Mortgage Loan in Mortgage Loan Group 1, Mortgage Loan Group 2, Mortgage Loan Group 3 or Mortgage Loan Group 4, 100%.

          NONRECOVERABLE ADVANCE: Any advance (i) which was previously made or is proposed to be made by a Sub-Servicer or the Master Servicer and (ii) which, in the good faith judgment of such Sub-Servicer or the Master Servicer, as evidenced by an Officer's Certificate (in the case of the Master Servicer), will not or, in the case of a proposed advance, would not, be ultimately recoverable by the Sub-Servicer or the Master Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance was made.

          NORWEST: Norwest Bank Minnesota, National Association, and its successors in interest.

          NOTIONAL AMOUNT: On any Distribution Date, with respect to (1) the Class 1-A-7 Certificates, an amount equal to the sum of the Current Principal Amount of the Class 1-A-5 Certificates and the Current Principal Amount of the Class 1-A-6 Certificates, (2) the Class 1-X Certificates, Class 2-X Certificates, or Class 4-X Certificates, an amount equal to the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 1, Group 2 or Group 4, respectively, immediately following the Due Date in the month prior to the month of the Distribution Date, (3) the Class 2-A-4 Certificates, an amount equal to the sum of: (i) the product of (A) 3.703703704% and (B) the Current Principal Amount of the Class 2-A-1 Certificates, (ii) the product of (A) 5.925925926% and (B) the Current Principal Amount of the Class 2-A-2 Certificates, (iii) the product of (A) 5.185185185% and (B) the Current Principal Amount of the Class 2-A-3 Certificates, (iv) the product of (A) 3.703703704% and (B) the Current Principal Amount of Component 2-A-6-I, and (v) the product of (A) 3.703703704% and (B) the Current Principal Amount of Component 2-A-6-II; and (4) the Group 3X Certificates, an amount equal to the Sub-Group 3A Percentage of the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 3 immediately following the Due Date in the month prior to the month of the Distribution Date.

          NOTIONAL AMOUNT CERTIFICATES: The Class 1-X, Class 2-X, Class 3-X Class 4-X, Class 1-A-7, and Class 2-A-4 Certificates.

          OFFERED CERTIFICATE: Any Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-X, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-X, Class B-1, Class B-2, Class B-3, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-X, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-X, Class 4-B-1, Class 4-B-2, Class 4-B-3, Class PO, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Class R-6 Certificate.

          OFFERED SUBORDINATE CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 4-B-1, Class 4-B-2 and Class 4-B-3 Certificates.

          OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Master Servicer and delivered to the Trustee or the Custodian, as required by this Agreement.

          OPINION OF COUNSEL: A written opinion of counsel who is or are acceptable to the Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for a Sub-Servicer or the Master Servicer.

          ORIGINAL SUBORDINATE PRINCIPAL BALANCE: Each of the Group 1-2 Original Subordinate Principal Balance, Group 3 Original Subordinate Principal Balance and Group 4 Original Subordinate Principal Balance.

          ORIGINAL VALUE: The lesser of (i) the Appraised Value or (ii) sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except that in instances where either (i) or (ii) is unavailable, the other may be used to determine Original Value, or if both (i) and (ii) are unavailable, Original Value may be determined from other sources reasonably acceptable to the Trustee.

          OUTSTANDING MORTGAGE LOAN: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Sections 2.02 or 2.03A or replaced pursuant to Section 2.04.

          OUTSTANDING PRINCIPAL BALANCE: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net Insurance Proceeds with respect thereto to the extent applied to principal.

          PAC CERTIFICATES: The PAC I and PAC II Certificates.

          PAC I CERTIFICATES: The Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates and Component 2-A-6-I.

          PAC II CERTIFICATES: The Class 2-A-5, Class 2-A-7, and Class 2-A-8 Certificates and Component 2-A-6-II.

          PASS-THROUGH RATE: As to each Class of Certificates, the rate of interest set forth, or determined as provided with respect thereto, in Section 5.01(d). Any monthly calculation of interest at a stated rate shall be based upon annual interest at such rate divided by twelve.

          PERMITTED INVESTMENTS: Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the Certificateholders:

                  (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Trustee holds the security therefor;

                  (iv) securities bearing interest or sold at a discount issued by any corporation (including the Trustee) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; PROVIDED, HOWEVER, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances and amounts of all the Mortgage Loans and Permitted Investments held as part of the Trust;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment;

                  (vi) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

                  (vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

                  (viii) any money market or common trust fund having the Applicable Credit Rating or better from each Rating Agency, including any such fund for which the Trustee, the Master Servicer or any affiliate of the Trustee or the Master Servicer acts as a manager or an advisor;

PROVIDED, HOWEVER, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

          PERSON: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          PHYSICAL CERTIFICATES: The Private Certificates and the Residual Certificates.

          PLANNED BALANCE: With respect to each Class of PAC Certificates and each Distribution Date, the amount set forth for such Class in Exhibit I hereto for the respective Distribution Date.

          PO PERCENTAGE: (x) (i) With respect to any Discount Mortgage Loan, in Mortgage Loan Group 1, Mortgage Loan Group 2 or Mortgage Loan Group 4, the fraction, expressed as a percentage, equal to 7.00%, 6.75% or 6.75%, respectively, minus the Net Rate thereof divided by 7.00%, 6.75% or 6.75%, respectively, and (ii) with respect to any Discount Mortgage Loan in Mortgage Loan Group 3, the fraction, expressed as a percentage, equal to 6.50% minus the Net Rate thereof divided by 6.50% multiplied by the Sub-Group 3A Percentage; and
(y) with respect to any Non-Discount Mortgage Loan, 0%.

          PREPAYMENT PERIOD: With respect to any Mortgage Loan and any Distribution Date, the calendar month preceding the month of such Distribution Date.

          PRIMARY MORTGAGE INSURANCE POLICY: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, or any replacement policy therefor.

          PRINCIPAL PREPAYMENT: Any payment (whether partial or full) or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and the purchase price in connection with any purchase of a Mortgage Loan, any cash deposit in connection with the substitution of a Mortgage Loan, and the principal portion of Net Liquidation Proceeds.

          PRIVATE CERTIFICATES: Any Class B-4, Class B-5, Class B-6, Class 3-B-4, Class 3-B-5, Class 3-B-6, Class 4-B-4, Class 4-B-5 or Class 4-B-6 Certificate.

          PROTECTED ACCOUNT: An account established and maintained in the name of the Trustee for the benefit of Certificateholders by the Master Servicer or any Sub-Servicer with respect to the Mortgage Loans and with respect to REO Property in a Designated Depository Institution for receipt of principal and interest and other amounts as described in Section 4.01.

          QIB: A Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act.

          QUALIFIED INSURER: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

          RATING AGENCIES: S&P and Fitch.

          RATING AGENCY ELIGIBLE ACCOUNT: An account, including one maintained with the Trustee, which either (i) is a trust account maintained with the corporate trust department of a depository institution or trust company (including, without limitation, the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia which is not affiliated with the Master Servicer, any Sub-Servicer or any other master servicer other than the Trustee or (ii) is maintained with an entity which is an institution whose deposits are insured by the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated "A" or higher by S&P and "A" or higher by Fitch, or one of the two highest short-term ratings by each Rating Agency, and which is either (a) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (b) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (c) a national banking association under the federal banking laws, or (d) a principal subsidiary of a bank holding company.

          REALIZED LOSS: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of such liquidation LESS (y) the related Net Liquidation Proceeds with respect to such Mortgage Loan.

          RECORD DATE: With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

          REINVESTMENT AGREEMENTS: One or more reinvestment agreements, acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

          RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          RELIEF ACT MORTGAGE LOAN: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act.

          REMIC: A real estate mortgage investment conduit, as defined in the Code.

          REMIC I: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) the Group 1 Mortgage Loans, (ii) the sub-account of the Certificate Account relating to the Group I Mortgage Loans, (iii) any REO Property relating to the Group I Mortgage Loans and (iv) any proceeds of the foregoing.

          REMIC I CERTIFICATES: The REMIC I Regular Certificates and the Class R-1 Certificates.

          REMIC I REGULAR CERTIFICATES: As defined in Section 5.01(c)

          REMIC II: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) the Group 2 Mortgage Loans, (ii) the sub-account of the Certificate Account relating to the Group 2 Mortgage Loans, (iii) any REO Property relating to the Group 2 Mortgage Loans and (iv) any proceeds of the foregoing.

          REMIC II CERTIFICATES: The REMIC II Regular Certificates and the Class R-2 Certificates.

          REMIC II REGULAR CERTIFICATES: As defined in Section 5.01(c).

          REMIC III: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) the Group 3 Mortgage Loans, (ii) the sub-account of the Certificate Account relating to the Group 3 Mortgage Loans, (iii) any REO Property relating to the Group 3 Mortgage Loans and (iv) any proceeds of the foregoing.

          REMIC III CERTIFICATES: The REMIC III Regular Certificates and the Class R-3 Certificates.

          REMIC III REGULAR CERTIFICATES: As defined in Section 5.01(c).

          REMIC IV: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) the Group 4 Mortgage Loans, (ii) the sub-account of the Certificate Account relating to the Group 4 Mortgage Loans, (iii) any REO Property relating to the Group 4 Mortgage Loans and (iv) any proceeds of the foregoing.

          REMIC IV CERTIFICATES: The REMIC IV Regular Certificates and the Class R-4 Certificates.

          REMIC IV REGULAR CERTIFICATES: As defined in Section 5.01(c).

          REMIC V: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC I Regular Certificates and the REMIC II Regular Certificates.

          REMIC V CERTIFICATES: The REMIC V Regular Certificates and the Class R-5 Certificates.

          REMIC V REGULAR CERTIFICATES: As defined in Section 5.01(c).

          REMIC VI: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC III, REMIC IV and REMIC V Regular Certificates and the Interest Reserve Account.

          REMIC VI CERTIFICATES: The REMIC VI Regular Certificates and the Class R-6 Certificates.

          REMIC VI REGULAR CERTIFICATES: As defined in Section 5.01(d), other than the Class R-6 Certificates.

          REMIC OPINION: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause any Series REMIC to fail to qualify as a REMIC while any regular interest in any Series REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any Series REMIC or (iii) constitute a taxable contribution to any Series REMIC after the Startup Day.

          REMIC PROVISIONS: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          REO PROPERTY: A Mortgaged Property acquired in the name of the Trustee, for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          REPURCHASE PRICE: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased pursuant to Section
2.02 or 2.03A an amount equal to the sum of (i) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition) plus (ii) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase reduced by (ii) any portion of the Master Servicing Fee or advances payable to the purchaser of the Mortgage Loan.

          REQUEST FOR RELEASE: A request for release in the form attached hereto as Exhibit D.

          REQUIRED INSURANCE POLICY: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement with respect to such Mortgage Loan.

          RESIDUAL CERTIFICATES: The Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Class R-6 Certificates.

          RESPONSIBLE OFFICER: Any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement or any other officer of the Trustee to whom matters under this Agreement may be referred.

          RULE 144A CERTIFICATE: The certificate to be furnished by each purchaser of a Private Certificate (which is also a Physical Certificate) which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

          SAMI: Structured Asset Mortgage Investments Inc.

          SCHEDULED PAYMENT: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

          SCHEDULED PRINCIPAL: The principal portion of any Scheduled Payment.

          SCHEDULED PRINCIPAL BALANCE: With respect to any Mortgage Loan on any Distribution Date, (i) the unpaid principal balance of such Mortgage Loan as of the close of business on the related Due Date (i.e., taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) less (ii) any Principal Prepayments (including the principal portion of Net Liquidation Proceeds) received during or prior to the related Prepayment Period; provided that the Scheduled Principal Balance of a Liquidated Mortgage Loan is zero.

          SECURITIES ACT: The Securities Act of 1933, as amended.

          SECURITIES LEGEND: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO
(A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

          SECURITY INSTRUMENT: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

          SELLER: Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities, Inc.), a Delaware corporation, or its successors in interest.

          SENIOR CERTIFICATES: The Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates and/or Group 4 Senior Certificates, as the context requires.

          SENIOR P&I CERTIFICATES: The Group 1 Senior P&I Certificates, Group 2 Senior P&I Certificates and/or Group 3 Senior P&I Certificates, as the context requires.

          SENIOR P&I OPTIMAL PRINCIPAL AMOUNT: The Group 1 Senior P&I Optimal Principal Amount, Group 2 Senior P&I Optimal Principal Amount, Group 3 Senior P&I Optimal Principal Amount and Group 4 Senior P&I Optimal Principal Amount.

          SERIES REMIC: Any of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V or REMIC VI.

          SERVICING ACCOUNT: The separate trust account(s) created and maintained by each Sub-Servicer pursuant to the related Sub-Servicing Agreement with respect to the Mortgage Loans or with respect to REO Property in a Designated Depository Institution for collection of taxes, assessments, insurance premiums and comparable items as described in Section 3.07.

          SERVICING ADVANCES: All reasonable and customary "out of pocket" costs and expenses incurred in the performance by the Master Servicer or any Sub-Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Section 3.07 or 3.10, and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the first lien on the Mortgaged Property pursuant to Section 3.12, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Master Servicer or such Sub-Servicer to the extent provided in Sections 4.02(b) and 4.03(b).

          SERVICING OFFICER: Any officer of any Sub-Servicer or the Master Servicer or of an agent or independent contractor through which all or part of the Sub-Servicer's servicing responsibilities or the Master Servicer's master servicing responsibilities are carried out, involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by any Sub-Servicer or the Master Servicer as such list may from time to time be amended in accordance with the foregoing.

          S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., or its successors in interest.

          SPECIAL HAZARD LOSS: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.10 and (b) any loss caused by or resulting from:

                  (1)      normal wear and tear;

                  (2) conversion or other dishonest act on the part of the Trustee, a Sub-Servicer, the Master Servicer or any of their agents or employees; or

                  (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgage Property as reported by a Sub-Servicer to the Master Servicer unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgage Property under Section 3.10.

          SPECIAL HAZARD LOSS AMOUNT: Upon the initial issuance of the Certificates, the "Special Hazard Loss Amount" for (i) the Group 1 Mortgage Loans and Group 2 Mortgage Loans will equal two times the Cut-off Date Scheduled Principal Balance of the largest Mortgage Loan in the Mortgage Loan Group 1 and Mortgage Loan Group 2 (or $2,997,774.00), (ii) the Group 3 Mortgage Loans will equal two times the Cut-off Date Scheduled Principal Balance of the largest Mortgage Loan in the Mortgage Loan Group 3 (or $1,969,088.34) and (iii) for the Group 4 Mortgage Loans will equal 1.0% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the Cut-off Date (or $1,339,281.33). As of any Distribution Date, the Special Hazard Loss Amount for each Mortgage Loan Group or Groups will equal the initial Special Hazard Loss Amount, minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been previously allocated to the Subordinate Certificates of the related Subordinate Certificate Group in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount.

          SPECIAL HAZARD TERMINATION DATE: For any Mortgage Loan Group, the Distribution Date upon which the applicable Special Hazard Loss Amount has been reduced to zero or a negative number (or the Group 1- 2 Cross-Over Date in the case of Mortgage Loan Group 1 and Mortgage Loan Group 2, the Group 3 Cross-Over Date in the case of Mortgage Loan Group 3 or the Group 4 Cross-Over Date in the case of Mortgage Loan Group 4, in each case if earlier).

          STARTUP DAY: June 30, 1998.

          SUBORDINATE CERTIFICATES: The Group 1-2 Subordinate Certificates, Group 3 Subordinated Certificates and/or Group 4 Subordinate Certificates, as the context requires.

          SUBORDINATE OPTIMAL PRINCIPAL AMOUNT: Any of the Group 1-2 Subordinate Optimal Principal Amount, the Group 3 Subordinate Optimal Principal Amount or the Group 4 Subordinate Optimal Principal Amount.

          SUB-GROUP 3A: The Group of Certificates which is composed of the Sub-Group 3A Certificates.

          SUB-GROUP 3A AVAILABLE FUNDS: As defined in Section 6.01(a)(v)(A).

          SUB-GROUP 3A CERTIFICATES: The Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-X and Class R-3 Certificates and Component 3-PO.

          SUB-GROUP 3A NON-PO OPTIMAL PRINCIPAL AMOUNT: With respect to each Distribution Date, an amount equal to the sum of the product of the Sub-Group 3A Percentage and (x) the amount in clause (i) of the definition of "Sub-Group 3A Senior P&I Optimal Principal Amount" for such Distribution Date and (y) the amounts in clauses (ii) through (v) of such definition, prior to the application of the applicable Senior Percentage or Senior Prepayment Percentage, as applicable.

          SUB-GROUP 3A PERCENTAGE: As defined in Section 6.01(a)(v)(A).

          SUB-GROUP 3A SENIOR P&I CERTIFICATES: All Sub-Group 3A Certificates other than Component 3-PO.

          SUB-GROUP 3A SENIOR PERCENTAGE: Initially 96.91%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing (a) the aggregate Current Principal Amounts of all the Group 3A Senior P&I Certificates immediately preceding such Distribution Date by (b) the Non-PO Percentage of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the beginning of the related Due Period multiplied by the Sub-Group 3A Percentage.

          SUB-GROUP 3B: The Group of Certificates which is composed of the Sub-Group 3B Certificates.

          SUB-GROUP 3B AVAILABLE FUNDS: As defined in Section 6.01(a)(v)(A).

          SUB-GROUP 3B CERTIFICATES: The Class 3-A-5 Certificates.

          SUB-GROUP 3B PERCENTAGE: As defined in Section 6.01(a)(v)(A).

          SUB-GROUP 3B SENIOR P&I CERTIFICATES: The Sub-Group 3B Certificates.

          SUB-GROUP 3B SENIOR PERCENTAGE: Initially 97.00%. On any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing (a) the aggregate Current Principal Amount of the Class 3-A-5 Certificates immediately preceding such Distribution Date by (b) the Scheduled Principal Balance of the Group 3 Mortgage Loans as of the beginning of the related Due Period multiplied by the Sub-Group 3B Percentage.

          SUB-SERVICER: (i) Any of NAMC, HMC, EMC, WMBFA or CMC, or (ii) any Person with which the Master Servicer has entered into an agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02. As of the Closing Date, (i) NAMC will be the Sub-Servicer of the NAMC Mortgage Loans, (ii) HMC will be the Sub-Servicer of the HMC Mortgage Loans through and including July 31, 1998 after which EMC will be the Sub-Servicer of the HMC Mortgage Loans, (iii) WMBFA will be the Sub-Servicer of the WMBFA Mortgage Loans and (iv) CMC will be the Sub-Servicer of the CMC Mortgage Loans.

          SUBBSERVICER REMITTANCE DATE: The 18th day of each month, or if such day is not a Business Day, the preceding Business Day, except with respect to EMC, which shall be the 24th day of each month, or if such day is not a Business Day, the preceding Business Day.

          SUB-SERVICING AGREEMENT: Any of the NAMC Sub-Servicing Agreement, the HMC Sub-Servicing Agreement, the EMC Sub-Servicing Agreement, the WMBFA Sub-Servicing Agreement or the CMC Sub-Servicing Agreement.

          SUB-SERVICING FEE: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Sub-Servicing Fee Rate.

          SUB-SERVICING FEE RATE: With respect to any Mortgage Loan, the per annum rate of 0.25% for each NAMC Mortgage Loan, 0.25%, for each WMBFA Mortgage Loan, 0.25%, for each CMC Mortgage Loan, and between 0.25% and 1.25% and at the rate specified for each such Mortgage Loan on the Mortgage Loan Schedule for each HMC Mortgage Loan, respectively, in each case payable from full payments of accrued interest on each such Mortgage Loan. Any HMC Sub-Servicing Fee Rate in excess of 0.25% per annum will be set aside to pay for lender funded mortgage insurance and will not be treated as servicing compensation to HMC or EMC, as the case may be, and will not be available to make Compensating Interest Payments.

          SUBSTITUTE MORTGAGE LOAN: A mortgage loan tendered to the Custodian on behalf of the Trustee pursuant to Section 2.04, in each case, (i) which has an Outstanding Principal Balance not materially greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a fixed Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; and (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted.

          TAX ADMINISTRATION AND TAX MATTERS PERSON: The Master Servicer or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for each Tax Matters Person. The Holder of each Class of Residual Certificates shall be the Tax Matters Person for each of the related Series REMICs, as more particularly set forth in Section 9.13 hereof.

          TRUST FUND OR TRUST: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans and the other assets described in
Section 2.01(a).

          TRUSTEE: The First National Bank of Chicago, or its successor in interest, or any successor trustee appointed as herein provided.

          TRUSTEE'S FEES: The amount to be paid to the Trustee for performing its services hereunder. The Trustee's Fee shall be agreed to between the Trustee and the Master Servicer and shall be payable by the Master Servicer.

          UNINSURED CAUSE: Any cause of damage to a Mortgaged Property or REO Property such that the complete restoration of such Mortgaged Property or REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.10, without regard to whether or not such policy is maintained.

          VOLUNTARY PRINCIPAL PREPAYMENT: With respect to any Distribution Date, any Principal Prepayment received from the related Mortgagor on a Mortgage Loan.

          WMBFA: Washington Mutual Bank, F.A., or its successors in interest.

          WMBFA MORTGAGE LOANS: The Group 1, Group 2 and Group 3 Mortgage Loans in the aggregate principal amounts of $604,559.72, $3,466,999.51 and $24,667,554.13, respectively that were originated or acquired by WMBFA, as indicated on the Mortgage Loan Schedule relating to the Group 2 and Group 3 Mortgage Loans, and sold to SAMI pursuant to the Mortgage Loan Purchase Agreement and subject to the WMBFA Sub-Servicing Agreement.

          WMBFA SUB-SERVICING AGREEMENT: The Purchase, Warranties and Servicing Agreement dated as of May 1, 1998 between BSMCC and WMBFA, as amended or supplemented from time to time.

                                   ARTICLE II

                          Conveyance of Mortgage Loans;
                        Original Issuance of Certificates

          Section 2.01. CONVEYANCE OF MORTGAGE LOANS TO TRUSTEE. (a) The Seller concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, including all interest and principal due with respect to the Mortgage Loans after the Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Certificate Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the Master Servicer or a Sub-Servicer in Protected Accounts (excluding any income to the Master Servicer or any Sub-Servicer from Permitted Investments under Subsection 4.01(a)), (iv) such assets relating to the Mortgage Loans as from time to time may be held by the Trustee in the Custody Account (excluding any income to the Master Servicer from Permitted Investments under Section 4.04(d)), (v) any Servicing Accounts (to the extent the mortgagee has a claim thereto and excluding any income to the Master Servicer or Sub-Servicer or interest payable to Mortgagors pursuant to applicable law), (vi) any REO Property, (vii) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto), (viii) the Mortgage Loan Purchase Agreement to the extent provided in Subsection 2.03A(a), and (ix) any proceeds of the foregoing. The Mortgage Loans that constitute part of the Trust shall be divided into four separate sub-trusts, one for each of the Mortgage Loan Groups. Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

          (b) In connection with the above transfer and assignment, the Seller hereby deposits with the Custodian on behalf of the Trustee, with respect to (A) each Mortgage Loan, other than Cooperative Loans (i) the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, (ii) the original Security Instrument, which shall have been recorded, with evidence of such recording indicated thereon, (iii) a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Security Instrument, with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and (vii) originals of all modification agreements, if applicable and available and (B) each Cooperative Loan (i) the original Mortgage Note, endorsed by the Seller or the originator, without recourse in proper form to the order of the Trustee, and showing, to the extent available, an unbroken chain of title from the originator to the Trustee or, in the case of a Mortgage Loan that is subject to the terms of a consolidation and modification agreement, an assignment of such agreement to the Trustee; (ii) the original duly executed assignment of security agreement from the Seller or the originator to the Trustee; (iii) the original Mortgage; (iv) the acknowledgment copy of the original executed Form UCC-1) or certified copy thereof) with respect to the security agreement, and any required continuation statements, with evidence of filing indicated thereon; (v) the acknowledgment copy of the original executed Form UCC-3 with respect to the security agreement, indicating the Trustee as the assignee of the secured party, with evidence of filing indicated thereon; (vi) the stock certificate representing the stock allocated to the cooperative unit, with a stock power in favor of the Seller or the originator and a stock power executed by the Seller or the originator, as applicable, in blank attached;
(vii) the original collateral assignment of the lease by Mortgagor to the Seller or the originator and the assignment of the collateral assignment of the lease by the Seller or the originator, as applicable, to the Trustee (which may be in blanket form), accompanied by the original lease; (viii) a copy of the recognition agreement; (ix) if applicable and to the extent available, the original intervening assignments, including warehousing assignments, if any, showing, to the extent available, an unbroken chain of the related Mortgage Loan from the Seller or the originator to the Trustee, together with a copy of the related Form UCC-3 with evidence of filing thereon; (x) the originals of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loan; and (xi) the certificate of primary mortgage insurance, if any;

PROVIDED, HOWEVER, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified above, the Seller may deliver a true copy thereof with a certification by BSMCC, the Master Servicer or the applicable Sub-Servicer, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (y) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from BSMCC, the Master Servicer or the applicable Sub-Servicer, to such effect) the Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to three Mortgage Loans, with an aggregate Scheduled Principal Balance as of the Cut-off Date of $501,155.55, each as identified in the list delivered by the Seller to the Trustee on the Closing Date and set forth in Exhibit J hereto, the Seller may deliver a lost note affidavit and, if available, a copy of the original Mortgage Note; and PROVIDED, FURTHER, HOWEVER, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Custodian and to the Trustee a certification of a Servicing Officer to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Certificate Account on the Closing Date. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Custodian on behalf of the Trustee promptly after they are received. Pursuant to the Sub-Servicing Agreements, each Sub-Servicer shall cause, at its expense, the Security Instrument and intervening assignments, if any, and the assignment of the Security Instrument to the Trustee to be recorded not later than 180 days after the Closing Date. With respect to the Cooperative Loans, the Seller will, promptly after the Closing Date, cause the related financing statements (if not yet filed) and an assignment thereof from the Seller to the Trustee to be filed in the appropriate offices.

          Section 2.02. ACCEPTANCE OF MORTGAGE LOANS BY TRUSTEE. (a) The Trustee acknowledges receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that the Custodian holds on behalf of the Trustee the documents (or certified copies thereof) delivered to it pursuant to Section 2.01 and declares that the Custodian on behalf of the Trustee will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee or to the Custodian on behalf of the Trustee in trust for the use and benefit of all present and future Holders of the Certificates. No later than 45 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within 5 Business Days after the receipt by the Custodian on behalf of the Trustee thereof), the Trustee agrees, for the benefit of the Certificateholders, to cause the Custodian to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller, the Trustee and the Master Servicer an Initial Certification substantially in the form annexed hereto as Exhibit G. In conducting such review, the Trustee will cause the Custodian to ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in Exhibit B-1 through Exhibit B-4 to this Agreement, as supplemented (PROVIDED, HOWEVER, that with respect to those documents described in subclauses
(b)(iv), (b)(v) and (b)(vi) of Section 2.01, the Custodian's obligations shall extend only to documents actually delivered pursuant to such subsections). In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B-1 through Exhibit B-4 or to appear to be defective on its face, the Custodian shall promptly notify the Trustee and BSMCC. BSMCC shall correct or cure any such defect within 90 days from the date of notice from the Custodian of the defect and if BSMCC fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, BSMCC will, subject to Section 2.04, within 120 days from the Trustee's notification purchase such Mortgage Loan at the Repurchase Price; PROVIDED, HOWEVER, that if such defect relates solely to the inability of BSMCC to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, BSMCC shall not be required to purchase such Mortgage Loan if BSMCC delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that BSMCC cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that BSMCC shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Custodian shall be effected by BSMCC within thirty days of its receipt of the original recorded document.

          (b) No later than 180 days after the Closing Date, the Trustee will cause the Custodian to review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Seller, the Trustee and the Master Servicer, a Final Certification substantially in the form annexed hereto as Exhibit H. In conducting such review, the Trustee will cause the Custodian to ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Custodian finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B-1 or to appear defective on its face, the Custodian shall promptly notify the Trustee and BSMCC (PROVIDED, HOWEVER, that with respect to those documents described in subsection (b)(iv), (b)(v) and (b)(vi) of Section 2.01, the Custodian's obligations shall extend only to the documents actually delivered pursuant to such subsections). BSMCC shall correct or cure any such defect or shall deliver to the Trustee and the Custodian an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Trustee of the defect and if BSMCC is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, BSMCC shall, subject to
Section 2.04, within 120 days from the Trustee's notification purchase such Mortgage Loan at the Repurchase Price; PROVIDED, HOWEVER, that if such defect relates solely to the inability of BSMCC to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, BSMCC shall not be required to purchase such Mortgage Loan, if BSMCC delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date.

          (c) In the event that a Mortgage Loan is purchased by BSMCC in accordance with Subsections 2.02(a) or (b) above, BSMCC shall provide the Repurchase Price to the Trustee for deposit in the appropriate sub-account of the Certificate Account and shall provide to the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the appropriate sub-account of the Certificate Account, the Trustee shall cause the Custodian to release to BSMCC the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by BSMCC as are necessary to vest in BSMCC title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Trustee shall cause the Custodian to amend the Mortgage Loan Schedule, which was previously delivered to it by Seller in a form agreed to between the Seller and the Custodian, to reflect such repurchase and shall promptly notify the Master Servicer and the Rating Agencies of such amendment. The obligation of BSMCC to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

          Section 2.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER. (a) The Master Servicer hereby represents and warrants to the Trustee as of the Closing Date that:

                  (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and throughout the term of this Agreement will remain a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has the corporate power and authority to perform its obligations under this Agreement;

                  (ii) The execution and delivery of this Agreement have been duly authorized by all requisite corporate action;

                  (iii) This Agreement, assuming due authorization, execution, and delivery by the other parties hereto, will constitute its legal, valid and binding obligation, enforceable in accordance with its terms, except only as such enforcement may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

                  (iv) Its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not
         (A) violate its charter or bylaws (B) to its knowledge, violate any law or regulation, or any administrative or judicial decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets;

                  (v) To its best knowledge, after reasonable investigation, it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would reasonably be expected to have consequences that would materially and adversely affect its financial condition or operations or its performance hereunder;

                  (vi) It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement to be performed by it;

                  (vii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of its business; and

                  (viii) No litigation is pending or, to its best knowledge, threatened against it, which could be reasonably expected to materially and adversely affect its entering into this Agreement or performing its obligations under this Agreement or which would have a material adverse effect on its financial condition.

          Section 2.03A. ASSIGNMENT OF INTEREST IN THE MORTGAGE LOAN PURCHASE AGREEMENT. (a) The Seller hereby assigns to the Trustee all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to Seller's rights and obligations pursuant to the Sub-Servicing Agreements, provided that the Seller retains a joint and several right in the event of breach of the representations, warranties and covenants of a Sub-Servicer under any of the Sub-Servicing Agreements to enforce the provisions thereof and to seek all or any available remedies; and provided further that this shall not be deemed an agreement or requirement on the part of the Seller to pursue any such remedies; provided, further, that the obligations of BSMCC to substitute or repurchase a Mortgage Loan shall be the Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Trustee, the Seller shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trustee and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement. The Trustee hereby delegates to the Master Servicer the rights to enforce the Trustee's rights under the Sub-Servicing Agreements, and the Master Servicer hereby accepts such delegation.

          (b) If the Seller, the Master Servicer, the Custodian or the Trustee discovers a breach of any of the representations and warranties set forth in Exhibit C or Section 7 of the Mortgage Loan Purchase Agreement and such breach existed on the date the representation and warranty was made, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. BSMCC within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to Section 2.04, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trustee; PROVIDED, HOWEVER, that if there is a breach of any representation set forth in Exhibit C and the Mortgage Loan or the related property acquired with respect thereto has been sold, then BSMCC shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to BSMCC to the extent not required by law to be paid to the borrower.) Any such purchase by BSMCC shall be made by providing an amount equal to the Repurchase Price to the Trustee for deposit in the appropriate sub-account of the Certificate Account and the Trustee, upon deposit of the Repurchase Price in the appropriate sub-account of the Certificate Account and of written notification detailing the components of such Repurchase Price, shall cause the Custodian to release to BSMCC the related Mortgage File and shall execute and deliver all instruments of transfer or assignment furnished to it by BSMCC, without recourse, as are necessary to vest in BSMCC title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Trustee shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Master Servicer, the Custodian and the Rating Agencies of such amendment. Enforcement of the obligation of BSMCC, to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

          Section 2.04. SUBSTITUTION OF MORTGAGE LOANS. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to Sections 2.02 or 2.03A, BSMCC may, no later than the date by which such purchase by BSMCC would otherwise be required, tender to the Custodian on behalf of the Trustee a Substitute Mortgage Loan accompanied by an Officer's Certificate of BSMCC that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan"; PROVIDED, HOWEVER, that substitution pursuant to this Section 2.04 in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day. The Trustee shall cause the Custodian to examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in
Section 2.02(a) and shall notify the related Master Servicer in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the third sentence of Subsection 2.02(a). Within two Business Days after such notification, BSMCC shall provide to the Trustee for deposit in the appropriate sub-account of the Certificate Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by BSMCC of the Repurchase Price for the purchase of a Mortgage Loan by BSMCC. After such notification to BSMCC and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan, which shall thereafter be deemed to be a Group 1 Mortgage Loan, Group 2 Mortgage Loan, Group 3 Mortgage Loan or Group 4 Mortgage Loan, as applicable, hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of BSMCC. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of BSMCC and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan, the Trustee shall cause the Custodian to release to BSMCC the related Mortgage File related to any Mortgage Loan released pursuant to this Section 2.04 and shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in BSMCC title to and rights under any Mortgage Loan released pursuant to this Section 2.04. BSMCC shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of Subsections 2.01(b) and 2.02(b), with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in Exhibit C shall be deemed to have been made by BSMCC with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Custodian on behalf of the Trustee. The Trustee shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Master Servicer, the Custodian and the Rating Agencies.

          Section 2.05. REPRESENTATIONS AND WARRANTIES OF THE Trustee. The Trustee hereby represents and warrants to the Seller and the Master Servicer, as of the Closing Date (and in the case of paragraphs (iv) and (v) below throughout the term of the Agreement), that:

                  (i) The Trustee is a national bank duly organized, validly existing and in good standing under the laws of the United States with a principal place of business in Chicago, Illinois;

                  (ii) Subject to the right of the Trustee to appoint a co-trustee or separate trustee under Section 9.11 hereof in order to meet the legal requirements of a particular jurisdiction, the Trustee has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Certificates;

                  (iii) To the best of the Trustee's knowledge, after reasonable investigation, the execution and delivery by the Trustee of this Agreement and the Certificates and the performance by the Trustee of its obligations under this Agreement and the Certificates will not violate any provision of the Trustee's Articles of Incorporation or By-Laws or any law or regulation governing the Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Trustee or any of its assets. To the best of the Trustee's knowledge, after reasonable investigation, such execution, delivery and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the fiduciary activities of a national bank. To the best of the Trustee's knowledge, after reasonable investigation, such execution, delivery and performance will not conflict with, or result in a breach or violation of, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Trustee is a party or by which it or its properties is bound;

                  (iv) This Agreement has been duly executed and delivered by the Trustee. This Agreement, when executed and delivered by the other parties hereto, will constitute the valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law; and

                  (v) All funds received by the Trustee and required to be deposited in the Certificate Account, the Interest Reserve Account and the Custody Account pursuant to this Agreement will be promptly so deposited.

          Section 2.06. ISSUANCE OF CERTIFICATES. The Trustee acknowledges the assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, has signed, and countersigned and delivered to the Seller, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Seller has requested. The Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

          Section 2.07. REPRESENTATIONS AND WARRANTIES CONCERNING THE SELLER. The Seller hereby represents and warrants to the Trustee and the Master Servicer as follows:

                  (i) the Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (ii) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the articles of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (v) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body
         (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect the Seller's ability to enter into this Agreement or perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (vii) immediately prior to the transfer and assignment to the Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

          Section 2.08. THE CUSTODIAN. Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that the functions of the Trustee with respect to the acceptance, inspection, custody and release of the Mortgage Files pursuant to Sections 2.01, 2.02, 2.03A and 2.04 shall be performed by the Custodian. The Custodian shall receive no separate fee for performing such services. The Trustee shall not be liable for any acts or omissions of the Custodian. The parties hereto hereby appoint Norwest and Norwest hereby accepts such appointment, to serve as Custodian hereunder. The Trustee may terminate the Custodian at any time upon or after the occurrence of an Event of Default and either assume possession of the Mortgage Files directly or through another Custodian.

                                   ARTICLE III

                 Administration and Servicing of Mortgage Loans

          This Article III and certain other Sections of this Agreement describe, in summary form, certain provisions of the Sub-Servicing Agreements entered into among BSMCC and the various Sub-Servicers who will service the Mortgage Loans. To the extent that any Sub-Servicing Agreement conflicts with the summaries set forth in this Agreement, the provisions of the applicable Sub-Servicing Agreement will govern. Except as otherwise set forth herein, this
Article III and the other Sections of this Agreement describing the Sub-Servicing Agreements are for informational purposes only and do not establish responsibilities and shall not be construed to impose any obligations or duties on any Person, including, in particular, the Master Servicer or any Sub-Servicer.

          Section 3.01. MASTER SERVICER TO MASTER SERVICE. (a) The Master Servicer shall supervise the servicing and administration of the Mortgage Loans and any related REO Property in accordance with the terms of the related Sub-Servicing Agreements and its normal master servicing practices, which generally conform to the standards of an institution prudently master servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with the supervision of such servicing and administration. The Master Servicer may perform its master servicing responsibilities hereunder through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Master Servicer, in its capacity as master servicer, shall include, without limitation, the power to consult with and advise any Sub-Servicer regarding administration of a related Mortgage Loan. The authority of the Master Servicer shall include, in addition, the power on behalf of the Certificateholders, the Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfers of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Master Servicer may, and is hereby authorized, and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders, the Trustee, or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts related thereto, and the Mortgaged Properties. The Master Servicer may exercise this power in its own name or in the name of the Trustee.

          (b) Notwithstanding the provisions of Subsection 3.01(a), the Master Servicer shall not take any action which, in the Master Servicer's reasonable business judgment, would be inconsistent with generally accepted good master servicing procedures and practices and with the interest of the Trustee or the Certificateholders in the related Mortgage Loans or with the rights and interests of the Trustee or the Certificateholders under this Agreement.

          (c) The Trustee shall furnish each Sub-Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable each Sub-Servicer and the Master Servicer to master service and administer the related Mortgage Loans and REO Property.

          Section 3.02. SUB-SERVICING AGREEMENT BETWEEN THE MASTER SERVICER AND SUB-SERVICERS.

          (a) [Reserved].

          (b) As part of its master servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

          (c) Notwithstanding anything contained herein to the contrary, the parties hereto agree that (i) NAMC shall be the Sub-Servicer of the NAMC Mortgage Loans pursuant to the NAMC Sub-Servicing Agreement, (ii) WMBFA shall be the Sub-Servicer of the WMBFA Mortgage Loans pursuant to the WMBFA Sub-Servicing Agreement, (iii) CMC shall be the Sub-Servicer of the CMC Mortgage Loans pursuant to the CMC Sub-Servicing Agreement, and (iv) until and including July 31, 1998, HMC shall be the Sub-Servicer of the HMC Mortgage Loans pursuant to the HMC Sub-Servicing Agreement, and thereafter EMC shall be the Sub-Servicer of the HMC Mortgage Loans pursuant to the EMC Sub-Servicing Agreement.

          Section 3.03. SUCCESSOR SUB-SERVICERS. The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement that may exist in accordance with the terms and conditions of such Sub-Servicing Agreement and without any limitation by virtue of this Agreement; PROVIDED, HOWEVER, that upon termination, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into an appropriate contract with a successor Sub-Servicer pursuant to which such successor Sub-Servicer will be bound by all relevant terms of the related Sub-Servicing Agreement pertaining to the servicing of such Mortgage Loan.

          Section 3.04. [Reserved]

          Section 3.05. ASSUMPTION OF MASTER SERVICING BY TRUSTEE.

          (a) [Reserved].

          (b) In the event that the Trustee or its designee as successor master servicer for the Trustee assumes the servicing obligations of the Master Servicer under Section 8.02, upon the reasonable request of the Trustee or such designee as successor master servicer, the Master Servicer shall at its own expense deliver to the Trustee, or at its written request to such designee, all documents and records, electronic or otherwise in the Master Servicer's possession, relating to the related Mortgage Loans or REO Property and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable best efforts to effect the orderly and efficient transfer of the master servicing responsibilities hereunder to the Trustee, or at its written request to such designee as successor master servicer.

          Section 3.06. COLLECTION OF MORTGAGE LOAN PAYMENTS. (a) The Master Servicer will coordinate and monitor remittances by Sub-Servicers with respect to the related Mortgage Loans in accordance with this Agreement and the related Sub-Servicing Agreements.

          (b) The Master Servicer shall make its reasonable best efforts to cause each Sub-Servicer to collect all payments required under the terms and provisions of the related Sub-Servicing Agreement and the Sub-Servicers will follow collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Agreement. Consistent with the foregoing, a Sub-Servicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a related Mortgage Loan and (ii) suspend or temporarily reduce or permit to be suspended or temporarily reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies. In the event a Sub-Servicer shall consent to the deferment of the due dates for payments due on a related Mortgage Note, the related Sub-Servicer shall make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; PROVIDED, HOWEVER, that the obligation of the Sub-Servicer to make a Monthly Advance shall apply only to the extent that the Sub-Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

          (c) A Sub-Servicer may not make any advances of amounts due in the future with respect to a Mortgage Loan and a Sub-Servicer shall not permit (i) any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan or (ii) any modification, waiver or amendment of any term of any related Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and
(B) cause any Series REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

          (d) Promptly after a Sub-Servicer has determined that all amounts which it expects to recover from or on account of a Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, such Sub-Servicer shall provide to the Master Servicer and Trustee a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination.

          Section 3.07. COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS; SERVICING ACCOUNTS. (a) The Sub-Servicers will establish and maintain, in addition to the Protected Accounts, one or more Servicing Accounts. The Sub-Servicers will deposit and retain therein all otherwise unapplied collections from the Mortgagors, including amounts collected for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

          (b) The deposits in the Servicing Accounts shall be held in a Designated Depository Institution in an account designated as a "Mortgage Loan Servicing Account," held in trust by the Sub-Servicer as Trustee of Taxes and Insurance Custodial Account for borrowers and for the Sub-Servicer (and its successors and assigns) acting on its own behalf and for the Sub-Servicer, as agent for holders of various pass-through securities and other interests in mortgage loans sold by it; and agent for various mortgagors, as their interests may appear or under such other designation as may be permitted by a Sub-Servicing Agreement. The amount at any time credited to a Servicing Account must be fully insured by the FDIC, or, to the extent that such deposits exceed the limits of such insurance, such excess must be (i) transferred to another fully insured account in another Designated Depository Institution or (ii) if permitted by applicable law, invested in Permitted Investments held in trust by the Sub-Servicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment. The Sub-Servicers may establish Servicing Accounts not conforming to the foregoing requirements to the extent that such Servicing Accounts are Rating Agency Eligible Accounts. Withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to transfer previously unapplied collections to a Protected Account, to reimburse the Master Servicer or a Sub-Servicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Agreement in accordance with Section 10.01.

          Section 3.08. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. Each Sub-Servicer shall provide to the Trustee, the Master Servicer and the Seller access to the records and documentation regarding the related Mortgage Loans and REO Property and the servicing thereof and to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Sub-Servicers, the Custodian or the Trustee that are designated by these entities; PROVIDED, HOWEVER, that, unless otherwise required by law, the Trustee, the Custodian or the Sub-Servicer shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor PROVIDED, FURTHER, HOWEVER, that the Trustee and the Seller shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an interruption of, the business of any Sub-Servicer. The Sub-Servicers, the Custodian and the Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

          Section 3.09. MAINTENANCE OF PRIMARY MORTGAGE INSURANCE POLICIES; COLLECTION THEREUNDER. Each Sub-Servicer shall exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Mortgage Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each related conventional Mortgage Loan as to which as of the Cut-off Date such a Primary Mortgage Insurance Policy was in effect (or, in the case of a Substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note exceeded 80% of the Original Value in an amount at least equal to the excess of such original principal amount over 75% of such Original Value until the principal amount of any such Mortgage Loan is reduced below 80% of the Original Value or, based upon a new appraisal, the principal amount of such Mortgage Loan represents less than 80% of the new appraised value. The related Sub-Servicer shall effect the timely payment of the premium on each Primary Mortgage Insurance Policy. The related Sub-Servicer shall have the power to substitute for any Primary Mortgage Insurance Policy another substantially equivalent policy issued by another Qualified Insurer; PROVIDED THAT such substitution is subject to the condition, to be evidenced by a writing from each Rating Agency, that it would not cause the ratings on the Certificates to be downgraded or withdrawn.

          Section 3.10. MAINTENANCE OF HAZARD INSURANCE AND FIDELITY COVERAGE.
(a) Each Sub-Servicer shall maintain and keep, with respect to each related Mortgage Loan and each REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Outstanding Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgaged Property, and containing a standard mortgagee clause; PROVIDED, HOWEVER, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be $1000 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multiperil policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

          (b) Any amounts collected by a Sub-Servicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the Sub-Servicer's normal servicing procedures, the terms of the Mortgage Note, the Security Instrument or applicable law) shall be deposited initially in a Protected Account, for transmittal to the appropriate sub-account of the Certificate Account or Custody Account, subject to withdrawal pursuant to
Section 4.03.

          (c) Any cost incurred by a Sub-Servicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the related Mortgage Loan for the purpose of calculating monthly distributions to Certificateholders, notwithstanding that the terms of such Mortgage Loan so permit. Such costs shall be recoverable by the Sub-Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the Sub-Servicer from the Repurchase Price, to the extent permitted by
Section 4.03.

          (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Security Instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. Each year, in accordance with standards and procedures required by Freddie Mac, the Master Servicer shall perform, or cause a Sub-Servicer to perform, a review of the related Mortgage Loans to determine which, if any, of the Mortgaged Properties are located in a federally designated special flood hazard area and for each Mortgaged Property found to be located in a federally designated special flood hazard area, a Sub-Servicer shall use its best reasonable efforts to cause with respect to the related Mortgage Loans and each REO Property, flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the related Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Outstanding Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

          (e) If insurance has not been maintained complying with Subsections 3.10(a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the related Sub-Servicer shall pay for any necessary repairs.

          (f) The related Sub-Servicer shall present, if it is a permitted claimant, claims under the related hazard insurance or flood insurance policy.

          (g) Each Sub-Servicer shall obtain and maintain an errors and omissions insurance policy covering such Sub-Servicer's officers, employees and other persons acting on its behalf in connection with its activities under this Agreement and the related Sub-Servicing Agreement. The amount of coverage shall be at least equal to the coverage acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Master Servicer shall maintain at its own expense and for the duration of this Agreement a fidelity bond in such amount as is customary for master servicers or trustees of mortgage loans. The Master Servicer shall promptly notify the Trustee of any material change in the terms of its bond or policy. If any such bond of the Master Servicer ceases to be in effect, the Master Servicer shall, to the extent possible, give the Trustee ten days' notice prior to any such cessation and shall use its best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under such bond or policy shall be remitted to the appropriate sub-account of the Certificate Account to the extent that such amounts have not previously been paid to such account.

          Section 3.11. DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. (a) In any case in which a Sub-Servicer is notified that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, such Sub-Servicer shall enforce any due-on-sale clause contained in the related Security Instrument to the extent permitted under the terms of the related Mortgage Note and by applicable law unless such Sub-Servicer reasonably believes such enforcement is likely to result in legal action by the Mortgagor. If such Sub-Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the related Mortgage Loan does not contain a due-on-sale clause, such Sub-Servicer may consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered (if so covered before the related Sub-Servicer enters into such agreement) by any Primary Mortgage Insurance Policy. The Sub-Servicer shall notify the Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Custodian on behalf of the Trustee the original copy of such assumption agreement, which copy shall be added by the Custodian to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption agreement, the interest rate on the related Mortgage Loan shall not be changed and no other material alterations in the Mortgage Loan shall be made. Any fee or additional interest collected by the Sub-Servicer for consenting to any such conveyance or entering into any such assumption agreement may be retained by the related Sub-Servicer as additional servicing compensation.

          (b) Notwithstanding the foregoing paragraph or any other provision of this Agreement, a Sub-Servicer shall not be deemed to be in default, breach or any other violation of its obligations under its Sub-Servicing Agreement by reason of any assumption of a related Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the Sub-Servicer reasonably believes, based on prudent servicing standards, it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable Insurance Policy, or, in the Sub-Servicer's judgment, be reasonably, likely to result in legal action by the Mortgagor or would otherwise adversely affect the Certificateholders.

          Section 3.12. REALIZATION UPON DEFAULTED MORTGAGE LOANS. (a) Each Sub-Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing any related Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06 except that a Sub-Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of environmental hazards or toxic waste thereon and such Sub-Servicer determines it would be imprudent to do so or not in accordance with appropriate servicing standards. A Sub-Servicer can conclusively rely on results of third party inspections from parties it reasonably believes are qualified to conduct such inspections. In connection with such foreclosure or other conversion, the related Sub-Servicer shall use its best reasonable efforts to preserve REO Property and to realize upon related defaulted Mortgage Loans in such manner as to maximize the receipt of principal and interest by the Certificateholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.12(b). The foregoing is subject to the proviso that a Sub-Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Certificate Account pursuant to Section 4.03) or through Insurance Proceeds (respecting which it shall have similar priority). A Sub-Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; PROVIDED, HOWEVER, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation), and to receive Excess Liquidation Proceeds as additional servicing compensation to the extent that transfers or withdrawals from the Certificate Account with respect thereto are permitted under Section 4.03. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Agreement to be Insurance Proceeds.

          (b) The Trust Fund shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Trust Fund before the close of the third taxable year following the taxable year in which the Trust Fund acquired such property (the "grace period") unless the Trustee shall have received a REMIC Opinion with respect to such longer retention or the Master Servicer applies for and receives an extension of the grace period under Section 856(e)(3) of the Code, in which case such grace period described above will be extended by the period set forth in such REMIC Opinion or approved application, as the case may be. The Trustee and the Master Servicer shall have no obligation to pay for such REMIC Opinion.

          Section 3.13. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. (a) Upon payment in full of any Mortgage Loan or the receipt by the related Sub-Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the related Sub-Servicer will immediately notify the Custodian by a certification signed by a Servicing Officer in the Form of Exhibit D (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account have been or will be so deposited in the appropriate sub-account thereof) and shall request delivery to the Master Servicer or a Sub-Servicer, as the case may be, of the Mortgage File. Upon receipt of such certification and request, the Custodian shall release within five Business Days the related Mortgage File to the Master Servicer or a Sub-Servicer and execute and deliver to the Master Servicer or related Sub-Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by the related Sub-Servicer), together with the Mortgage Note with written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account. If upon receipt of a properly executed request for release the Custodian fails to release the Mortgage File to the Sub-Servicer within the time frame required under this Agreement, the Custodian shall indemnify such Sub-Servicer for any penalties, charges, costs or damages payable as a result of such failure.

          (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan or collection under a Required Insurance Policy, the Master Servicer or a Sub-Servicer shall deliver to the Trustee and the Custodian a Request for Release signed by a Servicing Officer on behalf of the Master Servicer or related Sub-Servicer in substantially the form attached as Exhibit D hereto. Upon receipt of the Request for Release, the Custodian shall deliver the Mortgage File to the Master Servicer or Sub-Servicer, as the case may be.

          (c) Each Sub-Servicer shall cause each Mortgage File released pursuant to Subsection 3.13(b) to be returned to the Custodian when the need therefor no longer exists, and in any event within 21 days of the such Sub-Servicer's receipt thereof, unless the related Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the appropriate sub-account of the Certificate Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File to the Custodian, the related Insurer or Sub-Servicer to whom such file was delivered shall retain such file in its respective control unless the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Sub-Servicer has delivered to the Trustee and the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery. If a related Mortgage Loan becomes a Liquidated Mortgage Loan, the Sub-Servicer shall deliver the Request for Release with respect thereto to the Trustee and the Custodian upon deposit of the related Liquidation Proceeds in the appropriate sub-account of the Certificate Account.

          (d) The Trustee shall execute and deliver to the Master Servicer and the related Sub-Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity. Together with such documents or pleadings the Master Servicer or the related Sub-Servicer shall deliver to the Trustee a certificate of a Servicing Officer in which it requests the Trustee to execute the pleadings or documents. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Trustee's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the Required Insurance Policies or invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          Section 3.14. MASTER SERVICING AND SUB-SERVICING COMPENSATION. (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee from investment earnings on amounts in the Master Servicer Collection Account pursuant to Section 4.01(d) and the Certificate Account pursuant to Sections 4.02(c) and 4.03(b). Each Sub-Servicer shall be entitled to receive the Sub-Servicing Fee from full payments of accrued interest on each Mortgage Loan for which it is acting as Sub-Servicer, subject to each Sub-Servicer's obligation to pay Compensating Interest Payments pursuant to Section 6.09.

          (b) The Master Servicer or a Sub-Servicer may retain additional servicing compensation in the form of prepayment charges, if any, assumption fees, tax service fees, fees for statement of account or payoff, late payment charges, interest on amounts deposited in any Accounts or Permitted Investments of such amounts, or otherwise. The related Sub-Servicer is also entitled to receive Excess Liquidation Proceeds as additional servicing compensation. The Master Servicer shall be required to pay all expenses it incurs in connection with its activities under this Agreement, and shall not be entitled to reimbursement except as provided in this Agreement. Expenses to be paid by the Master Servicer under this Subsection 3.14(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.16.

          Section 3.15. ANNUAL STATEMENT OF COMPLIANCE. Within 120 days after December 31st of each year, commencing December 1998, the Master Servicer at its own expense (other than with respect to clause (iii) below), shall deliver to the Trustee, with a copy to the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding fiscal year or applicable portion thereof and of performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default; (iii) a review of the reports required to be furnished by each Sub-Servicer pursuant to the applicable Sub-Servicing Agreement during the Sub-Servicer's most recently ended fiscal year on or prior to such December 31st has been made under such Officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review of such reports (unless the Servicing Officer has reason to believe that reliance on such reports is not justified), either nothing has come to the attention of such Officer that would cause such Officer to believe that a Sub-Servicer has failed to perform and fulfill its duties, responsibilities and obligations under its Sub-Servicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the Master Servicer to the Certificateholders upon request or by the Trustee at the expense of the Master Servicer should the Master Servicer fail to provide such copies.

          Section 3.16. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.
(a) Within 120 days after December 31st of each year, commencing December 1998, the Master Servicer, at its expense, shall furnish to the Trustee and the Seller a copy of the Master Servicer's audited financial statements for the year most recently ended.

          (b) Promptly after its receipt from a Sub-Servicer, the Master Servicer, at its expense, shall furnish to the Trustee a copy of the most recently available letter or letters from one or more firms of Independent certified public accountants who are members of the American Institute of Certified Public Accountants reporting the results of such firm's examination of the servicing procedures of any such Sub-Servicer in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, or such other program as may be set forth in any such letter.

          Section 3.17. REMIC-RELATED COVENANTS. For as long as the Series REMICs shall exist, the Master Servicer and the Trustee shall act in accordance herewith to assure continuing treatment of each such Series REMIC as a REMIC, and the Trustee shall comply with any directions of the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any Permitted Investment unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to Section 2.04, accept any contribution to any Series REMIC after the Startup Day without receipt of a REMIC Opinion.

          Section 3.18. ADDITIONAL INFORMATION. The Master Servicer agrees to furnish the Seller, at no expense to the Master Servicer, from time to time upon reasonable request, such further information, reports and financial statements as the Seller deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

                                   ARTICLE IV

                                    Accounts

          Section 4.01. PROTECTED ACCOUNTS AND MASTER SERVICER COLLECTION ACCOUNT. (a) Each SubBServicer shall establish and maintain a Protected Account complying with the requirements set forth in this Section 4.01, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 2 Business Days of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by the Master Servicer, or a Sub-Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Sub-Servicer's own funds (less servicing compensation as permitted by Subsection 3.14(a)) and all other amounts to be deposited in the Protected Accounts. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Accounts for purposes required or permitted by this Agreement. All Protected Accounts shall be held in a Designated Depository Institution and segregated on the books of such institution. The amount at any time credited to a Protected Account shall be fully insured by the FDIC or, to the extent that such balance exceeds the lesser of $100,000 or the limits of such insurance, such excess must be transferred to the appropriate sub-account of the Certificate Account or the related Custody Account or invested in Permitted Investments or may be deposited in a Rating Agency Eligible Account in the name of the Trustee for the benefit of Certificateholders and, except as provided in the next sentence, not commingled with any other funds. The Master Servicer may permit a Sub-Servicer to transfer funds to other accounts (which shall for purposes hereof be deemed to be Protected Accounts), commingle accounts or to establish Protected Accounts not conforming to the foregoing requirements, to the extent that such other accounts or Protected Accounts meet the requirements of each of the Rating Agencies for the maintenance of the ratings on the Certificates.

          Amounts on deposit in a Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Custody Account or Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Sub-Servicer as additional compensation for its obligations under this Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Sub-Servicer. The related Sub-Servicer shall deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Sub-Servicer Remittance Date.

          (b) On or before the applicable monthly Sub-Servicer Remittance Date, each Sub-Servicer shall withdraw from the Protected Accounts or the Custody Account and shall immediately remit to the Master Servicer Collection Account, except for EMC which will remit directly to the Certificate Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off
Date):

                  (i) Scheduled Payments on the related Mortgage Loans received or any related portion thereof advanced by the related Sub-Servicer which were due on or before the related Due Date, net of the amount thereof comprising the applicable Sub-Servicing Fee due the related Sub-Servicer;

                  (ii) Full Principal Prepayments and any Liquidation Proceeds received by the related Sub-Servicer with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the applicable Sub-Servicing Fee due the related Sub-Servicer, to the extent such amounts exceed the related Compensating Interest Payments;

                  (iii) Partial prepayments of principal received by the related Sub-Servicer for such Mortgage Loans in the related Prepayment Period; and

                  (iv)  Any amount to be used as a Certificate Account
         Advance.

          (c) Withdrawals may be made from a Protected Account only to make remittances as provided in Subsections 4.01(b) or 4.03(c), or Section 4.04; to reimburse the Master Servicer or a Sub-Servicer for advances of principal and interest which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Section 4.02(b) certain amounts otherwise due to the Master Servicer or a Sub-Servicer may be retained by it and need not be deposited in the Master Servicer Collection Account.

          (d) The Master Servicer shall establish and maintain a Master Servicer Collection Account in the name of the Trustee for the benefit of the Certificateholders (and for the benefit of the Master Servicer to the extent of any investment earnings therein). The Master Servicer shall deposit to the Master Servicer Collection Account, within one Business Day of receipt, all amounts received from the Sub-Servicers. The Master Servicer is hereby authorized to make withdrawals from and deposits to the Master Servicer Collection Account for purposes required or permitted by this Agreement. The Master Servicer Collection Account shall be held in a Designated Depository Institution, and amounts on deposit therein shall be invested in Permitted Investments selected by the Master Servicer.

          All investment earnings on amounts on deposit in the Master Servicer Collection Account shall be paid to the Master Servicer as additional compensation for its obligations under this Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall, deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

          As its compensation (the "Master Servicer Compensation"), the Master Servicer shall be entitled to receive all investment earnings on amounts in the Master Servicer Collection Account and the Certificate Account. On the Business Day prior to each Distribution Date, the Master Servicer shall withdraw from the Master Servicer Collection Account and remit to the Trustee all amounts in the Master Servicing Collection Account, net of the portion of the Master Servicer Compensation allocable to the Master Servicer Collection Account.

          Section 4.02. CERTIFICATE ACCOUNT. (a) The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Certificate Account as a segregated non-interest bearing trust account or accounts. The Certificate Account shall have four separate sub-accounts, one each for all funds with respect to each Mortgage Loan Group. The Trustee will deposit in the appropriate sub-account of the Certificate Account, as identified by the Master Servicer, as received the following amounts:

                  (i) Any amounts withdrawn from the Master Servicer Collection Account pursuant to Section 4.01(d) or the Custody Account pursuant to
         Section 4.04;

                  (ii)  Any Monthly Advance and any Compensating
         Interest Payments;

                  (iii) Any Insurance Proceeds or Liquidation Proceeds received by or on behalf of the Master Servicer which were not deposited in a Protected Account or the Custody Account;

                  (iv) The Repurchase Price with respect to any Mortgage Loans purchased by BSMCC pursuant to Sections 2.02 or 2.03, any amounts which are to be treated pursuant to Section 2.04 as the payment of such a Repurchase Price and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Seller or its designee pursuant to Section 10.01;

                  (v) Any amounts required to be deposited with respect to losses on Permitted Investments pursuant to Section 4.04(d) below; and

                  (vi) Any other amounts received by or on behalf of the Master Servicer, a Sub-Servicer or the Trustee and required to be deposited in such sub-account of the Certificate Account pursuant to this Agreement.

          (b) All amounts deposited to the Certificate Account shall be deposited by 12:00 P.M. New York time in immediately available funds on the Business Day prior to each Distribution Day and shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement, subject to the right of the Master Servicer to require the Trustee to make withdrawals therefrom as provided herein. The foregoing requirements for crediting the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.03(a)(ii), (iii), (iv), (v),
(vii), (viii), (x) and (xii) need not be credited by the related Sub-Servicer to the Master Servicer Collection Account and may be retained by the related Sub-Servicer as servicing compensation. In the event that the Master Servicer shall deposit or cause to be deposited to the Certificate Account any amount not required to be credited thereto, or shall deposit or cause to be deposited to a sub-account of the Certificate Account any amount which should appropriately be credited to another sub-account of the Certificate Account, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer or to the appropriate other sub-account of the Certificate Account, as applicable, any provision herein to the contrary notwithstanding.

          (c) The Certificate Account shall constitute a trust account of the Trust Fund segregated on the books of the Trustee and held by the Trustee in trust in its Corporate Trust Office , and the Certificate Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee or the Master Servicer). The amount at any time credited to the Certificate Account shall be (i) fully insured by the FDIC to the maximum coverage provided thereby or, (ii) provided such amounts are received pursuant to Section 4.02(b), invested, at the written direction of the Master Servicer, in Permitted Investments. In the absence of written direction by the Master Servicer, all funds in the Certificate Account shall remain uninvested. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date. The Master Servicer shall be entitled to all investment earnings on amounts in the Certificate Account. With respect to the Certificate Account and the funds deposited therein, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ' 92a(e), if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

          Section 4.03. PERMITTED WITHDRAWALS AND TRANSFERS FROM THE CERTIFICATE ACCOUNT. (a) The Trustee will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the appropriate sub-account of the Certificate Account as the Master Servicer or related Sub-Servicer has designated for such transfer or withdrawal as specified in a certificate signed by a Servicing Officer (upon which the Trustee may conclusively rely) for the following purposes (limited in the case of amounts due the related Sub-Servicer to those not withdrawn from the Protected Account in accordance with the terms of this Agreement):

                  (i)  [Reserved];

                  (ii) to reimburse the Master Servicer or any Sub-Servicer for any Monthly Advance of its own funds or any advance of such Sub-Servicer's own funds, the right of the Master Servicer or a Sub-Servicer to reimbursement pursuant to this subclause (ii) being limited to amounts received on a particular related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                  (iii) to reimburse the Master Servicer or any Sub-Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular related Mortgage Loan for amounts expended by the Master Servicer or such Sub-Servicer pursuant to Section 3.12 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (iv) to reimburse the Master Servicer or any Sub-Servicer from Insurance Proceeds relating to a particular related Mortgage Loan for Insured Expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Sub-Servicer from Liquidation Proceeds from a particular related Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; PROVIDED THAT the related Sub-Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that
         (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xii) of this Subsection 4.03(a) to the related Sub-Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (v) to pay any Sub-Servicer, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which such Sub-Servicer would have been entitled to receive under its Sub-Servicing Agreement or subclause (x) of this Subsection 4.03(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan, after any reimbursement to any Sub-Servicer, pursuant to subclauses (ii), (iii), (iv) and (vii) of this Subsection 4.03(a), exceeds the Outstanding Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate less the applicable Sub-Servicing Fee Rate to but not including the date of payment;

                  (vi) to pay any Sub-Servicer from the Repurchase Price for any related Mortgage Loan, the amount which such Sub-Servicer would have been entitled to receive under its Sub-Servicing Agreement or subclause
         (x) of this Subsection 4.03(a) as servicing compensation, but only to the extent that the Repurchase Price with respect to such Mortgage Loan after any reimbursement to the related Sub-Servicer pursuant to subclauses (ii) and (vii) of this Subsection 4.03(a) exceeds the Outstanding Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate less the applicable Sub-Servicing Fee Rate through the last day of the month of repurchase;

                  (vii) to reimburse the Master Servicer or any Sub-Servicer for advances of funds hereunder or under the related Sub-Servicing Agreement, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                  (viii) to pay a Master Servicer or any Sub-Servicer, as the case may be, with respect to each related Mortgage Loan that has been purchased pursuant to Section 2.02, 2.03A, 2.04 or 10.01, all amounts received thereon, representing recoveries of principal that reduce the Outstanding Principal Balance of such Mortgage Loan below the Outstanding Principal Balance used in calculating the Repurchase Price or representing interest included in the calculation of the Repurchase Price or accrued after the end of the month during which such repurchase occurs;

                  (ix) to reimburse the Master Servicer or any Sub-Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (ii) and
         (vii), such reimbursement to come from the sub-account relating to the Mortgage Loan Group of which the related Mortgage Loan is a part;

                  (x) to pay any Sub-Servicer servicing compensation and Master Servicer Compensation as set forth in Section
         3.14;

                  (xi) to reimburse the Master Servicer, any Sub-Servicer or the Trustee for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 7.03, 7.04(d) or 11.03, which, if not specifically allocable to a Mortgage Loan Group, shall be allocated between the sub-accounts, PRO RATA, based on the Scheduled Principal Balances of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans, respectively;

                  (xii) to pay to the related Sub-Servicer, as additional servicing compensation, any Excess Liquidation Proceeds;

                  (xiii) to reimburse a Sub-Servicer for any amounts to which it is entitled to reimbursement under the terms of its Sub-Servicing Agreement;

                  (xiv) to clear and terminate the Certificate Account pursuant to Section 10.01; and

                  (xv)  to remove amounts deposited in error.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Certificate Account pursuant to subclauses (i) through
(vii), inclusive, and (ix) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Certificate Account under Section 4.02(b).

          (b) On each Distribution Date, the Trustee shall make the following payments in the priority set forth from the funds in the Certificate Account:

                  (i) First, the amount of investment earnings, net of losses, to the Master Servicer; and

                  (ii) Second, the amount distributable to the Holders of the Certificates shall be payable in accordance with Section 6.01.

          (c) Notwithstanding the provisions of this Section 4.03, the Master Servicer may, but is not required to, allow the Sub-Servicers to deduct from amounts received by them or from the related Protected Account, prior to deposit in the Master Servicer Collection Account or the Custody Account, any portion to which such Sub-Servicers are entitled as servicing compensation (including income on Permitted Investments) or reimbursement of any reimbursable advances made by such Sub-Servicers.

          Section 4.04 CUSTODY ACCOUNT. (a) The Master Servicer shall establish and maintain for the benefit of the Certificateholders the Custody Account as a segregated non-interest bearing trust account in the corporate trust department of either a Designated Depository Institution or the Master Servicer. The Custody Account shall be segregated on the books of the Designated Depository Institution or the Master Servicer, as applicable, and held by the Designated Depository Institution or the Master Servicer, as applicable in trust, and such Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Designated Depository Institution, the Trustee, the Master Servicer, any Sub-Servicer or the Seller (whether made directly, or indirectly through a liquidator or receiver of the Designated Depository Institution, the Trustee, the Master Servicer, any Sub-Servicer or the Seller). If the Custody Account is maintained with the Trustee, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ' 92a(e), if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

          (b) Within one Business Day after receipt, each Sub-Servicer shall withdraw or shall cause to be withdrawn from each Protected Account and shall immediately deposit or cause to be deposited in the applicable Custody Account all amounts in the Protected Account not otherwise invested in Permitted Investments pursuant to Section 4.01 and exceeding the lesser of $100,000 or the FDIC insurance limit (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date).

          (c) Withdrawals may be made from the Custody Account only to make remittances as provided in Sections 4.01(b) or 4.04(d); to reimburse the Master Servicer or any Sub-Servicer for advances of principal and interest which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01.

          (d) Funds in a Custody Account may be invested at the written direction of the applicable Sub-Servicer in Permitted Investments held in trust in the name of the Trustee for the benefit of the Certificateholders and in the absence of such directions, funds in a Custody Account shall be invested in Permitted Investments described in clause (iii) or clause (viii) of the definition thereof. Such Permitted Investments must mature, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account pursuant to Section 4.01(b) and shall be held in such Account until required for such deposit. The income earned from Permitted Investments made pursuant to this
Section 4.04 shall be paid to the applicable Sub-Servicer as additional compensation for its obligations under the applicable Sub-Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Sub-Servicer. The amount of any such loss shall be deposited by the related Sub-Servicer in the applicable Custody Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

          Section 4.05 INTEREST RESERVE ACCOUNT.

          The Trustee shall establish and maintain for the benefit of the Class 1-A-4 Certificateholders the Interest Reserve Account as a segregated non-interest bearing trust account in the corporate trust department of either a Designated Depository Institution or the Master Servicer. On the Closing Date the Seller shall deposit $2,500 in the Interest Reserve Account. On each Distribution Date through and including June 1999, the Trustee shall withdraw from the Interest Reserve Account an amount equal to the Class 1-A-4 Incremental Interest Amount and shall deposit such amount into the Certificate Account to pay to the Class 1-A-4 Certificateholders as interest. On the Distribution Date in June 1999, any money on deposit in the Interest Reserve Account not required to be paid to the Class 1-A-4 Certificates as Class 1-A-4 Incremental Interest Amount shall be paid to the Holder of the Class R-1 Certificate.

                                    ARTICLE V

                                  Certificates


          Section 5.01. CERTIFICATES. (a) The Depository, the Seller and the Trustee have entered into a Depository Agreement dated as of June 29. 1998 (the "Depository Agreement"). Except for the Residual Certificates, and the Individual Certificates and as provided in Subsection 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

          The Residual Certificates and the Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Trustee cause such Class to become Global Certificates, the Trustee and the Seller will take such action as may be reasonably required to cause the Depository to accept such Class or Classes for trading.

          All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (b) If (i)(A) the Seller advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee or the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

        (c) (i) REMIC I will be evidenced by (x) the REMIC I Regular Certificates, described below, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC I and (y) the Class R-1 Certificate, which is hereby designated as the single "residual interest" in REMIC I. Except as discussed below, principal and interest shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC I Regular Certificates in the same order and priority as payments are to be made on, and shortfalls, losses and prepayments are allocable to, the Corresponding Classes of Certificates. Except as noted below, the Corresponding Classes of Certificates are those Group 1 Certificates which have the same designation as the REMIC I Certificates (without the "I-") or in the case of I-1-A-5/6, both the Class 1-A-5 and Class 1-A-6 Certificates. The REMIC I Regular Certificates and the Class R-1 Certificate will have the following designations and pass-through rates, and distributions of principal and interest thereon shall be allocated to the Corresponding Class of Certificates in the following manner:


 REMIC I CERTIFICATES         INITIAL BALANCE          PASS-THROUGH RATE

 I-1-A-1                      $ 99,602,894.00               7.0%
 I-1-A-2                      $  7,005,000.00               7.0%
 I-1-A-3                      $  9,640,000.00               7.0%
 I-1-A-4                      $    500,000.00               7.0%
 I-1-A-5/6                    $  6,698,800.00               7.0%
 I-1-A-7                      $  6,698,800.00*              7.0%
 I-1-A-8                      $ 14,534,000.00               7.0%
 I-1-X                             (1)                       (1)
 I-1-PO                       $    453,766.00(2)             (2)
 I-1-B-1                      $  3,051,539.62               7.0%
 I-1-B-2                      $  1,380,642.12               7.0%
 I-1-B-3                      $    799,537.81               7.0%
 I-1-B-4                      $    654,113.34               7.0%
 I-1-B-5                      $    435,679.84               7.0%
 I-1-B-6                      $    582,051.06               7.0%
 I-R-5                        $         50.00               7.0%
 I-R-6                        $         50.00               7.0%
 R-1                          $         50.00               7.0%

------------------------
*  Notional Amount

    (1) The Class I-X Certificates will have a zero Principal Balance and will be entitled to the excess of the weighted average of the Net Rates of the Non-Discount Group 1 Mortgages over 7.00% per annum, multiplied by the Principal Balance of such Mortgages.

    (2) The Class I-PO Certificates are principal only Certificates and will not bear interest. The Current Principal Amount of the Class I-PO Certificates is equal to a strip of principal from the Discount Mortgage Loans in Mortgage Loan Group 1, and its Principal Balance is paid down based on its share of the payments of principal from the Discount Mortgage Loans in Mortgage Loan Group 1.

            (ii) REMIC II will be evidenced by (x) the REMIC II Regular Certificates, described below, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC II and (y) the Class R-2 Certificate, which is hereby designated as the single "residual interest" in REMIC II. Except as discussed below, principal and interest shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC II Regular Certificates in the same order and priority as payments are to be made on, and shortfalls, losses and prepayments are allocable to, the Corresponding Classes of Certificates. Except as noted below, the Corresponding Classes of Certificates are those Group 2 Certificates which have the same designation as the REMIC II Certificates (without the "II-") or in the case of the II-2-A-9/10, both the Class 2-A-9 and Class 2-A-10 Certificates. The REMIC II Regular Certificates and the Class R-2 Certificate will have the following designations and pass-through rates, and distributions of principal and interest thereon shall be allocated to the Corresponding Class of Certificates in the following manner:


 REMIC II CERTIFICATES      INITIAL BALANCE              PASS-THROUGH RATE

        II-2-A-1            $10,121,000.00                     6.75%
        II-2-A-2            $ 3,757,000.00                     6.75%
        II-2-A-3            $ 7,472,000.00                     6.75%
        II-2-A-4            $ 2,227,593.00*                    6.75%
        II-2-A-5            $ 5,000,000.00                     6.75%
        II-2-A-6            $33,552,000.00                     6.75%
        II-2-A-7            $ 5,809,000.00                     6.75%
        II-2-A-8            $ 3,866,000.00                     6.75%
        II-2-A-9/10         $15,243,685.00                     6.75%
        II-2-A-11           $ 9,952,000.00                     6.75%
        II-2-X                    (1)                           (1)
        II-2-PO             $    16,673.00(2)                   (2)
        II-2-B-1            $ 2,089,460.38                     6.75%
        II-2-B-2            $   945,357.88                     6.75%
        II-2-B-3            $   547,462.19                     6.75%
        II-2-B-4            $   447,886.66                     6.75%
        II-2-B-5            $   298,320.16                     6.75%
        II-2-B-6            $   398,543.94                     6.75%
        R-2                 $        50.00                     6.75%


           ------------------------
*  Notional Amount


    (1) The Class II-X Certificates will have a zero Principal Balance and will be entitled to the excess of the weighted average of the Net Rates of the Non-Discount Group 2 Mortgages over 6.75% per annum, multiplied by the Principal Balance of such Mortgages.

    (2) The Class II-PO Certificates are principal only Certificates and will not bear interest. The Current Principal Amount of the Class II-PO Certificates is equal to a strip of principal from the Discount Mortgage Loans in Mortgage Loan Group 2, and its Principal Balance is paid down based on its share of the payments of principal from the Discount Mortgage Loans in Mortgage Loan Group 2.


            (iii) REMIC III will be evidenced by (x) the REMIC III Regular Certificates, described below, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC III and (y) the Class R-3 Certificate, which is hereby designated as the single "residual interest" in REMIC III. Except as discussed below, principal and interest shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC III Regular Certificates in the same order and priority as payments are to be made on, and shortfalls, losses and prepayments are allocable to, the Corresponding Classes of Certificates. Except as noted below, the Corresponding Classes of Certificates are those Group 3 Certificates which have the same designation as the REMIC III Certificates (without the "III-"). The REMIC III Regular Certificates and the Class R-3 Certificate will have the following designations and pass-through rates, and distributions of principal and interest thereon shall be allocated to the Corresponding Class of Certificates in the following manner:


  REMIC III CERTIFICATES          INITIAL BALANCE         PASS-THROUGH RATE

     III-3-A-1                    $26,138,000.00                6.50%
     III-3-A-2                    $16,619,000.00                6.50%
     III-3-A-3                    $13,367,436.00                6.50%
     III-3-A-4                    $ 6,462,480.00                6.50%
     III-3-A-5                    $78,300,000.00                 (1)
     III-3-X                           (2)                       (2)
     III-3-PO                     $    99,091.00(3)              (3)
     III-3-B-1                    $ 2,180,000.00                 (4)
     III-3-B-2                    $   726,000.00                 (4)
     III-3-B-3                    $   436,000.00                 (4)
     III-3-B-4                    $   364,000.00                 (4)
     III-3-B-5                    $   291,000.00                 (4)
     III-3-B-6                    $   363,394.00                 (4)
     R-3                          $        50.00                 6.50%


   (1) This III-A-5 Class of Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans.

   (2) The Class III-X Certificates will have a zero Principal Balance and will be entitled to the Sub-Group 3A Percentage of the excess of the weighted average of the Net Rates of the Non-Discount Group 3 Mortgages over 6.50% per annum, multiplied by the Principal Balance of such Mortgages.

   (3) The Class III-PO Certificates are principal only Certificates and will not bear interest. The Current Principal Amount of the Class III-PO Certificates is equal to a strip of principal from the Discount Mortgage Loans in Mortgage Loan Group 3, and its Principal Balance is paid down based on its share of the payments of principal from the Discount Mortgage Loans in Mortgage Loan Group 3.

   (4) These Classes of III-B Certificates will be entitled to the sum of 2.890068558% (or the Sub-Group 3A Percentage times 6.50%) and the Sub-Group 3B Percentage multiplied by the weighted average of the Net Rates of the Group 3 Mortgage Loans.

         (iv) REMIC IV will be evidenced by (x) the REMIC IV Regular Certificates, described below, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC IV and (y) the Class R-4 Certificate, which is hereby designated as the single "residual interest" in REMIC IV. Except as discussed below, principal and interest shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC IV Regular Certificates in the same order and priority as payments are to be made on, and shortfalls, losses and prepayments are allocable to, the Corresponding Classes of Certificates. Except as noted below, the Corresponding Classes of Certificates are those Group 4 Certificates which have the same designation as the REMIC IV Certificates (without the "IV-"). The REMIC IV Regular Certificates and the Class R-4 Certificate will have the following designations and pass-through rates, and distributions of principal and interest thereon shall be allocated to the Corresponding Class of Certificates in the following manner:

 REMIC IV CERTIFICATES       INITIAL BALANCE         PASS-THROUGH RATE

    IV-4-A-1                  $84,943,000.00            6.75%
    IV-4-A-2                  $18,672,000.00            6.75%
    IV-4-A-3                  $19,920,950.00            6.75%
    IV-4-X                        (1)                    (1)
    IV-4-PO                   $    12,562.00(2)          (2)
    IV-4-B-1                  $ 4,821,000.00            6.75%
    IV-4-B-2                  $ 2,210,000.00            6.75%
    IV-4-B-3                  $ 1,540,000.00            6.75%
    IV-4-B-4                  $   804,000.00            6.75%
    IV-4-B-5                  $   401,000.00            6.75%
    IV-4-B-6                  $   603,571.00            6.75%
    R-4                       $        50.00            6.75%



    (1) The Class IV-X Certificates will have a zero Principal Balance and will be entitled to the excess of the weighted average of the Net Rates of the Non-Discount Group 4 Mortgages, over 6.75% per annum, multiplied by the Principal Balance of such Mortgages.

    (2) The Class IV-PO Certificates are principal only Certificates and will not bear interest. The Current Principal Amount of the Class IV-PO Certificates is equal to a strip of principal from the Discount Mortgage Loans in Mortgage Loan Group 4, and its Principal Balance is paid down based on its share of the payments of principal from the Discount Mortgage Loans in Mortgage Loan Group 4.

         (v) REMIC V will be evidenced by (x) the REMIC V Regular Certificates, described below, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC V and (y) the Class R-5 Certificate, which is hereby designated as the single
      "residual interest" in REMIC V. Except as discussed below, principal and interest shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC V Regular Certificates in the same order and priority as payments are to be made on, and shortfalls, losses and prepayments are allocable to, the Corresponding Classes of Certificates. The Corresponding Classes of Certificates are those Group
      1 and Group 2 Certificates which are noted in the applicable footnotes to the following table. The REMIC V Regular Certificates and the Class R-5 Certificate will have the following designations and pass-through rates, and distributions of principal and interest thereon shall be allocated to the Corresponding Class of Certificates in the following manner:

   REMIC V CERTIFICATES          INITIAL BALANCE          PASS-THROUGH RATE

      V-2-A-1                         (1)                       (1)
      V-2-A-2                         (2)                       (2)
      V-2-A-3                         (3)                       (3)
      V-1-A-7                         (4)                       (4)
      V-1/2M                          (5)                       (6)
      V-a                             (7)                       (6)
      V-b                             (8)                       (6)
      V-c                             (9)                       (6)
      V-d                            (10)                       (6)
      V-e                            (11)                       (6)
      V-f                            (12)                       (6)
      V-g                            (13)                       (6)
      V-h                            (14)                       (6)
      V-i                            (15)                       (6)
      V-j                            (16)                       (6)
      V-k                            (17)                       (6)
      V-l                            (18)                       (6)
      V-m                            (19)                       (6)
      V-n                            (20)                       (6)
      V-o                            (21)                       (6)
      V-p                            (22)                       (6)
      V-q                            (23)                       (6)
      V-R-6                           $50                      7.00%
      R-5                             $50                      7.00%

        -------------

        (1) The Class V-2-A-1 Certificates will have a zero Principal Balance and will be entitled to 25 basis points of the interest paid from the Class II-2-A-1 Certificates.

        (2) The Class V-2-A-2 Certificates will have a zero Principal Balance and will be entitled to 40 basis points of the interest paid from the Class II-2-A-2 Certificates.

        (3) The Class V-2-A-3 Certificates will have a zero Principal Balance and will be entitled to 35 basis points of the interest paid from the Class II-2-A-3 Certificates.

        (4) The Class V-1-A-7 Certificates will have a zero Principal Balance and will be entitled to 25 basis points of the interest paid from the Class I-1-A-5/6 Certificates.

        (5)       The Class V-1/2M Certificates will have a
                  Principal Balance equal to the sum of the Principal Balances of the Class I-1-B-1, Class
                  I-1-B-2, Class I-1-B-3, Class I-1-B-4, Class I-1-B-5 and Class I-1-B-6 Certificates and the Class
                  II-2-B-1, Class II-2-B-2, Class II-2-B-3, Class
                  II-2-B-4, Class II-2-B-5 and Class II-2-B-6 Certificates.

        (6) This Certificate will bear interest at the weighted average of the Net Rates on all of the REMIC I Regular Certificates and REMIC II Regular Certificates (other than the Class I-1-X, Class I-1-PO, Class II-2-X and Class II-2-PO Certificates), and for purposes of computing the weighted average rate, first subtracting 25 basis points from the Class II-2-A-1 Certificates, 40 basis points from the Class II-2-A-2 Certificates, 35 basis points from the Class II-2-A-3 Certificates and 25 basis points from the Class I-1-A-5/6 Certificates (the "REMIC I/II WA Rate").

        (7) The V-a Certificates will have the same Principal Balance as the I-1-A-1 Certificates.

        (8) The V-b Certificates will have the same Principal Balance as the Class I-1-A-2 Certificates.

        (9) The V-c Certificates will have the same Principal Balance as the Class I-1-A-3 Certificates.

        (10) The V-d Certificates will have the same Principal Balance as the Class I-1-A-4 Certificates.

        (11) The V-e Certificates will have the same Principal Balance as the Class I-1-A-5/6 Certificates.

        (12) The V-f Certificates will have the same Principal Balance as the Class I-1-A-7 Certificates.

        (13) The V-g Certificates will have the same Principal Balance as the Class I-1-A-8 Certificates.

        (14) The V-h Certificates will have the same Principal Balance as the Class II-2-A-1 Certificates.

        (15) The V-i Certificates will have the same Principal Balance as the Class II-2-A-2 Certificates.

        (16) The V-j Certificates will have the same Principal Balance as the Class II-2-A-3 Certificates.

        (17) The V-k Certificates will have the same Principal Balance as the Class II-2-A-4 Certificates.

        (18) The V-l Certificates will have the same Principal Balance as the Class II-2-A-5 Certificates.

        (19) The V-m Certificates will have the same Principal Balance as the Class II-2-A-6 Certificates.

        (20) The V-n Certificates will have the same Principal Balance as the Class II-2-A-7 Certificates.

        (21) The V-o Certificates will have the same Principal Balance as the Class II-2-A-8 Certificates.

        (22) The V-p Certificates will have the same Principal Balance as the Class II-2-A-9/10 Certificates.

        (23) The V-q Certificates will have the same Principal Balance as the Class II-2-A-11 Certificates.

        (d) The Classes of the Certificates (other than the Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 Certificates, the designations, initial principal amounts and pass through rates of each of which are set forth in Section 5.01(c)) shall have the following designations, initial principal amounts and Pass-Through Rates:

DESIGNATION               Initial Principal Amount         Pass-Through Rate

Class 1-A-1 Certificates      $  99,602,894.00                    7.00%
Class 1-A-2 Certificates      $   7,005,000.00                    7.00%
Class 1-A-3 Certificates      $   9,640,000.00                    7.00%
Class 1-A-4 Certificates      $     500,000.00                     (1)
Class 1-A-5 Certificates      $   5,024,100.00                     (2)
Class 1-A-6 Certificates      $   1,674,700.00                     (3)
Class 1-A-7 Certificates             (4)                          0.25%
Class 1-A-8 Certificates      $  14,534,000.00                    7.00%
Class 1-X Certificates               (5)                            (5)
Class 2-A-1 Certificates      $  10,121,000.00                    6.50%
Class 2-A-2 Certificates      $   3,757,000.00                    6.35%
Class 2-A-3 Certificates      $   7,472,000.00                    6.40%
Class 2-A-4 Certificates             (6)                          6.75%
Class 2-A-5 Certificates      $   5,000,000.00                    6.75%
Class 2-A-6 Certificates      $  33,552,000.00(7)                 6.50%
Class 2-A-7 Certificates      $   5,809,000.00                    6.75%
Class 2-A-8 Certificates      $   3,866,000.00                    6.75%
Class 2-A-9 Certificates      $  12,105,279.00                     (8)
Class 2-A-10 Certificates     $   3,138,406.00                     (9)
Class 2-A-11 Certificates     $   9,952,000.00                    6.75%
Class 2-X Certificates               (10)                         (10)
Class B-1 Certificates        $   5,141,000.00                    (11)
Class B-2 Certificates        $   2,326,000.00                    (11)
Class B-3 Certificates        $   1,347,000.00                    (11)
Class B-4 Certificates        $   1,102,000.00                    (11)
Class B-5 Certificates        $     734,000.00                    (11)
Class B-6 Certificates        $     980,595.00                    (11)
Class 3-A-1 Certificates      $  26,138,000.00                    6.50%
Class 3-A-2 Certificates      $  16,619,000.00                    6.50%
Class 3-A-3 Certificates      $  13,367,436.00                    6.50%
Class 3-A-4 Certificates      $   6,462,480.00                    6.50%
Class 3-A-5 Certificates      $  78,300,000.00                    (12)
Class 3-X Certificates             (13)                           (13)
Class 3-B-1 Certificates      $   2,180,000.00                    (14)
Class 3-B-2 Certificates      $     726,000.00                    (14)
Class 3-B-3 Certificates      $     436,000.00                    (14)
Class 3-B-4 Certificates      $     364,000.00                    (14)
Class 3-B-5 Certificates      $     291,000.00                    (14)
Class 3-B-6 Certificates      $     363,394.00                    (14)
Class 4-A-1 Certificates      $  84,943,000.00                    6.75%
Class 4-A-2 Certificates      $  18,672,000.00                    6.75%
Class 4-A-3 Certificates      $  19,920,950.00                    6.75%
Class 4-X Certificates                (15)                        (15)
Class 4-B-1 Certificates      $   4,821,000.00                    6.75%
Class 4-B-2 Certificates      $   2,210,000.00                    6.75%
Class 4-B-3 Certificates      $   1,540,000.00                    6.75%
Class 4-B-4 Certificates      $     804,000.00                    6.75%
Class 4-B-5 Certificates      $     401,000.00                    6.75%
Class 4-B-6 Certificates      $     603,571.00                    6.75%
Class PO Certificates         $     582,091.00                    (16)
Class R-6 Certificates        $          50.00                    7.00%

------------------

 (1) During the initial 12 Interest Accrual Periods interest will accrue on the Class 1-A-4 Certificates at the rate of 7.50% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-4 Certificates at a rate of 7.00% per annum.

 (2) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-5 Certificates at the rate of 6.4562% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-5 Certificates at a per annum rate of 0.80% above LIBOR, determined monthly as described herein, subject to a maximum rate of 9.00% and a minimum rate of 0.80%.

 (3) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-6 Certificates at the rate of 7.6312% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-6 Certificates at a per annum rate equal to 24.60% - (3.00 x LIBOR) determined monthly as described herein, subject to a maximum rate of 24.60% and a minimum rate of 0.00%.

 (4) The Notional Amount of the Class 1-A-7 Certificates on any Distribution Date will be equal to the sum of the Current Principal Amount of the Class 1-A-5 Certificates and the Current Principal Amount of the Class 1-A-6 Certificates. The initial Notional Amount of the Class 1-A-7 Certificates will be $6,698,800.

 (5) The Class 1-X Certificates will have a Notional Amount equal to the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 1 and will bear interest on their Notional Amount at a variable Pass-Through Rate equal to the weighted average of the excess of (a) the Net Rate on each such Non-Discount Mortgage Loan over (b) 7.00% per annum. For the Class 1-X Certificates, the initial Notional Amount will be $130,900,105 and the Pass-Through Rate for the initial Interest Accrual Period is 0.348% per annum.

 (6) The Notional Amount of the Class 2-A-4 Certificates on any Distribution Date will be equal to the sum of: (i) the product of (A) 3.703703704% and (B) the Current Principal Amount of the Class 2-A-1 Certificates, (ii) the product of (A) 5.925925926% and (B) the Current Principal Amount of the Class 2-A-2 Certificates, (iii) the product of
          (A) 5.185185185% and (B) the Current Principal Amount of the Class 2-A-3 Certificates, (iv) the product of (A) 3.703703704% and (B) the Current Principal Amount of Component 2-A-6-I, and (v) the product of
          (A) 3.703703704% and (B) the Current Principal Amount of Component 2-A-6-II. The initial Notional Amount of the Class 2-A-4 Certificates will be $2,227,593.

 (7) Composed of Component 2-A-6-I in the initial Current Principal Amount of $9,303,000 and Component 2-A-6-II in the initial Current Principal Amount of $24,249,000.

 (8) During the initial Interest Accrual Period, interest will accrue on the Class 2-A-9 Certificates at the rate of 6.5375% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 2-A-9 Certificates at a per annum rate of 0.85% above LIBOR, determined monthly as described herein, subject to a maximum rate of 8.50% and a minimum rate of 0.85%.

 (9) During the initial Interest Accrual Period, interest will accrue on the Class 2-A-10 Certificates at the rate of 7.5696% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 2-A-10 Certificates at a per annum rate equal to 29.5071% - (3.8751 x LIBOR) determined monthly as described herein, subject to a maximum rate of 29.50714% and a minimum rate of 0.00%.


 (10) The Class 2-X Certificates will have a Notional Amount equal to the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 2 and will bear interest on their Notional Amount at a variable Pass-Through Rate equal to the weighted average of the excess of (a) the Net Rate on each such Non-Discount Mortgage Loan over (b) 6.75% per annum. For the Class 2-X Certificates, the initial Notional Amount will be $98,918,647 and the Pass-Through Rate for the initial Interest Accrual Period is 0.601% per annum. (Alternatively, this may be expressed as the Class 2-X Certificates having a zero Principal Balance and receiving the sum of the interest paid on the Class V-2-A-1, Class V-2-A-2 and Class V-2-A-3 Certificates.)

 (11) During each Interest Accrual Period, the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will each bear interest at a variable Pass-through Rate equal to the weighted average of 7.00% and 6.75%, where 7.00% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 1 Mortgage Loans over the Current Principal Amount of the Group 1 Senior Certificates and 6.75% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 2 Mortgage Loans over the Current Principal Amount of the Group 2 Senior Certificates. The Pass-Through Rate for the initial Interest Accrual Period for these Certificates will be 6.898% per annum. (This may also be expressed as the Class B -1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates receiving interest equaling the "MBS Amount" which will be allocated among such Certificates based on their relative Principal Balances (and reallocated to take account of losses). The "MBS Amount" is equal to the sum of: the Principal Balances of the Class V-1/2M and Class V-a, V-b, V-c, V-d, V-e, V-f, V-g, V-h, V-i, V-j, V-k, V-l, V-m, V-n, V-o, V-p and V-q Certificates multiplied by the excess of (i) the REMIC I/II WA Rate over (ii) the REMIC I/II WA Rate, modified so as to cap the Net Rate of the Class V-1/2M Certificates at 0%, and to cap the Net Rate of the Class V-h Certificates at 6.50%, the Net Rate of the Class V-i Certificates at 6.35% and the Net Rate of the Class V-j Certificates at 6.40%.)

 (12) During each Interest Accrual Period, the Class 3-A-5 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans. The Pass-Through Rate for the Class 3-A-5 Certificates for the initial Interest Accrual Period is 6.941% per annum.

 (13) The Class 3-X Certificates will have a Notional Amount equal to the Sub-Group 3A Percentage of the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 3 and will bear interest on their Notional Amount at a variable Pass-Through Rate equal to the weighted average of the excess of (a) the Net Rate on each such Non-Discount Mortgage Loan over (b) 6.50% per annum. For the Class 3-X Certificates, the initial Notional Amount will be $60,825,842 and the Pass-Through Rate for the initial Interest Accrual Period is 0.479% per annum.

 (14) During each Interest Accrual Period, the Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates will bear interest on their respective Current Principal Amounts at a variable Pass-Through Rate equal to the sum of 2.890068558% (or the Sub-Group 3A Percentage x 6.50%) plus the Sub-Group 3B Percentage of the weighted average of the Net Rates of the Group 3 Mortgage Loans. The Pass-Through Rate for the these Certificates for the initial Interest Accrual Period is 6.745% per annum.

 (15) The Class 4-X Certificates will have a Notional Amount equal to the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 4 and will bear interest on their Notional Amount at a variable Pass-Through Rate equal to the weighted average of the excess of (a) the Net Rate on each such Non-Discount Mortgage Loan over (b) 6.75% per annum. For the Class 4-X Certificates, the initial Notional Amount will be $133,588,967 and the Pass-Through Rate for the initial Interest Accrual Period is 0.994% per annum.

 (16) The Class PO Certificates are principal only certificates and will not bear interest. The Current Principal Amount of the Class PO Certificates initially will be the amount shown above and is composed of Component 1-PO, Component 2-PO, Component 3-PO and Component 4-PO, equal to a strip of principal from the Discount Mortgage Loans in Mortgage Loan Groups 1, 2, 3 and 4, respectively.

         (e) With respect to each Distribution Date, each Class of Certificates shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Certificates, interest shall be calculated, on the basis of a 360-day year comprised of twelve 30-day months, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Current Principal Amount or Notional Amount of such Class applicable to such Distribution Date.

          (f) (i) Commencing on June 29, 1998, with respect to the Class 1-A-5 and Class 1-A-6 Certificates, and on July 23, 1998 with respect to the Class 2-A-9 and Class 2-A-10 Certificates, and monthly thereafter on the second business day prior to the first day of the related Interest Accrual Period for the Class 1-A-5, Class 1-A-6, Class 2-A-9 and Class 2-A-10 Certificates (each, a "LIBOR Determination Date"), until the Current Principal Amounts of such Classes of Certificates have been reduced to zero, the Master Servicer will request each of the designated reference banks meeting the criteria set forth herein (the "Reference Banks") to inform the Master Servicer of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date. (For purposes of calculating LIBOR, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London, Chicago and New York City.) In lieu of making a request of the Reference Banks, the Master Servicer may rely on the quotations for those Reference Banks that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

                  (ii) LIBOR will be established by the Master Servicer on each LIBOR Determination Date as follows:

                           (a) If on any LIBOR Determination Date two or more
                  Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

                           (b) If on any LIBOR Determination Date only one or
                  none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Master Servicer determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Seller are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Master Servicer, being so made, or (ii) in the event that the Master Servicer can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by SAMI are quoting on such LIBOR Determination Date to leading European banks.

                           (c) If on the first LIBOR Determination Date, the
                  Master Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be 5.65625%. If on any subsequent LIBOR Determination Date, the Master Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR for the immediately preceding LIBOR Determination Date.

                  (iii) Each Reference Bank shall (i) be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not control, be controlled by, or be under common control with the Seller, and (iii) have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Seller should terminate the appointment of any such Reference Bank, the Seller will promptly appoint another leading bank meeting the criteria specified above.

                  (iv) The establishment of LIBOR on each LIBOR Determination Date by the Master Servicer and the Master Servicer's calculation of the rate of interest applicable to the Class 1-A-3, Class 1-A-4, Class 2-A-9 and Class 2-A-10 Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning the Master Servicer at (410) 884-2000.

          (g) The Certificates shall be substantially in the forms set forth in Exhibit A-1 and A-2. On original issuance, the Trustee shall sign, countersign and shall deliver them at the direction of the Seller. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Seller will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

          (h) Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates (other than the Residual Certificates), $1,000 and in each case increments of $1.00 in excess thereof, and (ii) in the case of the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount or Notional Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign Physical Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of such Class on the Closing Date. The Private Certificates will be issued in certificated fully-registered form in minimum denominations of $50,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. Each Class of Residual Certificates shall be issued in certificated fully-registered form in the denomination of $50 each. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign (i) in the case of each Class of Offered Certificates, the Certificate in the entire Current Principal Amount or Notional Amount of the respective Class and (ii) in the case of each Class of Private Certificates, Individual Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of each such respective Class on the Closing Date. The Certificates referred to in clause (i) and if at any time there are to be Global Certificates, the Global Certificates shall be delivered by the Seller to the Depository or pursuant to the Depository's instructions, shall be delivered by the Seller on behalf of the Depository to and deposited with the DTC Custodian. The Trustee shall sign the Certificates by facsimile or manual signature and countersign them by manual signature on behalf of the Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Trustee or its agent. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Trustee or its agent at the time of issuance shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

          (i) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Trustee or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

          (j) The Closing Date is hereby designated as the "startup" day of each Series REMIC within the meaning of Section 860G(a)(9) of the Code.

          (k) For federal income tax purposes, each Series REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

          (l) The Trustee on behalf of the Trust shall cause each Series REMIC to elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

          (m) The Assumed Final Distribution Dates for distributions on the Group 1 Certificates, Group 2 Certificates, the Group 1-2 Subordinate Certificates, the Group 3 Certificates and the Group 4 Certificates, are July 25, 2028, July 25, 2028, July 25, 2028, July 25, 2013 and July 25, 2028,
respectively; the latest possible maturity date of the REMIC I, REMIC II, REMIC IV, REMIC V and REMIC VI Regular Certificates is July 25, 2028; and the latest possible maturity date of the REMIC III Regular Certificates is July 25, 2013.

          Section 5.02. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.
(a) The Trustee shall maintain at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

          (b) Subject to Subsection 5.01(a) and, in the case of any Global Certificate or Physical Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall sign, countersign and shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

          (c) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Subsection 5.02(h), the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

                  (i) The Trustee shall register the transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (ii) The Trustee shall register the transfer of any Individual Certificate if (x) the transferor has advised the Trustee in writing that the Certificate is being transferred to an Institutional Accredited Investor; and (y) prior to the transfer the transferee furnishes to the Trustee an Investment Letter (and the Trustee shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Trustee shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

          (d) Subject to Subsection 5.02(h), so long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with this Subsection 5.02(d) and in accordance with the rules of the Depository:

                  (i) In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Trustee shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(ii).

                  (ii) In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Trustee shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(i).

                  (iii) In the case of an Individual Certificate of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Trustee shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

          (e) Subject to Subsection 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Subsection 5.02(e) and in accordance with the rules of the Depository:

                  (i) A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

                  (ii) A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class if such holder furnishes to the Trustee a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (iii) A holder of an Individual Certificate of a Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class in different authorized denominations without any certification.

         (f) (i) Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Trustee shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

                  (ii) Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Trustee shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

          (g) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

          (h) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(h) above or any integral multiple of $1.00 in excess thereof) by surrendering such Certificate at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Trustee in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Trustee in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Trustee shall, within five Business Days of such request made at such Corporate Trust Office, sign, countersign and deliver at such Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney-in-fact.

          (i) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; PROVIDED, HOWEVER, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Seller as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Trustee shall sign and countersign and the Trustee shall deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

          (j) If the Trustee so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

          (k) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (l) The Trustee shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

          (m) The following legend shall be placed on each Class of Subordinate Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

          Section 5.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. (a) If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as it may require to save it harmless, and (iii) the Trustee has not received notice that such Certificate has been acquired by a third Person, the Trustee shall sign, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Trustee and shall be of no further effect and evidence no rights.

          (b) Upon the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04. PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee and any agent of the Seller, the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
6.01 and for all other purposes whatsoever. Neither the Seller, the Master Servicer, the Trustee nor any agent of the Seller, the Master Servicer or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

          Section 5.05. TRANSFER RESTRICTIONS ON RESIDUAL CERTIFICATES. (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Seller. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person, the Seller and the Trustee with an affidavit that the proposed transferee is not a Disqualified Organization (as defined in Subsection 5.05(b)) (and, unless the Tax Matters Person and the Seller consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Subsection 5.05(b).

          (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Trustee and the Seller an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is not any of (A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation all of whose activities are subject to tax under Chapter 1 of Subtitle A of the Code and (except in the case of Freddie Mac) a majority of whose board of directors is not selected by the United States, or any state or political subdivision thereof), (B) any organization that is exempt from any tax imposed by Chapter 1 of Subtitle A of the Code, other than (x) a tax-exempt farmers' cooperative within the meaning of
Section 521 of the Code or (y) an organization that is subject to the tax imposed by Section 511 of the Code on "unrelated business taxable income" or (C) a corporation operating on a cooperative basis that is engaged in furnishing electric energy or providing telephone service to persons in rural areas (within the meaning of Section 1381(a)(2)(C) of the Code) (any Person described in (A),
(B), or (C) being referred to herein as a "Disqualified Organization") and that
(ii) such transferee is not acquiring such Residual Certificate for the account of a Disqualified Organization. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to a Disqualified Organization, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Subsection 5.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Subsection 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Trustee, the Tax Matters Person or the Seller shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Subsection 5.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person, the Trustee and the Seller, as applicable, had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Subsection 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Subsection 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Seller to ensure that the Residual Certificates are not transferred to a Disqualified Organization and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause any Series REMIC to fail to qualify as a REMIC.

          (c) Unless the Tax Matters Person shall have consented in writing (which consent may be withheld in the Tax Matters Person's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a "United States person," as such term is defined in Section 7701(a)(30) of the Code.

          (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person, and appoints the Master Servicer to act as its agent with respect to all matters concerning the tax obligations of the Trust, other than those matters regarding transfer restrictions contained in this Section 5.05.

          Section 5.06. RESTRICTIONS ON TRANSFERABILITY OF PRIVATE CERTIFICATES.
(a) No offer, sale, transfer or other disposition (including pledge) of a Private Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or "Blue Sky" laws is available and the prospective transferee (other than the Seller) of such Certificate signs and delivers to the Trustee an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-1 hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in a Physical Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of a Private Certificate to a transferee other than a QIB, the Trustee may require an Opinion of Counsel that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

          (b) Each Class of Private Certificates shall bear a Securities Legend.

          Section 5.07. ERISA RESTRICTIONS. (a) Subject to the provisions of subsection (b), no Class of Private Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, unless the proposed transferee provides a representation or certification to the Trustee (upon which the Trustee is authorized to rely) to the effect that the proposed transfer and/or holding of a Certificate and the servicing, management and operation of the Trust: (i) will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption including but not limited to Department of Labor Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers and (ii) will not give rise to any additional fiduciary duties under ERISA on the part of either Master Servicer or the Trustee.

          (b) Any Person acquiring an interest in a Book-Entry Certificate or a Global Certificate which is a Subordinate Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Trustee that it is either: (i) not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, or (ii) such Person provides a representation or certification to the Trustee to the effect that the transfer and/or holding of an interest in such Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not give rise to any additional fiduciary duties on the part of either Master Servicer or the Trustee.

          Section 5.08. RULE 144A INFORMATION. For so long as any Private Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Seller will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Seller shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A. The Master Servicer shall cooperate with the Seller and furnish the Seller such information in the Master Servicer's possession as the Seller may reasonably request.

                                   ARTICLE VI

                         Payments to Certificateholders

          Section 6.01. DISTRIBUTIONS ON THE CERTIFICATES. (a) Interest and principal on the Certificates will be distributed monthly on each Distribution Date, commencing in July 1998, in an aggregate amount equal to the Available Funds for such Distribution Date.

          (i) GROUP 1 SENIOR CERTIFICATES. (A) On each Distribution Date, the Group 1 Available Funds will be distributed in the following order of priority among the Group 1 Senior Certificates except as otherwise noted and subject to the provisions of Section 6.01(a)(iv) and 6.01(c); and, provided, that on each Distribution Date until and including the Distribution Date in June 1999, the Class 1-A-4 Incremental Interest Amount with respect to such Distribution Date will be transferred from the Interest Reserve Account and applied solely to make payments of Accrued Certificate Interest on the Class 1-A-4 Certificates:

         FIRST, to the interest-bearing Classes of Group 1 Senior Certificates, the Accrued Certificate Interest on each such Class for such Distribution Date. As described below, Accrued Certificate Interest on each such Class of Group 1 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among the Group 1 Senior Certificates as provided in Section 6.01(e);

         SECOND, to the interest-bearing Classes of Group 1 Senior Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 1 Available Funds, any shortfall in available amounts being allocated among such Classes in proportion to the amount of such Accrued Certificate Interest remaining undistributed for each such Class for such Distribution Date;

         THIRD, to the Group 1 Senior Certificates (other than the Class 1-A-7 and Class 1-X Certificates) in reduction of the Current Principal Amounts thereof:

                  (a) the Group 1 Senior P&I Optimal Principal Amount, in the following order of priority:

                           first, concurrently to the Class R-1, Class R-5 and Class R-6 Certificates, PRO RATA, based upon their Current Principal Amounts, until their respective Current Principal Amounts have been reduced to zero;

                           second, to the Class 1-A-8 Certificates up to the Class 1-A-8 Optimal Principal Amount for such Distribution Date, until the Current Principal Amount thereof has been reduced to zero;

                           third, sequentially, to the Class 1-A-1 and Class 1-A-2 Certificates, in that order, until their respective Current Principal Amounts have been reduced to zero;

                           fourth, concurrently to the Class 1-A-3 and Class 1-A-4 Certificates, PRO RATA, based upon their respective Current Principal Amounts, until their respective Current Principal Amounts have been reduced to zero;

                           fifth, concurrently to the Class 1-A-5 and Class 1-A-6 Certificates, PRO RATA, based upon their respective Current Principal Amounts, until their respective Current Principal Amounts have been reduced to zero; and

                  (b) the Component PO Principal Distribution Amount for the Component 1-PO for such Distribution Date, to the Class PO Certificates, until the Current Principal Amount of Component 1-PO has been reduced to zero;

          FOURTH, the Component 1-PO Deferred Amount for such Distribution Date, to the Class PO Certificates; provided, that (i) on any Distribution Date, distributions pursuant to this priority FOURTH shall not exceed the excess, if any, of (x) the sum of (A) the Group 1 Available Funds remaining after giving effect to distributions pursuant to clauses FIRST through THIRD above and (B) the Group 2 Available Funds remaining after giving effect to distributions pursuant to clauses FIRST through THIRD below under Section 6.01(a)(ii)(A) over
(y) the sum of the amount of Accrued Certificate Interest for such Distribution Date and Accrued Certificate Interest remaining undistributed from previous Distribution Dates on all Classes of Group 1-2 Subordinate Certificates then outstanding; (provided that if the amount calculated is in excess of the foregoing, the amount distributable pursuant to this clause FOURTH and the amount distributable under clause FOURTH under Section 6.01(a)(ii)(A) below shall be reduced PRO RATA based upon the respective amounts of the Component 1-PO and Component 2-PO Deferred Amounts), (ii) such distributions shall not reduce the Current Principal Amount of the Component 1-PO and (iii) no distribution will be made in respect of the applicable Component PO Deferred Amount after the Group 1-2 Cross-Over Date;

          (B) On each Distribution Date after the Distribution Date on which the Current Principal Amounts of (i) the Group 1-2 Subordinate Certificates are reduced to zero (the "Group 1-2 Cross-Over Date"), distributions of principal on the outstanding Group 1 Senior Certificates (other than the Class 1-A-7 and Class 1-X Certificates and Component 1-PO) will be made pro rata among all such Group 1 Senior Certificates, regardless of the allocation, or sequential nature, of principal payments described in priority third above, based upon the then Current Principal Amounts of such Group 1 Senior Certificates

          (C) If, after distributions have been made pursuant to priorities FIRST and SECOND of this Section 6.01(a)(i)(A) on any Distribution Date, the remaining Group 1 Available Funds, are less than the sum of the Group 1 Senior P&I Optimal Principal Amount and the Component 1-PO Principal Distribution Amount for such Distribution Date, such amounts shall be proportionately reduced, and such remaining Group 1 Available Funds will be distributed on the Group 1 Senior Certificates (other than the Class 1-A-7 Certificates and the Class 1-X Certificates) on the basis of such reduced amounts. Notwithstanding any reduction in principal distributable to the Class PO Certificates pursuant to this paragraph, the principal balance of the Component 1-PO shall be reduced not only by principal so distributed but also by the difference between (i) principal distributable to the Class PO Certificates with respect to the Component 1-PO in accordance with clause (b) of priority THIRD above and (ii) principal actually distributed to the Class PO Certificates with respect to Component 1-PO after giving effect to this paragraph (such difference, the "Component 1-PO Cash Shortfall"). The Component 1-PO Cash Shortfall with respect to any Distribution Date will be added to the Component 1-PO Deferred Amount.

          (D) The "Class 1-A-8 Optimal Principal Amount" for any Distribution Date occurring prior to the Distribution Date in July 2003 will equal zero. The Class 1-A-8 Optimal Principal Amount for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth, seventh, eighth and ninth years after the Closing Date, 30%, 40%, 60% and 80%, respectively, of the Class 1-A-8 Pro Rata Optimal Principal Amount for such Distribution Date; and, for any Distribution Date thereafter, 100% of the Class 1-A-8 Pro Rata Optimal Principal Amount for such Distribution Date. Notwithstanding the foregoing, if on any Distribution Date the Current Principal Amount of each Class of Group 1 Senior Certificates (other than the Class 1-A-8 Certificates and the Component 1-PO) has been reduced to zero, the Class 1-A-8 Optimal Principal Amount shall equal the Group 1 Senior P&I Optimal Principal Amount to the extent not distributed on such Distribution Date to other Classes of Group 1 Senior Certificates.

          (E) For any Distribution Date, the "Class 1-A-8 Pro Rata Optimal Principal Amount" shall be an amount equal to the product of (x) the Group 1 Non-PO Optimal Principal Amount for such Distribution Date multiplied by (y) a fraction, the numerator of which is the sum of the Current Principal Amounts of the Class 1-A-8 Certificates immediately prior to such Distribution Date and the denominator of which is the sum of the Non-PO Percentage of the Scheduled Principal Balances of the Group 1 Mortgage Loans as of the beginning of the related Due Period.

          (ii) GROUP 2 SENIOR CERTIFICATES. (A) On each Distribution Date, the Group 2 Available Funds will be distributed in the following order of priority among the Group 2 Senior Certificates except as otherwise noted and subject to the provisions of Section 6.01(a)(iv) and 6.01(c):

         FIRST, to the interest-bearing Classes of Group 2 Senior Certificates, the Accrued Certificate Interest on each such Class for such Distribution Date. As described below, Accrued Certificate Interest on each such Class of Group 2 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among the Group 2 Senior Certificates as provided in Section 6.01(e);

         SECOND, to the interest-bearing Classes of Group 2 Senior Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 2 Available Funds, any shortfall in available amounts being allocated among such Classes in proportion to the amount of such Accrued Certificate Interest remaining undistributed for each such Class for such Distribution Date;

         THIRD, to the Group 2 Senior Certificates (other than the Class 2-A-4 and Class 2-X Certificates) in reduction of the Current Principal Amounts thereof:

                  (a) the Group 2 Senior P&I Optimal Principal Amount, in the following order of priority:

                           first, to the Class R-2 Certificate until its Current Principal Amount has been reduced to zero;

                           second, to the Class 2-A-11 Certificates up to the Class 2-A-11 Optimal Principal Amount for such Distribution Date, until the Current Principal Amount thereof has been reduced to zero;

                           third, sequentially, to Component 2-A-6-I and the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, until their respective Current Principal Amounts have been reduced to their respective Planned Balances (as set forth in Exhibit I hereto) for such Distribution Date;

                           fourth, concurrently to the Class 2-A-5 Certificates and Component 2-A-6-II, PRO RATA, based upon their respective Current Principal Amounts, until their respective Current Principal Amounts have been reduced to their respective Planned Balances (as set forth in Exhibit I hereto) for such Distribution Date;

                           fifth, sequentially, to the to the Class 2-A-7 and, Class 2-A-8 Certificates, in that order, until their respective Current Principal Amounts have been reduced to their respective Planned Balances (as set forth in Exhibit I hereto) for such Distribution Date;

                           sixth, concurrently to the Class 2-A-9 and Class 2-A-10 Certificates, PRO RATA, based upon their respective Current Principal Amounts, until their respective Current Principal Amounts have been reduced to zero;

                           seventh, concurrently to the Class 2-A-5 Certificates and Component 2-A-6-II, PRO RATA, based upon their respective Current Principal Amounts, without regard to their respective Planned Balances, until their respective Current Principal Amounts have been reduced to zero;

                           eighth, sequentially, to the Class 2-A-7
                           Certificates, Class 2-A-8 Certificates, Component 2-A-6-I, Class 2-A-1 Certificates, Class 2-A-2 Certificates and Class 2-A-3 Certificates, in that order, without regard to their respective Planned Balances, until their respective Current Principal Amounts have been reduced to zero; and

                  (b) the Component PO Principal Distribution Amount for the Component 2-PO for such Distribution Date, to the Class PO Certificates, until the Current Principal Amount of Component 2-PO has been reduced to zero;

          FOURTH, the Component 2-PO Deferred Amount for such Distribution Date, to the Class PO Certificates; provided, that (i) on any Distribution Date, distributions pursuant to this priority FOURTH shall not exceed the excess, if any, of (x) the sum of (A) the Group 2 Available Funds remaining after giving effect to distributions pursuant to clauses FIRST through THIRD above and (B) the Group 1 Available Funds remaining after giving effect to distributions pursuant to clauses FIRST through THIRD above and under Section 6.01(a)(i)(A) over (y) the sum of the amount of Accrued Certificate Interest for such Distribution Date and Accrued Certificate Interest remaining undistributed from previous Distribution Dates on all Classes of Group 1-2 Subordinate Certificates then outstanding; (provided that if the amount calculated is in excess of the foregoing, the amount distributable pursuant to this clause FOURTH and the amount distributable under clause FOURTH under Section 6.01(a)(i)(A) above shall be reduced PRO RATA based upon the respective amounts of the Component 1-PO and Component 2-PO Deferred Amounts), (ii) such distributions shall not reduce the Current Principal Amount of the Component 2-PO and (iii) no distribution will be made in respect of the applicable Component PO Deferred Amount after the Group 1-2 Cross-Over Date;

          (B) On each Distribution Date after the Group 1-2 Cross-Over Date distributions of principal on the outstanding Group 2 Senior Certificates (other than the Class 2-A-4 and Class 2-X Certificates and Component 2-PO) will be made pro rata among all such Group 2 Senior Certificates, regardless of the allocation, or sequential nature, of principal payments described in priority THIRD above, based upon the then Current Principal Amounts of such Group 2 Senior Certificates;

          (C) If, after distributions have been made pursuant to priorities FIRST and SECOND of Section 6.01(a)(ii)(A) above on any Distribution Date, the remaining Group 2 Available Funds, are less than the sum of the Group 2 Senior P&I Optimal Principal Amount and the Component 2-PO Principal Distribution Amount for such Distribution Date, such amounts shall be proportionately reduced, and such remaining Group 2 Available Funds will be distributed on the Group 2 Senior Certificates (other than the Class 2-A-4 Certificates and the Class 2-X Certificates) on the basis of such reduced amounts. Notwithstanding any reduction in principal distributable to the Class PO Certificates pursuant to this paragraph, the principal balance of the Component 2-PO shall be reduced not only by principal so distributed but also by the difference between (i) principal distributable to the Class PO Certificates with respect to the Component 2-PO in accordance with clause (b) of priority THIRD above and (ii) principal actually distributed to the Class PO Certificates with respect to Component 2-PO after giving effect to this paragraph (such difference, the "Component 2-PO Cash Shortfall"). The Component 2-PO Cash Shortfall with respect to any Distribution Date will be added to the Component 2-PO Deferred Amount.

          (D) The "Class 2-A-11 Optimal Principal Amount" for any Distribution Date occurring prior to the Distribution Date in July 2003 will equal zero. The Class 2-A-11 Optimal Principal Amount for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth, seventh, eighth and ninth years after the Closing Date, 30%, 40%, 60% and 80%, respectively, of the Class 2-A-11 Pro Rata Optimal Principal Amount for such Distribution Date; and, for any Distribution Date thereafter, 100% of the Class 2-A-11 Pro Rata Optimal Principal Amount for such Distribution Date. Notwithstanding the foregoing, if on any Distribution Date the Current Principal Amount of each Class of Group 2 Senior Certificates (other than the Class 2-A-11 Certificates and the Component 2-PO) has been reduced to zero, the Class 2-A-11 Optimal Principal Amount shall equal the Group 2 Senior P&I Optimal Principal Amount to the extent not distributed on such Distribution Date to other Classes of Group 2 Senior Certificates.

          (E) For any Distribution Date, the "Class 2-A-11 Pro Rata Optimal Principal Amount" shall be an amount equal to the product of (x) the Group 2 Non-PO Optimal Principal Amount for such Distribution Date multiplied by (y) a fraction, the numerator of which is the sum of the Current Principal Amounts of the Class 2-A-11 Certificates immediately prior to such Distribution Date and the denominator of which is the sum of the Non-PO Percentage of the Scheduled Principal Balances of the Group 2 Mortgage Loans as of the beginning of the related Due Period.

          (iii) GROUP 1-2 SUBORDINATE CERTIFICATES. On each Distribution Date, subject to the provisions of Section 6.01(a)(iv) and Section 6.01(c), the Group 1 and Group 2 Available Funds remaining after the distributions described above under Sections 6.01(a)(i) and 6.01(a)(ii) will be distributed among the Group B Subordinate Certificates sequentially, in the following order, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in each case up to an amount equal to and in the following order: (a) the Accrued Certificate Interest thereon for such Distribution Date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates and (c) such Class's Allocable Share for such Distribution Date.

          (iv) Notwithstanding any other provisions of Section 6.01, on each Distribution Date prior to the occurrence of the Group 1-2 Cross-Over Date, but after the reduction of the Current Principal Amount of either the Group 1 Senior Certificates or Group 2 Senior Certificates to zero, the remaining Class or Classes of Group 1 Senior Certificates or Group 2 Senior Certificates, as the case may be, will be entitled to receive in reduction of their Current Principal Amounts, based upon their payment priorities set forth above, in addition to any principal prepayments allocated to such remaining Class or Classes with respect to the related Mortgage Loan Group of such remaining Class or Classes, 100% of the remaining principal prepayments (other than prepayments allocated to a Component of the Class PO Certificates) on any Mortgage Loan in the Mortgage Loan Group relating to the Senior Certificate Group which has been reduced to zero; provided that on such Distribution Date (i) the aggregate Current Principal Amounts of the Group 1-2 Subordinate Certificates is less than 50% of the initial aggregate Current Principal Amounts of such Classes, if such Distribution Date is prior to the Distribution Date occurring in July 2007, or
(ii) the aggregate Current Principal Amounts of the Group 1-2 Subordinate Certificates is less than 25% of the initial aggregate Current Principal Amounts of such Classes if such Distribution Date is on or after the Distribution Date occurring in July 2007. In addition, if on any Distribution Date on which the aggregate Current Principal Amount of any remaining Class or Classes of either the Group 1 Senior Certificates or the Group 2 Senior Certificates would be greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in its related Mortgage Loan Group and any Group 1-2 Subordinate Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, 100% of the principal prepayments otherwise allocable to the Group 1-2 Subordinate Certificates on the Mortgage Loans of the other Mortgage Loan Group will be distributed to such Class or Classes of Group 1 Senior Certificates or Group 2 Senior Certificates, as the case may be, in reduction of the Current Principal Amounts thereof, based upon their payment priorities set forth above, until the aggregate Current Principal Amount of such Class or Classes of Group 1 Senior Certificates or Group 2 Senior Certificates is an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in its related Mortgage Loan Group. Furthermore, if on any Distribution Date on which the aggregate Current Principal Amount of any remaining Class or Classes of either the Group 1 Senior Certificates or the Group 2 Senior Certificates would be greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group and any Group 1-2 Subordinate Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date to the Senior Certificates, an amount up to 6.75% of any excess of the Scheduled Principal Balance of the Mortgage Loans in the other Mortgage Loan Group over the Current Principal Amount of the Certificates in the other Certificate Group will be distributed to such Class or Classes of Group 1 Senior Certificates or Group 2 Senior Certificates, as the case may be, in an amount up to 6.75% of any excess of the Current Principal Amount of such Certificates over the aggregate Scheduled Principal Balance of the Mortgage Loans of the related Mortgage Loan Group.

          (v) GROUP 3 SENIOR CERTIFICATEs. (A) On each Distribution Date, the Group 3 Available Funds will first be subdivided as follows: 44.462593205% (the "Sub-Group 3A Percentage") thereof will constitute "Sub-Group 3A Available Funds" and 55.537406795% (the "Sub-Group 3B Percentage") will constitute "Sub-Group 3B Available Funds."

          (I) SUB-GROUP 3A CERTIFICATES. On each Distribution Date, the Sub-Group 3A Available Funds will be distributed in the following order of priority except as otherwise noted and subject to Section 6.01(c):

         FIRST, to the interest-bearing Classes of Sub-Group 3A Certificates, the Accrued Certificate Interest on each such Class for such Distribution Date. As described below, Accrued Certificate Interest on each such Class of Sub-Group 3A Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among the Sub-Group 3A Certificates as provided in Section 6.01(e);

         SECOND, to the interest-bearing Classes of Sub-Group 3A Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 3 Available Funds allocated to Sub-Group 3A Certificates, any shortfall in available amounts being allocated among such Classes in proportion to the amount of such Accrued Certificate Interest remaining undistributed for each such Class for such Distribution Date;

         THIRD, to the Sub-Group 3A Certificates (other than the Class 3-X Certificates) in reduction of the Current Principal Amounts thereof:

                  (a) the Sub-Group 3A Senior P&I Optimal Principal Amount, in the following order of priority:

                           first, to the Class R-3 Certificate, until its Current Principal Amount has been reduced to zero;

                           second, to the Class 3-A-4 Certificates up to the Class 3-A-4 Optimal Principal Amount for such Distribution Date, until the Current Principal Amount thereof has been reduced to zero;

                           third, concurrently, 76.379211879% to the Class 3-A-1 Certificates and 23.620788121% to the Class 3-A-2 Certificates until the Current Principal Amount of the Class 3-A-1 Certificates has been reduced to $19,451,000;

                           fourth, concurrently, 55.170478925% to the Class 3-A-1 Certificates and 44.829521075% to the Class 3-A-2 Certificates until the Current Principal Amount of the Class 3-A-1 Certificates has been reduced to $2,736,000;

                           fifth, to the Class 3-A-1 and Class 3-A-2
                           Certificates, PRO RATA, based upon their Current Principal Amounts, until their respective Current Principal Amounts have been reduced to zero; and

                           sixth, to the Class 3-A-3 Certificates, until the Current Principal Amount thereof has been reduced to zero;

                  (b) the Component PO Principal Distribution Amount for the Component 3-PO for such Distribution Date, to the Class PO Certificates, until the Current Principal Amount of the Component 3-PO has been reduced to zero; and

         FOURTH, the Component 3-PO Deferred Amount for such Distribution Date, to the Class PO Certificates; provided, that (i) on any Distribution Date, distributions pursuant to this priority FOURTH shall not exceed the excess, if any, of (x) the Sub-Group 3A Available Funds remaining after giving effect to distributions pursuant to clauses FIRST through THIRD above over (y) the Sub-Group 3A Percentage of the sum of the amount of Accrued Certificate Interest for such Distribution Date and Accrued Certificate Interest remaining undistributed from previous Distribution Dates on all Classes of Group 3 Subordinate Certificates then outstanding, (ii) such distributions shall not reduce the Current Principal Amount of the Component 3-PO and (iii) no distribution will be made in respect of the Component 3-PO Deferred Amount after the Group 3 Cross-Over Date.

          (II) SUB-GROUP 3B CERTIFICATES. On each Distribution Date, the Sub-Group 3B Available Funds will be distributed in the following order of priority except as otherwise noted and subject to Section 6.01(c):

         FIRST, to the Class 3-A-5 Certificates, the Accrued Certificate Interest on such Class for such Distribution Date. As described below, Accrued Certificate Interest on such Class 3-A-5 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated to the Class 3-A-5 Certificates as provided in Section 6.01(e); and

         SECOND, to the Class 3-A-5 Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Sub-Group 3B Available Funds, and

         THIRD, the Sub-Group 3B Senior P&I Optimal Principal Amount to the Class 3-A-5 Certificates, until the Current Principal Amount thereof has been reduced zero.

          (B) On each Distribution Date after the Distribution Date on which the Current Principal Amounts of (i) the Group 3 Subordinate Certificates are reduced to zero (the "Group 3 Cross-Over Date"), distributions of principal on the outstanding Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 will be made pro rata regardless of the allocation, or sequential nature, of principal payments described in priority THIRD under Section 6.01(a)(v)(A)(I), based upon the then Current Principal Amounts of such Certificates.

          (C) If, after distributions have been made pursuant to priorities FIRST and SECOND under Section 6.01(a)(v)(A)(I) above on any Distribution Date, remaining Sub-Group 3A Available Funds, are less than the sum of the Sub-Group 3A Senior P&I Optimal Principal Amount and the Component 3-PO Principal Distribution Amount for such Distribution Date, such amounts shall be proportionately reduced, and such remaining Sub-Group 3A Available Funds will be distributed on the Sub-Group 3A Certificates (other than the Class 3-X Certificates), on the basis of such reduced amounts. Notwithstanding any reduction in principal distributable to the Class PO Certificates pursuant to this paragraph, the principal balance of the Component 3-PO shall be reduced not only by principal so distributed but also by the difference between (i) principal distributable to the Class PO Certificates with respect to the Component 3-PO in accordance with clause (b) of priority THIRD under Section 6.01(a)(v)(A)(I) above and (ii) principal actually distributed to the Class PO Certificates with respect to the Component 3-PO after giving effect to this paragraph (such difference, the "Component 3-PO Cash Shortfall"). The Component 3-PO Cash Shortfall with respect to any Distribution Date will be added to the Component 3-PO Deferred Amount.

          (D) The "Class 3-A-4 Optimal Principal Amount" for any Distribution Date occurring prior to the Distribution Date in July 2003, (a) with respect to subclause (i) of the definition of "Sub-Group 3A Non-PO Optimal Principal Amount" will equal 100% of the Class 3-A-4 Pro Rata Optimal Principal Amount and
(b) with respect to subclause (ii) of the definition of "Sub-Group 3A Non-PO Optimal Principal Amount" will equal zero. The Class 3-A-4 Optimal Principal Amount for any Distribution Date occurring after the first five years following the Closing Date, with respect to subclause (i) of the definition of "Sub-Group 3A Non-PO Optimal Principal Amount" will equal 100% of the Class 3-A-4 Pro Rata Optimal Principal Amount and, with respect to subclause (ii) of the definition of "Sub-Group 3A Non-PO Optimal Principal Amount" will be as follows: for any Distribution Date during the sixth, seventh, eighth and ninth years after the Closing Date, 30%, 40%, 60% and 80%, respectively, of the Class 3-A-4 Pro Rata Optimal Principal Amount for such Distribution Date; and, for any Distribution Date thereafter, 100% of the Class 3-A-4 Pro Rata Optimal Principal Amount for such Distribution Date. Notwithstanding the foregoing, if on any Distribution Date the Current Principal Amount of each Class of Sub-Group 3A Certificates (other than the Class 3-A-4 Certificates and the Component 3-PO) has been reduced to zero, the Class 3-A-4 Optimal Principal Amount shall equal the Sub-Group 3A Senior P&I Optimal Principal Amount to the extent not distributed on such Distribution Date to other Classes of Sub-Group 3A Certificates.

          (E) For any Distribution Date, the "Class 3-A-4 Pro Rata Optimal Principal Amount" shall be an amount equal to the product of (x) the Sub-Group 3A Non-PO Optimal Principal Amount for such Distribution Date multiplied by (y) a fraction, the numerator of which is the sum of the Current Principal Amounts of the Class 3-A-4 Certificates immediately prior to such Distribution Date and the denominator of which is the Non-PO Percentages of the Scheduled Principal Balances of the Group 3 Mortgage Loans as of the beginning of the related Due Period multiplied by the Sub-Group 3A Percentage.

          (vi) GROUP 3 SUBORDINATE CERTIFICATES. On each Distribution Date, subject to the provisions of Section 6.01(c), the sum of the Group 3 Available Funds remaining after the distributions described above to the Sub-Group 3A Certificates and Sub-Group 3B Certificates will be distributed among the Group 3 Subordinate Certificates sequentially, in the following order, to the Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates, in each case up to an amount equal to and in the following order:
(a) the Accrued Certificate Interest thereon for such Distribution Date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates and (c) such Class's Allocable Share for such Distribution Date.

          (vii) GROUP 4 CERTIFICATEs. (A) On each Distribution Date, the Group 4 Available Funds will be distributed in the following order of priority among the Group 4 Certificates except as otherwise noted and subject to the provisions of
Section 6.01(c):

         FIRST, to the interest-bearing Classes of Group 4 Senior Certificates, the Accrued Certificate Interest on each such Class for such Distribution Date. As described below, Accrued Certificate Interest on each such Class of Group 4 Certificates is subject to reduction in the event of certain Net Interest Shortfalls allocable thereto. Any Net Interest Shortfalls shall be allocated among the Group 4 Senior Certificates as provided in Section 6.01(e);

         SECOND, to the interest-bearing Classes of Group 4 Senior Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 4 Available Funds, any shortfall in available amounts being allocated among such Classes in proportion to the amount of such Accrued Certificate Interest remaining undistributed for each such Class for such Distribution Date;

         THIRD, to the Group 4 Senior Certificates (other than the Class 4-X Certificates) in reduction of the Current Principal Amounts thereof:

                  (a) the Group 4 Senior P&I Optimal Principal Amount, sequentially to the Class R-4, Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates, in that order, until their respective Current Principal Amounts have been reduced to zero; and

                  (b) the Component 4-PO Principal Distribution Amount for the Component 4-PO for such Distribution Date, to the Class PO Certificates, until the Current Principal Amount of the Component 4-PO has been reduced to zero;

         FOURTH, the Component 4-PO Deferred Amount for such Distribution Date, to the Class PO Certificates; provided, that (i) on any Distribution Date, distributions pursuant to this priority FOURTH shall not exceed the excess, if any, of (x) the Group 4 Available Funds remaining after giving effect to distributions pursuant to clauses FIRST through THIRD above over (y) the sum of the amount of Accrued Certificate Interest for such Distribution Date and Accrued Certificate Interest remaining undistributed from previous Distribution Dates on all Classes of Group 4 Subordinate Certificates then outstanding, (ii) such distributions shall not reduce the Current Principal Amount of the Component 4-PO and
         (iii) no distribution will be made in respect of the Component 4-PO Deferred Amount after the Group 4 Cross-Over Date; and

         FIFTH, sequentially, in the following order, to the Class 4-B-1, Class 4-B-2, Class 4-B-3, Class 4-B-4, Class 4-B-5 and Class 4-B-6 Certificates, in each case up to an amount equal to and in the following order: (a) the Accrued Certificate Interest thereon for such Distribution Date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates and (c) such Class's Allocable Share for such Distribution Date.

          (B) On each Distribution Date after the Distribution Date on which the Current Principal Amounts of (i) the Group 4 Subordinate Certificates are reduced to zero (the "Group 4 Cross-Over Date"), distributions of principal on the outstanding Group 4 Senior Certificates (other than the Class 4-X Certificates and the Component 4-PO) will be made pro rata among all such Group 4 Certificates, regardless of the allocation, or sequential nature, of principal payments described in priority THIRD under Section 6.01(a)(vii)(A) above, based upon the then Current Principal Amounts of such Group 4 Senior Certificates.

          (C) If, after distributions have been made pursuant to priorities FIRST and SECOND under Section 6.01(a)(vii)(A) above on any Distribution Date, remaining Group 4 Available Funds, are less than the sum of the Group 4 Senior P&I Optimal Principal Amount and the Component 4-PO Principal Distribution Amount for such Distribution Date, such amounts shall be proportionately reduced, and such remaining Group 4 Available Funds will be distributed on the Group 4 Senior Certificates (other than the Class 4-X Certificates), on the basis of such reduced amounts. Notwithstanding any reduction in principal distributable to the Class PO Certificates pursuant to this paragraph, the principal balance of the Component 4-PO shall be reduced not only by principal so distributed but also by the difference between (i) principal distributable to the Class PO Certificates with respect to the Component 4-PO in accordance with clause (b) of priority THIRD under Section 6.01(a)(vii)(A) above and (ii) principal actually distributed to the Class PO Certificates with respect to the Component 4-PO after giving effect to this paragraph (such difference, the "Component 4-PO Cash Shortfall"). The Component 4-PO Cash Shortfall with respect to any Distribution Date will be added to the Component 4-PO Deferred Amount.

          (b) "Pro rata" distributions among Classes of Certificates will be made in proportion to the then Current Principal Amount of such Classes.

          (c) On each Distribution Date, any Available Funds for Mortgage Loan Group 1, Mortgage Loan Group 2, Mortgage Loan Group 3 and Mortgage Loan Group 4 remaining after payment of interest and principal as described above with respect to the Certificates of the related Certificate Group or Groups will be distributed to the Class R-6 Certificates; provided that if on any Distribution Date the Group Available Funds for any Certificate Group are insufficient to pay the entire amount required to be paid to such Certificate Group on such Distribution Date, the amount payable to the Class R-6 Certificate pursuant to this sub-clause (c) shall instead be paid to the related Certificate Groups, pro rata based upon such shortfalls.

          (d) No Accrued Certificate Interest will be payable with respect to any Class of Certificates after the Distribution Date on which the Current Principal Amount or Notional Amount of such Certificate has been reduced to zero.

          (e) If on any Distribution Date the applicable Available Funds for the Senior Certificates or Components of a Certificate Group (or in the case of Certificate Group 3, Sub-Group 3A or Sub-Group 3B, as applicable) is less than the Accrued Certificate Interest on such Senior Certificates or Components for such Distribution Date prior to reduction for Net Interest Shortfall and the interest portion of Realized Losses, the shortfall will be allocated among the holders of each Class of interest-bearing Senior Certificates or Components in such Certificate Group or Sub-Group in proportion to the respective amounts of Accrued Certificate Interest that would have been allocated thereto in the absence of such Net Interest Shortfall and/or Realized Losses for such Distribution Date. In addition, the amount of any interest shortfalls with respect to the related Mortgage Loan Group that are covered by subordination will constitute unpaid Accrued Certificate Interest and will be distributable to holders of the Certificates of the related Classes or Components entitled to such amounts on subsequent Distribution Dates, to the extent of the applicable Available Funds after current interest distributions as required herein. Any such amounts so carried forward will not bear interest. Shortfalls in interest payments will not be offset by a reduction in the servicing compensation of the Sub-Servicers or otherwise, except to the extent of applicable Compensating Interest Payments.

          (f) On each Distribution Date, the funds available for distribution shall be allocated to distributions on each of the REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V Regular Interests in an amount sufficient to make the distributions on the corresponding Certificates on such Distribution Date in accordance with the provisions of subsection (a) of this Section 6.01 and
Section 5.01, unless specifically provided otherwise in this Agreement.

          (g) The expenses and fees of the Trust shall be paid by each of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V and REMIC VI respectively, to the extent that such expenses relate to the assets for each of such respective Series REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of REMIC I, REMIC II, REMIC III and REMIC IV.

          Section 6.02. [Reserved]

          Section 6.03. ALLOCATION OF LOSSES. (a) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan in each Mortgage Loan Group that occurred during the immediately preceding calendar month. The Master Servicer's determination of any Realized Losses shall be based solely upon the information provided by the Sub-Servicers. The Trustee shall then with respect to each such Mortgage Loan in each Mortgage Loan Group allocate Realized Losses on a pro rata basis between the PO Percentage of the Scheduled Principal Balance of a Mortgage Loan which suffered a Realized Loss and the Non-PO Percentage of the Scheduled Principal Balance of such Mortgage Loan.

          (b) (A) With respect to any Determination Date, with respect to Group 1 Certificates, the principal portion of each Realized Loss on a Group 1 Mortgage Loan (other than any Excess Bankruptcy Loss, Excess Special Hazard Loss and Excess Fraud Loss) shall be allocated as follows:

                           (i) The applicable PO Percentage of any such Realized Loss shall be allocated to the Component 1-PO; and

                           (ii) The applicable Non-PO Percentage of any such Realized Loss shall be allocated as follows:

                   first, to the Class B-6 Certificates until the current Principal Amount thereof has been reduced to zero;

                   second, to the Class B-5 Certificates until the Current Principal Amount thereof has been reduced to zero;

                   third, to the Class B-4 Certificates until the Current Principal Amount thereof has been reduced to zero;

                   fourth, to the Class B-3 Certificates until the Current Principal Amount thereof has been reduced to zero;

                   fifth, to the Class B-2 Certificates until the Current Principal Amount thereof has been reduced to zero;

                   sixth, to the Class B-1 Certificates until the Current Principal amount thereof has been reduced to zero;

                                    seventh, to the Classes of Group 1 Senior
         Certificates (other than the Class 1-A-7, Class 1-X Certificates and Component 1-PO), pro rata, in accordance with their Current Principal Amounts;

          (B) With respect to any Determination Date, with respect to Group 2 Certificates, the principal portion of each Realized Loss on a Group 2 Mortgage Loan (other than any Excess Bankruptcy Loss, Excess Special Hazard Loss and Excess Fraud Loss) shall be allocated as follows:

                           (i) The applicable PO Percentage of any such Realized Loss shall be allocated to the Component 2-PO; and

                           (ii) The applicable Non-PO Percentage of any such Realized Loss shall be allocated as follows:

                   first, to the Class B-6 Certificates until the current Principal Amount thereof has been reduced to zero;

                   second, to the Class B-5 Certificates until the Current Principal Amount thereof has been reduced to zero;

                   third, to the Class B-4 Certificates until the Current Principal Amount thereof has been reduced to zero;

                   fourth, to the Class B-3 Certificates until the Current Principal Amount thereof has been reduced to zero;

                   fifth, to the Class B-2 Certificates until the Current Principal Amount thereof has been reduced to zero;

                   sixth, to the Class B-1 Certificates until the Current Principal amount thereof has been reduced to zero;

                  seventh, to the Classes of Group 2 Senior
         Certificates (other than the Class 2-A-4, Class 2-X Certificates and Component 2-PO), pro rata, in accordance with their Current Principal Amounts;

          (C) With respect to any Determination Date, with respect to Group 3 Certificates, the principal portion of each Realized Loss on a Group 3 Mortgage Loan (other than any Excess Bankruptcy Loss, Excess Special Hazard Loss and Excess Fraud Loss) shall be allocated as follows:

                           (i) The applicable PO Percentage of any such Realized Loss shall be allocated to the Component 3-PO; and

                           (ii) The applicable Non-PO Percentage of any such Realized Loss shall be allocated as follows:

                  first, to the Class 3-B-6 Certificates until the current Principal Amount thereof has been reduced to zero;

                  second, to the Class 3-B-5 Certificates
         until the Current Principal Amount thereof has been reduced to zero;

                  third, to the Class 3-B-4 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  fourth, to the Class 3-B-3 Certificates
         until the Current Principal Amount thereof has been reduced to zero;

                  fifth, to the Class 3-B-2 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  sixth, to the Class 3-B-1 Certificates until the Current Principal amount thereof has been reduced to zero;

                  seventh, to the Classes of Group 3 Senior
         Certificates (other than the 3-X Certificates and Component 3-PO), pro rata, in accordance with their Current Principal Amounts;

          (D) With respect to any Determination Date, with respect to Group 4 Certificates, the principal portion of each Realized Loss on a Group 4 Mortgage Loan (other than any Excess Bankruptcy Loss, Excess Special Hazard Loss and Excess Fraud Loss) shall be allocated as follows:

                           (i) The applicable PO Percentage of any such Realized Loss shall be allocated to the Component 4-PO; and

                           (ii) The applicable Non-PO Percentage of any such Realized Loss shall be allocated as follows:

                  first, to the Class 4-B-6 Certificates until the current Principal Amount thereof has been reduced to zero;

                  second, to the Class 4-B-5 Certificates
         until the Current Principal Amount thereof has been reduced to zero;

                  third, to the Class 4-B-4 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  fourth, to the Class 4-B-3 Certificates
         until the Current Principal Amount thereof has been reduced to zero;

                  fifth, to the Class 4-B-2 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  sixth, to the Class 4-B-1 Certificates until the Current Principal amount thereof has been reduced to zero;

                  seventh, to the Classes of Group 4 Senior
         Certificates (other than the Class 4-X Certificates and Component 4-PO), pro rata, in accordance with their Current Principal Amounts; and

          (E) With respect to any Distribution Date, the principal portion of any Excess Loss related to a Mortgage Loan Group shall be allocated as follows:

                   (i) with respect to each Group of Mortgage
         Loans, the applicable PO Percentage of any such Excess Loss shall be allocated to the related Component of the Class PO Certificates; and

                   (ii) with respect to each Group of Mortgage
         Loans, the applicable Non-PO Percentage of any such Excess Loss shall be allocated among all Classes of Certificates of the related Certificate Group (other than the Notional Amount Certificates and Class PO Certificates), pro rata, based on the respective Current Principal Amounts thereof.

          (F) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to (A) any Class of Group 1 or Group 2 Certificates to the extent that such allocation would result in the reduction of the aggregate Current Principal Amounts of all the Group 1 and Group 2 Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of all of the Group 1 and Group 2 Mortgage Loans as of the first day of the month of such Distribution Date (such limitation, the "Group 1-2 Loss Allocation Limitation"), (B) a Class of Group 3 Certificates to the extent that such allocation would result in the reduction of the aggregate Current Principal Amounts of all the Group 3 Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the first day of the month of such Distribution Date (such limitation, the "Group 3 Loss Allocation Limitation") and (C) a Class of Group 4 Certificates to the extent that such allocation would result in the reduction of the aggregate Current Principal Amounts of all the Group 4 Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the first day of the month of such Distribution Date (such limitation, the "Group 4 Loss Allocation Limitation").

          (c) Any Realized Losses allocated to a Class of Certificates pursuant to Subsection 6.03(b) shall be allocated among the Certificates of such Class in proportion to their respective Current Principal Amounts. Any allocation of Realized Losses pursuant to this Subsection 6.03(c) shall be accomplished by reducing the Current Principal Amount of the related Certificates on the related Distribution Date in accordance with Subsection 6.03(d).

          (d) Realized Losses allocated in accordance with this Section 6.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Component 1-PO, Component 2-PO, Component 3-PO and Component 4-PO on any Distribution Date through the related Cross-Over Date will be taken into account in determining distributions in respect of the Component 1-PO Deferred Amount, Component 2-PO Deferred Amount, Component 3-PO Deferred Amount and Component 4-PO Deferred Amount, respectively, for such Distribution Date.

          (e) On each Distribution Date, the Master Servicer shall determine the Group 1-2 Subordinate Certificate Writedown Amount, Group 3 Subordinate Certificate Writedown Amount and Group 4 Subordinate Certificate Writedown Amount, respectively, if any. Any such Group 1-2 Subordinate Certificate Writedown Amount, Group 3 Subordinate Certificate Writedown Amount or Group 4 Subordinate Certificate Writedown Amount, respectively, shall effect a corresponding reduction in the Current Principal Amount of (i) if prior to the Group 1-2 Cross-Over Date, Group 3 Cross-Over Date or Group 4 Cross-Over Date, as applicable, the Current Principal Amounts of the Group 1-2 Subordinate Certificates, the Group 3 Subordinate Certificates and the Group 4 Subordinate Certificates, respectively, in the reverse order of their numerical Class designations and (ii) from and after the Group 1-2 Cross-Over Date, Group 3 Cross-Over Date or Group 4 Cross-Over Date, as applicable, the Group 1 Senior Certificates (with respect to Realized Losses in Mortgage Loan Group 1), the Group 2 Senior Certificates (with respect to Realized Losses in Mortgage Loan Group 2), the Group 3 Senior Certificates (with respect to Realized Losses in Mortgage Loan Group 3) and the Group 4 Senior Certificates (with respect to Realized Losses in Mortgage Loan Group 4), pro rata based on their respective Current Principal Amounts, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

          (f) On each Distribution Date, on or prior to the Group 1-2 Cross-Over Date, Group 3 Cross-Over Date and Group 4 Cross-Over Date, as applicable, the Master Servicer shall determine the Component PO Deferred Payment Writedown Amount, with respect to each of Component 1-PO, Component 2-PO, Component 3-PO and Component 4-PO, if any. Any such Component PO Deferred Payment Writedown Amount with respect to Component 1-PO, Component 2-PO, Component 3-PO and Component 4-PO shall effect a corresponding reduction in the Current Principal Amount of the Group 1-2 Subordinate Certificates, Group 3 Subordinate Certificates or Group 4 Subordinate Certificate, respectively, in the reverse order of their numerical Class designations.

          (g) The interest portion of any Realized Losses on Group 1 Mortgage Loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans and Group 4 Mortgage Loans occurring on or prior to the Group 1-2 Cross-Over Date (with respect to Group 1 and Group 2 Mortgage Loans), the Group 3 Cross-Over Date (with respect to Group 3 Mortgage Loans) or the Group 4 Cross-Over Date (with respect to Group 4 Mortgage Loans), will not be allocated among any Certificates, but will reduce the amount of Group 1 Available Funds, Group 2 Available Funds, Group 3 Available Funds and Group 4 Available Funds, respectively, on the related Distribution Date. As a result of the subordination of each Group of Subordinate Certificates in right of distribution, such Realized Losses will be borne first by the Group 1-2 Subordinate Certificates (with respect to Group 1 and Group 2 Mortgage Loans), Group 3 Subordinate Certificates (with respect to Group 3 Mortgage Loans) and Group 4 Subordinate Certificates (with respect to Group 4 Mortgage Loans), respectively, in inverse order of their numerical Class designations.

          Section 6.04. [Reserved]

          Section 6.05. PAYMENTS. (a) No later than three Business Days prior to the Distribution Date, the Master Servicer shall provide to the Trustee in such format as is mutually agreed on by the Trustee and the Master Servicer, which may be based upon any information that the Master Servicer has received from the Sub-Servicers, and required to enable the Trustee to make, or cause its agent to make, distributions on the Certificates and shall deliver to the Trustee the statement to Certificateholders required by Section 6.06.

          (b) On each Distribution Date, other than the final Distribution Date, the Trustee shall distribute to each Certificateholder of record on the directly preceding Record Date the Certificateholder's PRO RATA share of its Class (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class. The Master Servicer shall calculate the amount to be distributed to each Class and, based on such amounts, the Trustee shall determine the amount to be distributed to each Certificateholder.

          (c) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Trustee on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder holding Certificates representing an initial aggregate Current Principal Amount or Notional Amount of not less than $1,000,000 by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; PROVIDED, HOWEVER, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final payment.

          Section 6.06. STATEMENTS TO CERTIFICATEHOLDERS. (a) Concurrently with each distribution to Certificateholders, the Master Servicer shall prepare and deliver to the Trustee, and the Trustee shall forward by first-class mail to each Certificateholder, with a copy to the Seller and the Rating Agencies, a statement setting forth the following information, expressed with respect to clauses (i) through (vi) in the aggregate and as a Fractional Undivided Interest representing an initial Current Principal Amount of $1,000, or in the case of each Class of Notional Amount Certificates, a Notional Amount of $1000, or in the case of the Residual Certificates, an initial Current Principal Amount of $50:

                  (i) the Current Principal Amount (or Notional Amount in the case of Notional Amount Certificates) of each Class of Certificates immediately prior to such Distribution Date;

                  (ii) the amount of the distribution allocable to principal on each applicable Class of Certificates;

                  (iii) the aggregate amount of interest accrued at the related Pass-Through Rate with respect to each Class of interest-bearing Certificates during the related Interest Accrual Period;

                  (iv) the Net Interest Shortfall and any other adjustments to interest at the related Pass-Through Rate necessary to account for any difference between interest accrued and aggregate interest distributed with respect to each Class of interest-bearing Certificates;

                  (v) the amount of the distribution allocable to interest on each Class of interest-bearing Certificates;

                  (vi) the Pass-Through Rates for each Class of interest-bearing Certificates with respect to such Distribution Date;

                  (vii) the Current Principal Amount (or Notional Amount in the case of the Notional Amount Certificates) of each Class of Certificates after such Distribution Date;

                  (viii) the amount of any Monthly Advances, Compensating Interest Payments and outstanding unreimbursed advances by the Sub-Servicers or the Master Servicer included in such distribution separately stated for each
         Mortgage Loan Group;

                  (ix) the amount of any Realized Losses (listed separately for each Mortgage Loan Group) during the related Prepayment Period and cumulatively since the Cut-off Date and the amount and source (separately identified) of any distribution in respect thereof included in such distribution;

                  (x) the amount of Scheduled Principal and Principal Prepayments, (including but separately identifying the principal amount of principal prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with substitutions of Mortgage Loans and Net Liquidation Proceeds) with respect to each Mortgage Loan Group and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period and cumulatively since the Cut-off Date with respect to each Mortgage Loan Group;

                  (xi) the number of Mortgage Loans (excluding REO Property) in each Mortgage Loan Group remaining in the Trust Fund as of the end of the related Due Period;

                  (xii) information for each Mortgage Loan Group regarding any Mortgage Loan delinquencies as of the end of the related Due Period, including the aggregate number, aggregate Outstanding Principal Balance and aggregate Scheduled Principal Balance of Mortgage Loans delinquent one month, two months and three months or more;

                  (xiii) for each Mortgage Loan Group, the number of Mortgage Loans in the foreclosure process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

                  (xiv) for each Mortgage Loan Group, the number and aggregate Outstanding Principal Balance of all Mortgage Loans as to which the Mortgaged Property was REO Property as of the end of the related Due Period;

                  (xv) the book value (the sum of (A) the Outstanding Principal Balance of the Mortgage Loan, (B) accrued interest through the date of foreclosure and (C) foreclosure expenses) of any REO Property in each Mortgage Loan Group; PROVIDED THAT, in the event that such information is not available to the Master Servicer and the Trustee on the Distribution Date, such information shall be furnished promptly after it becomes available;

                  (xvi) the amount of Realized Losses allocated to each Class of Certificates since the prior Distribution Date and in the aggregate for all prior Distribution Dates; and

                  (xvii) the then applicable Senior Percentage, Senior Prepayment Percentage, Subordinate Percentage and Subordinate Prepayment Percentage for each Certificate Group (or Sub-Group with respect to Group 3 Senior Certificates).

          The information set forth above shall be calculated, or reported, as the case may be, by the Master Servicer, upon which the Trustee may conclusively rely. The information furnished by the Master Servicer shall be sufficient for the Trustee to calculate any payments or statements it is required to make.

          (b) By April 30 of each year beginning in 1999, the Trustee will furnish a report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and (a)(v) above with respect to the Certificates, plus information with respect to the amount of servicing compensation and such other customary information as the Master Servicer may determine to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to the requirements of the Code.

          The Master Servicer shall supply to the Trustee in a timely manner the information required for the reports described above.

          Section 6.07. [Reserved].

          Section 6.08. MONTHLY ADVANCES. If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act, the applicable Sub-Servicing Agreement will require the Sub-Servicer to deposit in the Master Servicer Collection Account on the applicable Sub-Servicer Remittance Date an amount equal to such deficiency, net of the related Sub-Servicing Fee, except to the extent the applicable Sub-Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such Monthly Advance was made. On each Distribution Date, to the extent that any Sub-Servicer fails to make a Monthly Advance required by the applicable Sub-Servicing Agreement, the Master Servicer will be obligated to make such Monthly Advance, except to the extent the Master Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or from future payments on the Mortgage Loan for which the advance was made. Any amount used as a Certificate Account Advance shall be replaced by the related Sub-Servicer by deposit in the appropriate sub-account of the Certificate Account on or before any future date on which and to the extent that funds in the appropriate sub-account of the Certificate Account on such date are less than the amount required to be transferred to such sub-account of the Certificate Account. If applicable, on the Business Day preceding each Distribution Date, the Master Servicer shall present an Officer's Certificate to the Trustee (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable.

          Section 6.09. COMPENSATING INTEREST PAYMENTS. Each Sub-Servicer shall deposit in the Master Servicer Collection Account not later than the applicable Sub-Servicer Remittance Date immediately preceding the related Distribution Date an amount equal to the lesser of (i) the aggregate amounts determined pursuant to subclauses (a) and (b) of the definition of Interest Shortfall as calculated with respect to Mortgage Loans sub-serviced by such Sub-Servicer for the related Distribution Date and (ii) the applicable Sub-Servicing Fee for such Distribution Date (such amount, the "Compensating Interest Payment"). One Business Day prior to each Distribution Date, the Master Servicer shall deposit in the Certificate Account the sum of (i) all Compensating Interest Payments received from the Sub-Servicers for such Distribution Date and (ii) Compensating Interest Payments required to be made by a Sub-Servicer but not made by such Distribution Date (provided that the amount determined pursuant to (ii) shall not exceed the Master Servicer Compensation for such Distribution Date). Neither the Master Servicer nor any Sub-Servicer shall be entitled to any reimbursement of any Compensating Interest Payment.

          Section 6.10. REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY. Each year the Master Servicer shall cause the Sub-Servicers to report or cause to be reported to the Internal Revenue Service foreclosures and abandonments of any Mortgaged Property as required by Section 6050J of the Code.

                                   ARTICLE VII

                               The Master Servicer

          Section 7.01. LIABILITIES OF THE MASTER SERVICER. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein. The parties agree that the Master Servicer shall master service the Mortgage Loans in accordance with the terms of this Agreement. In that regard, the Master Servicer shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans by each Sub-Servicer pursuant to the terms of its Sub-Servicing Agreement, in accordance with this Agreement and applicable laws and regulations and giving due consideration to customary and usual standards of practice of prudent mortgage lenders and master servicers. In addition, the Master Servicer shall
(i) oversee and consult with each Sub-Servicer as appropriate from time to time to fulfill the Master Servicer's obligations hereunder, (ii) receive, review and evaluate all reports, information and other data and documents provided to the Master Servicer by each Sub-Servicer and (iii) otherwise exercise its best efforts, as more fully set forth herein, to cause each Sub-Servicer to perform and observe the covenants, obligations and conditions required to be performed under its Sub-Servicing Agreement.

          Section 7.02. MERGER OR CONSOLIDATION OF THE MASTER SERVICER.

          (a) [Reserved].

          (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 7.03. INDEMNIFICATION OF THE TRUSTEE. The Trust shall indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than (i) any loss, liability or expense related to such Indemnified Person's failure to perform such Indemnified Person's duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Indemnified Person's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. In addition, the Master Servicer shall indemnify the Indemnified Persons for, and hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim, but only to the extent any such loss, liability or expense results solely from the Master Servicer's failure to perform its duties in strict compliance with this Agreement. This indemnity shall survive the resignation or removal of the Trustee and the termination of this Agreement.

          Section 7.04. LIMITATION ON LIABILITY OF THE MASTER SERVICER AND OTHERS. (a) Neither the Master Servicer, any Sub-Servicer nor any of their directors, officers, employees or agents shall be under any liability to the Indemnified Persons, the Seller, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect either Master Servicer, any Sub-Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

          (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder.

          (c) The Master Servicer and each Sub-Servicer and any director, officer, employee or agent of the Master Servicer or any Sub-Servicer shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense incurred in connection with any legal proceedings relating to this Agreement or the Certificates (including reasonable legal fees and disbursements of counsel), other than (i) any loss, liability or expense related to its failure to perform its duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Person's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

          (d) Neither the Master Servicer nor any Sub-Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, the Master Servicer and any Sub-Servicer may in its discretion, with the consent of the Trustee, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer and any Sub-Servicer shall be entitled to be reimbursed therefor out of the related Protected Account or the Certificate Account as provided by Subsection 4.03(a). Any such indemnification or reimbursement to the Master Servicer and the Sub-Servicers which is not specifically related to a Mortgage Loan Group shall be charged against the sub-accounts of the Certificate Account PRO RATA based upon the respective outstanding principal amounts of the Mortgage Loans in each of the Mortgage Loan Groups. Nothing in this Subsection 7.04(d) shall affect the Master Servicer's obligation to supervise the servicing and administration of the Mortgage Loans pursuant to Subsection 3.01(a).

          (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

          Section 7.05. MASTER SERVICER NOT TO RESIGN. Except as provided in
Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with
Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

          Section 7.06. [Reserved]

          Section 7.07. SALE AND ASSIGNMENT OF MASTER SERVICING. The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement; PROVIDED, HOWEVER, that: (i) the purchaser or transferee accepting such assignment and delegation
(a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause
(ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                  ARTICLE VIII

                                     Default

          Section 8.01. EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) The Master Servicer fails to cause to be deposited in the Certificate Account any amount so required to be deposited pursuant to this Agreement, and such failure continues unremedied for a period of two Business Days after the date such deposit was required to be made; or

                  (ii) The Master Servicer fails to observe or perform in any material respect any other covenants and agreements set forth in the Certificates or this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

                  (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                  (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

                  (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07.

In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee if given by such Certificateholders), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, REO Property or under any other related agreements, including the Sub-Servicing Agreements (but only to the extent that such other agreements relate to the Mortgage Loans or REO Property) shall, subject to Section 8.02, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust; (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties thereunder; and (iii) the rights and obligations of the Master Servicer under the Sub-Servicing Agreements with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or REO Property, that portion of such payments which it would have received as reimbursement pursuant to Section 3.14 if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination nor the right of the Master Servicer to its accrued fees and expenses.

          Section 8.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section
8.01 or an Opinion of Independent Counsel pursuant to Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; PROVIDED, HOWEVER, that the Trustee (i) shall be under no obligation to purchase any Mortgage Loan pursuant to Section 10.01; and
(ii) shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of receipt by the Master Servicer of such notice or by the Trustee of such Opinion of Independent Counsel. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to such Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Trustee under this Subsection 8.02(a), and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          (b) If the Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of
Article IX shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of Article VII, however, shall apply to it in its capacity as successor master servicer.

          Section 8.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

          Section 8.04. WAIVER OF DEFAULTS. The Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default known to the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Trustee. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Certificates. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

          Section 8.05. LIST OF CERTIFICATEHOLDERS. Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

                                   ARTICLE IX

                             Concerning the Trustee

          Section 9.01. DUTIES OF TRUSTEE. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

          (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, the Trustee shall examine them to determine whether they are in the form required by this Agreement; PROVIDED, HOWEVER, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer hereunder; PROVIDED, FURTHER, that the Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

          (c) The Trustee shall make monthly distributions and the final distribution to the Certificateholders as provided in Sections 6.01 and 10.01 herein.

          (d) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; PROVIDED, HOWEVER, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or other power conferred upon the Trustee, under this Agreement; and

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

          (e) All funds received by the Trustee and required to be deposited in the Certificate Account and the Custody Account pursuant to this Agreement will be promptly so deposited by the Trustee. The Trustee shall not be liable for interest or other compensation on uninvested funds held under this Agreement.

          (f) Except for those actions that the Trustee is required to take hereunder, the Trustee shall have no obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

          Section 9.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 9.01:

                  (i) The Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to Section 8.02(b), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

                  (iv) The Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement. The Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; PROVIDED, HOWEVER, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files other than the Custodian or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld and provided further that the Master Servicer hereby consents to the appointment of Norwest to perform the custodial functions provided for herein on behalf of the Trustee. The Trustee shall not be liable or responsible for the misconduct or negligence of any of the Trustee's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee with due care and, when required, with the consent of the Master Servicer;

                  (vii) Should the Trustee deem the nature of any action required on its part, other than a payment or transfer under Subsection 4.02(b) or Section 4.03, to be unclear, the Trustee may require prior to such action that it be provided by the Master Servicer with reasonable further instructions;

                  (viii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act;

                  (ix) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder; and

                  (x) The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by BSMCC pursuant to this Agreement and/or the Mortgage Loan Purchase Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

          Section 9.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee shall have no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Trustee of the obligation to cause the Custodian to review the Mortgage Files pursuant to Sections 2.02 and 2.04. The Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller with respect to the Mortgage Loans. Subject to the provisions of Section 2.05, the Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

          Section 9.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual capacity or in any capacity other than as Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

          Section 9.05. TRUSTEE'S FEES AND EXPENSES. The Master Servicer covenants and agrees to pay to the Trustee the Trustee's Fees as set forth in, and in accordance with, such understanding as may be agreed to between such parties. Such compensation obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

          Section 9.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee and any successor Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of a successor Trustee other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. The Trustee shall not be an Affiliate of the Master Servicer, unless the Trustee acts as successor Master Servicer hereunder. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

          Section 9.07. INSURANCE. The Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee as to the Trustee's compliance with this Section 9.07 shall be furnished to the Master Servicer or any Certificateholder upon reasonable written request.

          Section 9.08. RESIGNATION AND REMOVAL OF THE TRUSTEE. (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Master Servicer or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer shall be entitled to remove the Trustee and appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Trustee so removed and the successor Trustee.

          (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee and appoint a successor Trustee by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, the Trustee so removed and the successor so appointed.

          (d) No resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee as provided in Section 9.09.

          Section 9.09. SUCCESSOR TRUSTEE. (a) Any successor Trustee appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee shall then become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall after payment of its outstanding fees and expenses promptly deliver to the successor Trustee all assets and records of the Trust held by it hereunder, and the Master Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

          (b) No successor Trustee shall accept appointment as provided in this
Section 9.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

          (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 9.09, the successor Trustee shall mail notice of the succession of such Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. The Master Servicer shall pay the cost of any mailing by the successor Trustee.

          Section 9.10. MERGER OR CONSOLIDATION OF TRUSTEE. Any state bank or trust company or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section
9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 9.11. APPOINTMENT OF CO-TRUSTEE OR SEPARATE Trustee. (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Master Servicer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.

          (b) If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, or in case an Event of Default with respect to the Master Servicer shall have occurred and be continuing, the Trustee shall have the power to make such appointment without the Master Servicer.

          (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

          (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

          (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that following the occurrence of any Event of Default which has not been cured, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

          Section 9.12. MASTER SERVICER SHALL PROVIDE INFORMATION AS REASONABLY REQUIRED. The Master Servicer shall furnish to the Trustee, during the term of this Agreement, such periodic, special, or other reports or information (and in such electronic format or other means acceptable to the Trustee) as the Master Servicer may have in its possession and as may reasonably be requested by the Trustee in order to fulfill its duties and obligations under this Agreement.

          Section 9.13. FEDERAL INFORMATION RETURNS AND REPORTS TO CERTIFICATEHOLDERS. (a) For federal income tax purposes, the taxable year of each of REMIC shall be a calendar year and the Master Servicer shall maintain or cause the maintenance of the books of each Series REMIC on the accrual method of accounting.

          (b) The Master Servicer shall prepare and timely deliver to the Trustee, and the Trustee will file or cause to be filed with the Internal Revenue Service Federal tax information returns or elections required to be made by the Trustee hereunder, with respect to each Series REMIC, the Trust Fund, if applicable, and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. In connection with the foregoing, the Master Servicer shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each Series REMIC (the "REMIC Reporting Agent") as required by IRS Form 8811. The Trustee shall make the elections to treat each Series REMIC as a REMIC (which election shall apply to the taxable period ending December 31, 1998 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe and the Master Servicer agrees to prepare and timely deliver to the Trustee any forms required to be executed in order to make any such election. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information provided by, forms prepared by, or calculations provided by, the Seller or the Master Servicer. The Holder of the Class R-1 Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. " 1.860F-4(d)) for REMIC I, the Holder of the Class R-2 Certificate is hereby designated as "Tax Matters Person" for REMIC II, the Holder of the Class R-3 Certificate is hereby designated as "Tax Matters Person" for REMIC III, the Holder of the Class R-4 Certificate is hereby designated as "Tax Matters Person" for REMIC IV, the Holder of the Class R-5 Certificate is hereby designated as "Tax Matters Person" for REMIC V and the Holder of the Class R-6 Certificate is hereby designated as "Tax Matters Person" for REMIC VI. The Master Servicer is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Master Servicer as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each Series REMIC during such time as the Master Servicer does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Master Servicer from acting as Tax Matters Person (as an agent or otherwise), the Trustee and the Master Servicer shall take whatever action that in their good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of a Residual Certificate to sign such returns or act as tax matters person. Each Holder of a Residual Certificate shall be bound by this Section.

          (c) The Master Servicer shall provide upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by
Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in
Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member).

          (d) The Master Servicer shall prepare and timely deliver to the Trustee, and the Trustee shall file or cause to be filed any state income tax returns required under Applicable State Law with respect to each Series REMIC or the Trust Fund.

          (e) The Master Servicer, as agent for each Tax Matters Person, shall represent the Trust Fund and each REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The expenses of any such contest, audit, controversy or proceeding, including but not limited to the fees and expenses of the Master Servicer, its attorneys, its accountants, and its financial advisors, except any such expenses caused by the Master Servicer's negligence or willful misconduct, shall be the obligations of the Trust Fund created hereunder and reimbursed pursuant to Section 7.04(d)

                                    ARTICLE X

                                   Termination

          Section 10.01. TERMINATION UPON REPURCHASE BY THE SELLER OR ITS DESIGNEE OR LIQUIDATION OF THE MORTGAGE LOANS. (a) Subject to Section 10.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Custodian and the Trustee created hereby, other than the obligation of the Trustee or the Master Servicer to make payments to Certificateholders as hereinafter set forth and to the Trustee, shall terminate upon:

                  (i) with respect to a Mortgage Loan Group, upon the repurchase by or at the direction of the Seller or its designee (or if the Seller or its designee do not exercise such option, the Master Servicer) of all Mortgage Loans in such Mortgage Loan Group and all REO Property remaining in the Trust relating to such Mortgage Loan Group at a price equal to (a) 100% of the Outstanding Principal Balance of each Mortgage Loan in such Mortgage Loan Group (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed Monthly Advances made by the purchaser, together with interest at the applicable Mortgage Interest Rate accrued but unpaid through and including the last day of the month of repurchase, plus (b) the appraised value of any REO Property, less the good faith estimate of the Seller of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid through and including the last day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Seller and the Trustee at the expense of the Seller; or

                  (ii) upon the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired with respect to any such Mortgage Loan; PROVIDED, HOWEVER, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made.

          (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date of this Agreement.

          (c) [Reserved.]

          (d) The right of the Seller or its designee or the Master Servicer, as the case may be, to repurchase all Mortgage Loans in a Mortgage Loan Group pursuant to Subsection 10.01(a)(i) above shall be exercisable only if (i) in the case of the Seller, its designee or the Master Servicer, the aggregate unpaid principal balance of the Mortgage Loans in such Mortgage Loan Group at the time of any such repurchase is less than 10% of the portion of the Cut-off Date Balance (or, with respect to the Master Servicer, 2.5% of the portion of the Cut-off Date Balance) allocable to such Mortgage Loan Group or (ii) in the case of the Seller, the Seller, based upon an Opinion of Counsel, has determined that the REMIC status of any Series REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) above, the Seller, its designee or the Master Servicer, as the case may be, and in the case of (ii) above, the Seller may elect to terminate the related Series REMIC at any time, and upon such election, the Seller or its designee or the Master Servicer, as the case may be, shall repurchase all the Mortgage Loans of the related Mortgage Loan Group.

          (e) [Reserved].

          (f) The Trustee shall give notice of any termination to the Certificateholders, with a copy to the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify
(i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified.

          (g) If the option of the Seller or the Master Servicer, as the case may be, to repurchase or cause the repurchase of all Mortgage Loans in a Mortgage Loan Group under Subsection 10.01(a)(i) above is exercised, the Seller and/or its designee or the Master Servicer, as the case may be, shall deliver to the Trustee for deposit in the Certificate Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the repurchase price for the Mortgage Loans being purchased by it and all property acquired with respect to such Mortgage Loans remaining in the applicable Series REMIC. Upon the presentation and surrender of the Certificates, the Trustee shall distribute an amount equal to (i) the amount otherwise distributable to the Certificateholders (other than the holder of the Class or Classes of Residual Certificate corresponding to such Mortgage Loan Group) on such Distribution Date but for such repurchase, (ii) the Current Principal Amount and any accrued but unpaid interest at the Pass-Through Rate to the Certificateholders of each Class, and
(iii) the remainder to the applicable Residual Certificateholder. If the relevant Group Available Funds are not sufficient to pay all of the related Certificates in full, any such deficiency will be allocated to the outstanding Class or Classes of Subordinate Certificates in the related Certificate Group having the highest numerical designation or if after the applicable Cross-Over Date to the Senior Certificates of the related Certificate Group pro rata. Upon deposit of the required repurchase price and following such final Distribution Date, the Trustee shall cause the Custodian to release promptly to the Seller and/or its designee or the Master Servicer, as the case may be, the Mortgage Files for the remaining Mortgage Loans, and the Accounts shall terminate, subject to the Trustee's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(i).

          (h) In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under Subsection 10.01(a)(ii) above, each Sub-Servicer shall deliver to the Trustee for deposit in the appropriate sub-account of the Certificate Account all distributable amounts remaining in their Protected Accounts. Upon the presentation and surrender of the Certificates, the Trustee shall distribute to the Certificateholders, in accordance with their respective interests, all distributable amounts remaining in the Certificate Account. Upon deposit by any Sub-Servicers of such distributable amounts and delivery to the Trustee of an Officer's Certificate from the Master Servicer certifying that such deposit has been made, and following such final Distribution Date, the Trustee shall cause the Custodian to release promptly to the Seller or its designee or the Master Servicer, as the case may be, the Mortgage Files for the remaining Mortgage Loans, and the Accounts shall terminate, subject to the Trustee's obligation to hold any amounts payable to the Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(i).

          (i) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, the Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

          Section 10.02 ADDITIONAL TERMINATION REQUIREMENTS. (a) If the option of the Seller or the Master Servicer to repurchase all the Mortgage Loans in a Mortgage Loan Group under Subsection 10.01(a)(i) above is exercised, the corresponding Series REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on any Series REMIC or (ii) cause any Series REMIC to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding:

                  (i) within 90 days prior to the final Distribution Date, at the written direction of the Seller, the Trustee, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of any of the Series REMICs provided to it by the Seller meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder.

                  (ii) at or after the time of adoption of such a plan of complete liquidation of any of the Series REMICs and at or prior to the final Distribution Date, the Trustee shall sell for cash all of the assets of the Trust to or at the direction of the Seller; and

                  (iii) at the time of the making of the final payment on any such Group of Certificates, the Trustee shall distribute or credit from the Certificate Account (or cause to be distributed or credited) (i) to the Certificateholders, other than the Holder of the corresponding Residual Certificates, the Current Principal Amount of the Certificates plus 30 days' interest thereon at the applicable Pass-Through Rate, and (ii) to the corresponding Residual Certificateholder, all cash on hand from the Certificate Account relating to the Mortgage Loan Group (other than cash retained to meet claims); and the corresponding Series REMIC shall terminate at such time.

          (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of the relevant Series REMIC upon the written request of the Seller and to take such action in connection therewith as may be reasonably requested by the Seller and
(ii) appoint the Seller as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Trustee shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of such Series REMIC.

          (c) At such time as each of REMIC I, REMIC II, REMIC III and REMIC IV are terminated either by a complete liquidation or upon final distribution of all of the assets of REMIC I, REMIC II, REMIC III and REMIC IV, respectively, is made, both REMIC V and REMIC VI shall also terminate.

                                   ARTICLE XI

                            Miscellaneous Provisions

          Section 11.01. INTENT OF PARTIES. The parties intend that each of the Series REMICs shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

          Section 11.02. AMENDMENT. (a) This Agreement may be amended from time to time by the Seller, the Trustee and the Master Servicer, without notice to or the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

          (b) This Agreement may also be amended from time to time by the Seller, the Trustee and the Master Servicer, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund or of the applicable Class or Classes if such amendment affects only such Class or Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause any of the Series REMICs to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel which shall be provided to the Trustee other than at the Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.02(b), Certificates registered in the name of or held for the benefit of the Seller, the Master Servicer, a Sub-Servicer or the Trustee or any Affiliate thereof shall be entitled to vote their Undivided Fractional Interests with respect to matters affecting such Certificates.

          (c) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

          (d) In the case of an amendment under Subsection 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

          Section 11.03. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation, at the expense of the Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

          Section 11.04. LIMITATION ON RIGHTS OF Certificateholders. (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Seller, the Master Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

          (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 11.05. ACTS OF CERTIFICATEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Seller. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Seller, if made in the manner provided in this Section 11.05.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with
Section 5.04) shall be proved by the Certificate Register, and neither the Trustee, the Seller, the Master Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Seller, the Master Servicer, the Custodian or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

          (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Seller, the Master Servicer or any Sub-Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Seller, the Master Servicer or any Sub-Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Seller, the Master Servicer or any Sub-Servicer, as the case may be.

          Section 11.06. [Reserved]

          Section 11.07. GOVERNING LAW. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 11.08. NOTICES. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Seller, 245 Park Avenue, New York, New York 10167, Attention: Vice President-Servicing (but with respect to monthly reports sent pursuant to Section 6.07(b), Attention: Lynn Lin), or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Master Servicer, 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Master Servicing Department (SAMI 1998-8) or such other address as may hereafter be furnished to the other parties in writing; (iii) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; or (iv) in the case of the Rating Agencies, (x) Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Department, and (y) Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc., 26 Broadway, New York, New York, 10004, Attention: Residential Mortgage Surveillance. Any notice delivered to the Seller, the Master Servicer or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 11.09. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          Section 11.10. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          Section 11.11. ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

          Section 11.12. COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

          Section 11.13 NOTICE TO RATING AGENCIES. The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

       1.       Any material change or amendment to this Agreement;

       2.       The occurrence of any Event of Default that has not been cured;

       3. The resignation or termination of the Master Servicer or the Trustee;

       4.       The repurchase or substitution of Mortgage Loans;

       5.       The final payment to Certificateholders; and

       6. Any change in the location of the Custody Account or the Certificate Account.

          In addition, in accordance with Section 6.06 and Section 3.16, the Trustee and the Master Servicer, respectively, shall promptly furnish to each Rating Agency copies of the following:

          1. Each report to Certificateholders described in Section 6.06; and

          2. Each annual independent public accountants' servicing report received as described in Section 3.16.

          IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                            STRUCTURED ASSET MORTGAGE INVESTMENTS
                              INC., as Seller


                            By: /s/  Mary Haggerty
                               ------------------------
                               Name:  Mary Haggerty
                               Title: Vice President


                            NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Master Servicer and Custodian


                            By: /s/ Peter J. Masterman
                               ---------------------------
                                Name:  Peter J. Masterman
                                Title: Vice President


                            THE FIRST NATIONAL BANK OF CHICAGO, as
                              Trustee


                            By: /s/ Rick Tarnas
                               ----------------------------
                                Name:  Rick Tarnas
                                Title: Vice President


Accepted and Agreed as to
  Sections 2.02, 2.03A and 2.04

BEAR STEARNS MORTGAGE CAPITAL
  CORPORATION


By: /s/  Baron Silverstein
   --------------------------
     Name:  Baron Silverstein
     Title: Vice President

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )


          On the 30th day of June, 1998 before me, a notary public in and for said State, personally appeared Mary P. Haggerty, known to me to be a Vice President of Structured Asset Mortgage Investments Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                           /s/ Heide M. Kahn
                         ----------------------------
                             Notary Public


                            No. 02KA5046954


                           Commission Expires July 24, 1999


[Notarial Seal]

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )


          On the 30th day of June, 1998 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Bear Stearns Mortgage Capital Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   /s/ Steve Levitan
                                 ------------------------
                                     Notary Public


                                     No. 24-4922615


                          Commission Expires February 16, 2000

[Notarial Seal]

STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


          On the 30th day of June, 1998 before me, a notary public in and for said State, personally appeared Peter J. Masterman, known to me to be a Vice President of Norwest Bank Minnesota, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  /s/ Maria K. Montgomery
                                -------------------------------
                                     Notary Public


                                    No. 01MO5025703


                            Commission Expires April 4, 2000


[Notarial Seal]

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )


          On the 30th day of June, 1998 before me, a notary public in and for said State, personally appeared Rick Tarnas, known to me who, being by me duly sworn, did depose and say that he/she is a Vice President of The First National Bank of Chicago, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.


                                  /s/ Maria K. Montgomery
                                -------------------------------
                                     Notary Public


                                    No. 01MO5025703


                            Commission Expires April 4, 2000


[Notarial Seal]

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  1-A-1-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H AX 7
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  1-A-1
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $99,602,894
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 7.00%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $99,602,894

THIS CERTIFIES THAT                CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee


By_______________________________     By ______________________________________
  Authorized signatory of The            AUTHORIZED OFFICER
  First National Bank of Chicago,
  not in its individual capacity
  but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  1-A-2-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H AY 5
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  1-A-2
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $7,005,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 7.00%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $7,005,000

THIS CERTIFIES THAT              CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee


By________________________________    By______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual capacity
   but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  1-A-3-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H AZ 2
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  1-A-3
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $9,640,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 7.00%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $9,640,000

THIS CERTIFIES THAT              CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee


By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  1-A-4-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BA 6
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  1-A-4
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $500,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 7.50% DURING THE FIRST  APPROXIMATE ORIGINAL CLASS
                         12 INTEREST ACCRUAL     PRINCIPAL AMOUNT :  $500,000
                         PERIODS, 7.00% THEREAFTER


THIS CERTIFIES THAT                CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee


By_________________________________   By_____________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  1-A-5-1                      SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BB 4
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  1-A-5
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $5,024,100
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : FLOATING                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $5,024,100
THIS CERTIFIES THAT              CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During the initial Interest Accrual Period, interest will accrue on this Certificate at the rate of 6.4562% per annum. During each Interest Accrual Period thereafter, interest will accrue on this Certificate at a per annum rate of 0.80% above LIBOR, determined monthly as described in the Agreement, subject to a maximum rate of 9.00% and a minimum rate of 0.80%. Interest on this Certificate will accrue during the period beginning on the 25th day of each month prior to the month in which a Distribution Date (as hereinafter defined) occurs and ending on the 24th day of the month in which the Distribution Date occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee


By_________________________________   By_______________________________________
   Authorized signatory of The First    AUTHORIZED OFFICER
   NationalBank of Chicago, not in
   its individual capacity but
   solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  1-A-6-1                 SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BC 2
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  1-A-6
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $1,674,700
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : INVERSE FLOATING        APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $1,674,700
THIS CERTIFIES THAT               CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During the initial Interest Accrual Period, interest will accrue on this Certificate at the rate of 7.6312% per annum. During each Interest Accrual Period thereafter, interest will accrue on this Certificate at a per annum rate equal to 24.60% - (3.00 x LIBOR) determined monthly as described in the Agreement, subject to a maximum rate of 24.60% and a minimum rate of 0.00%. Interest on this Certificate will accrue during the period beginning on the 25th day of each month prior to the month in which a Distribution Date (as hereinafter defined) occurs and ending on the 24th day of the month on which the Distribution Date occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee


By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL DECREASE AS THE CURRENT PRINCIPAL AMOUNTS OF THE CLASS 1-A-5 AND CLASS 1-A-6 CERTIFICATES DECREASE. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS THEN NOTIONAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  1-A-7-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CN 7
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  1-A-7
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL NOTIONAL  AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $6,698,800
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 0.25%                   APPROXIMATE ORIGINAL CLASS
                                                 NOTIONAL AMOUNT  :  $6,698,800
THIS CERTIFIES THAT            CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The notional principal amount of this Certificate on any Distribution Date will be equal to the sum of the Current Principal Amount of the Class 1-A-5 Certificates and the Current Principal Amount of the Class 1-A-6 Certificates.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Notional Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  1-A-8-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BD 0
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  1-A-8
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $14,534,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 7.00%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $14,534,000

THIS CERTIFIES THAT              CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee


By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL DECREASE AS THE PRINCIPAL BALANCES OF THE GROUP 1 NON-DISCOUNT MORTGAGE LOANS DECREASE. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS THEN NOTIONAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  1-X-1                      SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BE 8
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  1-X
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL NOTIONAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") : $130,900,105
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 NOTIONAL AMOUNT  : $130,900,105
THIS CERTIFIES THAT            CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     This Class of Certificates will have a Notional Amount equal to the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 1 and will bear interest thereon at a variable Pass-Through Rate equal to the weighted average of the excess of (a) the Net Rate on each such Non-Discount Mortgage Loan over (b) 7.00% per annum. Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Notional Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-1-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BF 5
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-1
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $10,121,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.50%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $10,121,000

THIS CERTIFIES THAT                CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-2-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BG 3
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-2
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $3,757,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.35%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $3,757,000

THIS CERTIFIES THAT            CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-3-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BH 1
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-3
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $7,472,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.40%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $7,472,000

THIS CERTIFIES THAT                CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL DECREASE AS THE CURRENT PRINCIPAL AMOUNTS OF THE CLASS 2-A-1, CLASS 2-A-2, AND CLASS 2-A-3 CERTIFICATES, AND COMPONENT 2-A-6-I AND COMPONENT 2-A-6 II DECREASE. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS THEN NOTIONAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-4-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BJ 7
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-4
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL NOTIONAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $2,227,593
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 NOTIONAL AMOUNT  :  $2,227,593

THIS CERTIFIES THAT                  CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The notional principal amount of this Certificate on any Distribution Date will be equal to the sum of: (i) the product of (A) 3.703703704% and (B) the Current Principal Amount of the Class 2-A-1 Certificates, (ii) the product of
(A) 5.925925926% and (B) the Current Principal Amount of the Class 2-A-2 Certificates, (iii) the product of (A) 5.185185185% and (B) the Current Principal Amount of the Class 2-A-3 Certificates, (iv) the product of (A) 3.703703704% and (B) the Current Principal Amount of Component 2-A-6-I, and (v) the product of (A) 3.703703704% and (B) the Current Principal Amount of Component 2-A-6-II. Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Notional Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-5-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BK 4
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-5
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $5,000,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $5,000,000

THIS CERTIFIES THAT               CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-6-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BL 2
CUT-OFF DATE           : JUNE 1, 1998            CLASS            : 2-A-6
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $33,552,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.50%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $33,552,000

THIS CERTIFIES THAT                CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-7-1                      SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BM 0
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-7
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $5,809,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $5,809,000

THIS CERTIFIES THAT                CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-8-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BN 8
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-8
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $3,866,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $3,866,000

THIS CERTIFIES THAT             CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-9-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BP 3
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-9
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $12,105,279
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : FLOATING                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT : $12,105,279

THIS CERTIFIES THAT               CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During the initial Interest Accrual Period, interest will accrue on this Certificate at the rate of 6.5375% per annum. During each Interest Accrual Period thereafter, interest will accrue on this Certificate at a per annum rate of 0.85% above LIBOR, determined monthly as described in the Agreement, subject to a maximum rate of 8.50% and a minimum rate of 0.85%. Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-10-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BQ 1
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-10
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $3,138,406
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : INVERSE FLOATING        APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $3,138,406
THIS CERTIFIES THAT               CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During the initial Interest Accrual Period, interest will accrue on this Certificate at the rate of 7.5696% per annum. During each Interest Accrual Period thereafter, interest will accrue on this Certificate at a per annum rate equal to 29.5071% - (3.8751 x LIBOR) determined monthly as described in the Agreement, subject to a maximum rate of 29.50714% and a minimum rate of 0.00%. Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-A-11-1                 SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BR 9
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-A-11
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $9,952,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $9,952,000

THIS CERTIFIES THAT              CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL DECREASE AS THE PRINCIPAL BALANCES OF THE GROUP 2 NON-DISCOUNT MORTGAGE LOANS DECREASE. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS THEN NOTIONAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  2-X-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BS 7
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  2-X
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL NOTIONAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $98,918,647
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 NOTIONAL AMOUNT  :  $98,918,647
THIS CERTIFIES THAT            CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     This Class of Certificates will have a Notional Amount equal to the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 2 and will bear interest thereon at a variable Pass-Through Rate equal to the weighted average of the excess of (a) the Net Rate on each such Non-Discount Mortgage Loan over (b) 6.75% per annum. Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Notional Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  B-1-1                      SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BT 5
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  B-1
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $5,141,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $5,141,000
THIS CERTIFIES THAT           CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summaryof certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest at a variable Pass-through Rate equal to the weighted average of 7.00% and 6.75%, where 7.00% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 1 Mortgage Loans over the Current Principal Amount of the Group 1 Senior Certificates and 6.75% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 2 Mortgage Loans over the Current Principal Amount of the Group 2 Senior Certificates.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  B-2-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BU 2
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  B-2
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $2,326,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $2,326,000
THIS CERTIFIES THAT             CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest at a variable Pass-through Rate equal to the weighted average of 7.00% and 6.75%, where 7.00% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 1 Mortgage Loans over the Current Principal Amount of the Group 1 Senior Certificates and 6.75% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 2 Mortgage Loans over the Current Principal Amount of the Group 2 Senior Certificates.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  B-3-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H V 0
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  B-3
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
 DISTRIBUTION DATE     : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $1,347,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $1,347,000
THIS CERTIFIES THAT             CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest at a variable Pass-through Rate equal to the weighted average of 7.00% and 6.75%, where 7.00% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 1 Mortgage Loans over the Current Principal Amount of the Group 1 Senior Certificates and 6.75% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 2 Mortgage Loans over the Current Principal Amount of the Group 2 Senior Certificates.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-A-1-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BW 8
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-A-1
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $26,138,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.50%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $26,138,000

THIS CERTIFIES THAT            CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-A-2-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BX 6
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-A-2
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $16,619,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.50%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $16,619,000

THIS CERTIFIES THAT              CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-A-3-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BY 4
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-A-3
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $13,367,436
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.50%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $13,367,436

THIS CERTIFIES THAT             CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-A-4-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H BZ 1
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-A-4
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $6,462,480
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.50%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $6,462,480

THIS CERTIFIES THAT               CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-A-5-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CA 5
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-A-5
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $78,300,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $78,300,000

THIS CERTIFIES THAT             CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Certificate will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans. Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL DECREASE AS THE PRINCIPAL BALANCES OF THE GROUP 3 NON-DISCOUNT MORTGAGE LOANS DECREASE. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS THEN NOTIONAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-X-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CB 3
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-X
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL NOTIONAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $60,875,842
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 NOTIONAL AMOUNT  :  $60,875,842
THIS CERTIFIES THAT          CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     This Class of Certificates will have a notional principal amount equal to 44.462593205% of the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 3 and will bear interest thereon at a variable Pass-Through Rate equal to the weighted average of the excess of (a) the Net Rate on each such Non-Discount Mortgage Loan over (b) 6.50% per annum. Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Notional Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-B-1-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CC 1
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-B-1
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $2,180,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $2,180,000

THIS CERTIFIES THAT             CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest on its Current Principal Amount at a variable Pass-Through Rate equal to the sum of 2.890068558% (or 44.462593205% x 6.50%) plus 55.537406795% of the weighted average of the Net Rates of the Group 3 Mortgage Loans.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-B-2-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CD 9
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-B-2
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $726,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $726,000

THIS CERTIFIES THAT               CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest on its Current Principal Amount at a variable Pass-Through Rate equal to the sum of 2.890068558% (or 44.462593205% x 6.50%) plus 55.537406795% of the weighted average of the Net Rates of the Group 3 Mortgage Loans.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-B-3-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CE 7
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-B-3
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $436,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $436,000

THIS CERTIFIES THAT            CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest on its Current Principal Amount at a variable Pass-Through Rate equal to the sum of 2.890068558% (or 44.462593205% x 6.50%) plus 55.537406795% of the weighted average of the Net Rates of the Group 3 Mortgage Loans.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-A-1-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CF 4
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-A-1
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $84,943,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $84,943,000

THIS CERTIFIES THAT          CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-A-2-1                 SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CG 2
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-A-2
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $18,672,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $18,672,000

THIS CERTIFIES THAT             CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-A-3-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CH 0
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-A-3
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $19,920,950
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $19,920,950

THIS CERTIFIES THAT          CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL DECREASE AS THE PRINCIPAL BALANCES OF THE GROUP 4 NON-DISCOUNT MORTGAGE LOANS DECREASES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS THEN NOTIONAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-X-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CM 9
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-X
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL NOTIONAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") : $133,588,967
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 NOTIONAL AMOUNT  : $133,588,967
THIS CERTIFIES THAT               CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     This Class of Certificates will have a notional principal amount equal to the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 4 and will bear interest thereon at a variable Pass-Through Rate equal to the weighted average of the excess of (a) the Net Rate on each such Non-Discount Mortgage Loan over (b) 6.75% per annum. Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Notional Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-B-1-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CJ 6
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-B-1
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $4,821,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $4,821,000

THIS CERTIFIES THAT            CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-B-2-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CK 3
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-B-2
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $2,210,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $2,210,000

THIS CERTIFIES THAT             CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-B-3-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CL 1
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-B-3
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $1,540,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $1,540,000

THIS CERTIFIES THAT            CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE REPRESENTS THE SEPARATE COMPONENTS EACH OF WHICH IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE DISCOUNT MORTGAGE LOANS.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  PO-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CP 2
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  PO
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $582,091
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : N/A                     APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $582,091
THIS CERTIFIES THAT            CEDE & CO.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     The Class PO Certificates are principal only certificates and will receive no interest. The Current Principal Amount of the Class PO Certificates initially will be the amount shown above and is composed of four components equal to the PO Percentage of each Discount Mortgage Loan in Mortgage Loan Groups 1, 2, 3 and
4. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN "REMIC I" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A 'REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IT IS NOT A "DISQUALIFIED ORGANIZATION" AND WILL NOT TRANSFER THIS CERTIFICATE TO A "DISQUALIFIED ORGANIZATION." THE TERM "DISQUALIFIED ORGANIZATION" IS DEFINED IN
SECTION 860(E)(5) OF THE CODE AND IN THE AGREEMENT. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT (A) IT IS NOT ACQUIRING CERTIFICATES FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION AND (B) IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS (1) IT HAS RECEIVED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND (2) AS OF THE TIME OF THE TRANSFER, IT DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT OF THE PROPOSED TRANSFEREE IS FALSE. IN THE EVENT THAT LEGISLATION IS ENACTED WHICH WOULD SUBJECT THE TRUST REFERRED TO BELOW TO TAX (OR DISQUALIFY THE TRUST REFERRED TO BELOW) ON THE TRANSFER OF AN INTEREST REPRESENTED BY THIS CERTIFICATE TO ANY OTHER PERSON OR PERSONS, BEAR STEARNS MORTGAGE SECURITIES INC. SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE HOLDERS OF THE CLASS R CERTIFICATES BE EMPOWERED, TO THE FULLEST EXTENT POSSIBLE AND AS IF THEY HAD SO VOTED, TO AMEND THE AGREEMENT REFERRED TO BELOW TO RESTRICT OR PROHIBIT PROSPECTIVELY SUCH TRANSFER. THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-U.S. PERSON AS DESCRIBED IN SECTION 5.05(C) OF THE AGREEMENT REFERRED TO BELOW WITHOUT THE PRIOR WRITTEN CONSENT OF THE TAX MATTERS PERSON AND STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  R-1-1                      SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CQ 0
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  R-1
FIRST DISTRIBUTION
   DATE                : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
   DISTRIBUTION DATE   : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $50.00
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 7.00%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $50.00
THIS CERTIFIES THAT         BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN "REMIC II" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A 'REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IT IS NOT A "DISQUALIFIED ORGANIZATION" AND WILL NOT TRANSFER THIS CERTIFICATE TO A "DISQUALIFIED ORGANIZATION." THE TERM "DISQUALIFIED ORGANIZATION" IS DEFINED IN
SECTION 860(E)(5) OF THE CODE AND IN THE AGREEMENT. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT (A) IT IS NOT ACQUIRING CERTIFICATES FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION AND (B) IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS (1) IT HAS RECEIVED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND (2) AS OF THE TIME OF THE TRANSFER, IT DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT OF THE PROPOSED TRANSFEREE IS FALSE. IN THE EVENT THAT LEGISLATION IS ENACTED WHICH WOULD SUBJECT THE TRUST REFERRED TO BELOW TO TAX (OR DISQUALIFY THE TRUST REFERRED TO BELOW) ON THE TRANSFER OF AN INTEREST REPRESENTED BY THIS CERTIFICATE TO ANY OTHER PERSON OR PERSONS, BEAR STEARNS MORTGAGE SECURITIES INC. SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE HOLDERS OF THE CLASS R CERTIFICATES BE EMPOWERED, TO THE FULLEST EXTENT POSSIBLE AND AS IF THEY HAD SO VOTED, TO AMEND THE AGREEMENT REFERRED TO BELOW TO RESTRICT OR PROHIBIT PROSPECTIVELY SUCH TRANSFER. THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-U.S. PERSON AS DESCRIBED IN SECTION 5.05(C) OF THE AGREEMENT REFERRED TO BELOW WITHOUT THE PRIOR WRITTEN CONSENT OF THE TAX MATTERS PERSON AND STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  R-2-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CR 8
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  R-2
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $50.00
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $50.00

THIS CERTIFIES THAT         BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN "REMIC III" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A 'REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IT IS NOT A "DISQUALIFIED ORGANIZATION" AND WILL NOT TRANSFER THIS CERTIFICATE TO A "DISQUALIFIED ORGANIZATION." THE TERM "DISQUALIFIED ORGANIZATION" IS DEFINED IN
SECTION 860(E)(5) OF THE CODE AND IN THE AGREEMENT. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT (A) IT IS NOT ACQUIRING CERTIFICATES FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION AND (B) IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS (1) IT HAS RECEIVED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND (2) AS OF THE TIME OF THE TRANSFER, IT DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT OF THE PROPOSED TRANSFEREE IS FALSE. IN THE EVENT THAT LEGISLATION IS ENACTED WHICH WOULD SUBJECT THE TRUST REFERRED TO BELOW TO TAX (OR DISQUALIFY THE TRUST REFERRED TO BELOW) ON THE TRANSFER OF AN INTEREST REPRESENTED BY THIS CERTIFICATE TO ANY OTHER PERSON OR PERSONS, BEAR STEARNS MORTGAGE SECURITIES INC. SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE HOLDERS OF THE CLASS R CERTIFICATES BE EMPOWERED, TO THE FULLEST EXTENT POSSIBLE AND AS IF THEY HAD SO VOTED, TO AMEND THE AGREEMENT REFERRED TO BELOW TO RESTRICT OR PROHIBIT PROSPECTIVELY SUCH TRANSFER. THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-U.S. PERSON AS DESCRIBED IN SECTION 5.05(C) OF THE AGREEMENT REFERRED TO BELOW WITHOUT THE PRIOR WRITTEN CONSENT OF THE TAX MATTERS PERSON AND STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  R-3-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CS 6
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  R-3
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $50.00
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.50%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $50.00
THIS CERTIFIES THAT            BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN "REMIC IV" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A 'REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IT IS NOT A "DISQUALIFIED ORGANIZATION" AND WILL NOT TRANSFER THIS CERTIFICATE TO A "DISQUALIFIED ORGANIZATION." THE TERM "DISQUALIFIED ORGANIZATION" IS DEFINED IN
SECTION 860(E)(5) OF THE CODE AND IN THE AGREEMENT. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT (A) IT IS NOT ACQUIRING CERTIFICATES FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION AND (B) IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS (1) IT HAS RECEIVED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND (2) AS OF THE TIME OF THE TRANSFER, IT DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT OF THE PROPOSED TRANSFEREE IS FALSE. IN THE EVENT THAT LEGISLATION IS ENACTED WHICH WOULD SUBJECT THE TRUST REFERRED TO BELOW TO TAX (OR DISQUALIFY THE TRUST REFERRED TO BELOW) ON THE TRANSFER OF AN INTEREST REPRESENTED BY THIS CERTIFICATE TO ANY OTHER PERSON OR PERSONS, BEAR STEARNS MORTGAGE SECURITIES INC. SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE HOLDERS OF THE CLASS R CERTIFICATES BE EMPOWERED, TO THE FULLEST EXTENT POSSIBLE AND AS IF THEY HAD SO VOTED, TO AMEND THE AGREEMENT REFERRED TO BELOW TO RESTRICT OR PROHIBIT PROSPECTIVELY SUCH TRANSFER. THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-U.S. PERSON AS DESCRIBED IN SECTION 5.05(C) OF THE AGREEMENT REFERRED TO BELOW WITHOUT THE PRIOR WRITTEN CONSENT OF THE TAX MATTERS PERSON AND STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  R-4-1                 SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CT 4
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  R-4
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $50.00
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $50.00

THIS CERTIFIES THAT        BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN "REMIC V" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A 'REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IT IS NOT A "DISQUALIFIED ORGANIZATION" AND WILL NOT TRANSFER THIS CERTIFICATE TO A "DISQUALIFIED ORGANIZATION." THE TERM "DISQUALIFIED ORGANIZATION" IS DEFINED IN
SECTION 860(E)(5) OF THE CODE AND IN THE AGREEMENT. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT (A) IT IS NOT ACQUIRING CERTIFICATES FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION AND (B) IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS (1) IT HAS RECEIVED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND (2) AS OF THE TIME OF THE TRANSFER, IT DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT OF THE PROPOSED TRANSFEREE IS FALSE. IN THE EVENT THAT LEGISLATION IS ENACTED WHICH WOULD SUBJECT THE TRUST REFERRED TO BELOW TO TAX (OR DISQUALIFY THE TRUST REFERRED TO BELOW) ON THE TRANSFER OF AN INTEREST REPRESENTED BY THIS CERTIFICATE TO ANY OTHER PERSON OR PERSONS, BEAR STEARNS MORTGAGE SECURITIES INC. SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE HOLDERS OF THE CLASS R CERTIFICATES BE EMPOWERED, TO THE FULLEST EXTENT POSSIBLE AND AS IF THEY HAD SO VOTED, TO AMEND THE AGREEMENT REFERRED TO BELOW TO RESTRICT OR PROHIBIT PROSPECTIVELY SUCH TRANSFER. THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-U.S. PERSON AS DESCRIBED IN SECTION 5.05(C) OF THE AGREEMENT REFERRED TO BELOW WITHOUT THE PRIOR WRITTEN CONSENT OF THE TAX MATTERS PERSON AND STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  R-5-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CU 1
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  R-5
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $50.00
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 7.00%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $50.00

THIS CERTIFIES THAT        BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN "REMIC VI" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A 'REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IT IS NOT A "DISQUALIFIED ORGANIZATION" AND WILL NOT TRANSFER THIS CERTIFICATE TO A "DISQUALIFIED ORGANIZATION." THE TERM "DISQUALIFIED ORGANIZATION" IS DEFINED IN
SECTION 860(E)(5) OF THE CODE AND IN THE AGREEMENT. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT (A) IT IS NOT ACQUIRING CERTIFICATES FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION AND (B) IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS (1) IT HAS RECEIVED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND (2) AS OF THE TIME OF THE TRANSFER, IT DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT OF THE PROPOSED TRANSFEREE IS FALSE. IN THE EVENT THAT LEGISLATION IS ENACTED WHICH WOULD SUBJECT THE TRUST REFERRED TO BELOW TO TAX (OR DISQUALIFY THE TRUST REFERRED TO BELOW) ON THE TRANSFER OF AN INTEREST REPRESENTED BY THIS CERTIFICATE TO ANY OTHER PERSON OR PERSONS, BEAR STEARNS MORTGAGE SECURITIES INC. SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE HOLDERS OF THE CLASS R CERTIFICATES BE EMPOWERED, TO THE FULLEST EXTENT POSSIBLE AND AS IF THEY HAD SO VOTED, TO AMEND THE AGREEMENT REFERRED TO BELOW TO RESTRICT OR PROHIBIT PROSPECTIVELY SUCH TRANSFER. THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-U.S. PERSON AS DESCRIBED IN SECTION 5.05(C) OF THE AGREEMENT REFERRED TO BELOW WITHOUT THE PRIOR WRITTEN CONSENT OF THE TAX MATTERS PERSON AND STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  R-6-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              CUSIP NO. 86358H CV 9
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  R-6
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $50.00
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 7.00%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $50.00

THIS CERTIFIES THAT            BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.
UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1),(2)(3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) A REPRESENTATION OR CERTIFICATION AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (1) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  B-4-1                        SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                CUSIP NO. 86358H
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  B-4
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $1,102,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $1,102,000

THIS CERTIFIES THAT             BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest at a variable Pass-through Rate equal to the weighted average of 7.00% and 6.75%, where 7.00% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 1 Mortgage Loans over the Current Principal Amount of the Group 1 Senior Certificates and 6.75% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 2 Mortgage Loans over the Current Principal Amount of the Group 2 Senior Certificates.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1),(2)(3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) A REPRESENTATION OR CERTIFICATION AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (1) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  B-5-1                     SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                CUSIP NO. 86358H
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  B-5
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $734,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $734,000

THIS CERTIFIES THAT          BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest at a variable Pass-through Rate equal to the weighted average of 7.00% and 6.75%, where 7.00% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 1 Mortgage Loans over the Current Principal Amount of the Group 1 Senior Certificates and 6.75% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 2 Mortgage Loans over the Current Principal Amount of the Group 2 Senior Certificates.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1),(2)(3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) A REPRESENTATION OR CERTIFICATION AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (1) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  B-6-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                CUSIP NO. 86358H
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  B-6
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $980,595
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $980,595

THIS CERTIFIES THAT         BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest at a variable Pass-through Rate equal to the weighted average of 7.00% and 6.75%, where 7.00% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 1 Mortgage Loans over the Current Principal Amount of the Group 1 Senior Certificates and 6.75% is given a weight equal to the excess of the Scheduled Principal Balance of the Group 2 Mortgage Loans over the Current Principal Amount of the Group 2 Senior Certificates.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1),(2)(3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) A REPRESENTATION OR CERTIFICATION AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (1) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-B-4-1                 SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                CUSIP NO. 86358H
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-B-4
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $364,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $364,000

THIS CERTIFIES THAT           BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest on its Current Principal Amount at a variable Pass-Through Rate equal to the sum of 2.890068558% (or 44.462593205% x 6.50%) plus 55.537406795% of the weighted average of the Net Rates of the Group 3 Mortgage Loans.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1),(2)(3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) A REPRESENTATION OR CERTIFICATION AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (1) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-B-5-1                    SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                CUSIP NO. 86358H
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-B-5
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $291,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $291,000

THIS CERTIFIES THAT         BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest on its Current Principal Amount at a variable Pass-Through Rate equal to the sum of 2.890068558% (or 44.462593205% x 6.50%) plus 55.537406795% of the weighted average of the Net Rates of the Group 3 Mortgage Loans.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1),(2)(3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) A REPRESENTATION OR CERTIFICATION AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (1) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  3-B-6-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                CUSIP NO. 86358H
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  3-B-6
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2013           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $363,394
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : VARIABLE                APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $363,394

THIS CERTIFIES THAT           BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     During each Interest Accrual Period, this Class of Certificates will bear interest on its Current Principal Amount at a variable Pass-Through Rate equal to the sum of 2.890068558% (or 44.462593205% x 6.50%) plus 55.537406795% of the weighted average of the Net Rates of the Group 3 Mortgage Loans.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1),(2)(3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) A REPRESENTATION OR CERTIFICATION AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (1) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-B-4-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                CUSIP NO. 86358H
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-B-4
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $804,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $804,000

THIS CERTIFIES THAT            BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1),(2)(3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) A REPRESENTATION OR CERTIFICATION AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (1) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-B-5-1                   SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                CUSIP NO. 86358H
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-B-5
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $401,000
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $401,000

THIS CERTIFIES THAT           BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1),(2)(3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) A REPRESENTATION OR CERTIFICATION AS TO COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (1) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

                       MORTGAGE PASS-THROUGH CERTIFICATE,
NO.  4-B-6-1                  SERIES 1998-8
                   EVIDENCING A BENEFICIAL INTEREST IN A TRUST
          CONSISTING OF CONVENTIONAL, FIRST LIEN MORTGAGE LOANS SOLD BY

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                CUSIP NO. 86358H
CUT-OFF DATE           : JUNE 1, 1998            CLASS            :  4-B-6
FIRST DISTRIBUTION
  DATE                 : JULY 25, 1998           INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL
  DISTRIBUTION DATE    : JULY 25, 2028           OF THIS CERTIFICATE
MASTER SERVICER        : NORWEST BANK MINNESOTA, ("DENOMINATION") :  $603,571
                         NATIONAL ASSOCIATION
PASS-THROUGH RATE      : 6.75%                   APPROXIMATE ORIGINAL CLASS
                                                 PRINCIPAL AMOUNT :  $603,571

THIS CERTIFIES THAT         BEAR STEARNS SECURITIES CORP.
is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of four Mortgage Loan Groups (each a "Mortgage Loan Group"), each of which constitutes a separate sub-trust, generally consisting of conventional, fixed rate mortgages secured by first liens on one- to four-family residential properties, units in condominiums and cooperative apartments (collectively, the "Mortgage Loans"), which will be sold to the Trust by Structured Asset Mortgage Investments Inc. ("SAMI"). Norwest Bank Minnesota, National Association. ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), by and among SAMI, as seller, Norwest, as master servicer, and The First National Bank of Chicago., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.
     Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the related Mortgage Loan Group and is not likely to be the date on which the Current Principal Amount or Notional Amount, as applicable, of this Class of Certificates will be reduced to zero.
     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Current Principal Amount and/or initial aggregate Notional Amount, as applicable, of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

UNLESS THIS CERTIFICATE HAS BEEN COUNTERSIGNED BY AN AUTHORIZED SIGNATORY OF THE TRUSTEE BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT, OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.
Dated:  June 30, 1998
Countersigned:                        THE FIRST NATIONAL BANK OF CHICAGO,
                                      Not in its individual capacity but solely as Trustee

By_________________________________   By_______________________________________
   Authorized signatory of The          AUTHORIZED OFFICER
   First National Bank of Chicago,
   not in its individual
   capacity but solely as Trustee

                                                             EXHIBIT A-1


                          FORM OF FACE OF CERTIFICATES

                                                              EXHIBIT A-2


                         FORM OF REVERSE OF CERTIFICATES

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-8

          This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in fifty-six Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer and the rights of the Certificateholders under the Agreement from time to time by the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of New York, State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. In the case of classes of Certificates not registered under the Securities Act of 1933, as amended, additional documentation will be required to be provided to the Trustee prior to the effectiveness of a transfer.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Master Servicer, the Trustee and any agent of either of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) as to a Mortgage Loan Group and the related Certificates, the optional repurchase by the party named in the Agreement of all the Mortgage Loans in such Mortgage Loan Group and other related assets in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans in the Mortgage Loan Group is less than (i) 10%, if such purchaser is SAMI, or (ii) 2.5% if such purchaser is the Master Servicer, of the aggregate Cut-off Date Scheduled Principal Balance of such Mortgage Loans. The exercise of such right will effect the early retirement of the related Certificates. The Trust also may be terminated on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of REMIC I, REMIC II REMIC III, REMIC IV, REMIC V or REMIC VI has been lost or that a substantial risk exists that such status will be lost for the then current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.



                                   ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
 (Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
Dated:
                                     _________________________________________
                                     Signature by or on behalf of assignor
                                     _________________________________________
                                     Signature Guaranteed

DISTRIBUTION INSTRUCTIONS
The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
_______________________________________________________________________________
FOR THE ACCOUNT OF  ___________________________________________________________
ACCOUNT NUMBER ______________, OR, IF MAILED BY CHECK TO ______________________
_______________________________________________________________________________
APPLICABLE STATEMENTS SHOULD BE MAILED TO______________________________________
_______________________________________________________________________________
THIS INFORMATION IS PROVIDED BY _______________________________________________
THE ASSIGNEE NAMED ABOVE, OR __________________________________________________

as its agent.

                                                                 EXHIBIT B-1


                         GROUP 1 MORTGAGE LOAN SCHEDULE


                              INTENTIONALLY OMITTED

                SEE EXHIBIT 3 TO MORTGAGE LOAN PURCHASE AGREEMENT

                                                                  EXHIBIT B-2


                         GROUP 2 MORTGAGE LOAN SCHEDULE


                              INTENTIONALLY OMITTED

                SEE EXHIBIT 3 TO MORTGAGE LOAN PURCHASE AGREEMENT

                                                                EXHIBIT B-3

                         GROUP 3 MORTGAGE LOAN SCHEDULE



                              INTENTIONALLY OMITTED

                SEE EXHIBIT 3 TO MORTGAGE LOAN PURCHASE AGREEMENT

                                                               EXHIBIT B-4

                         GROUP 4 MORTGAGE LOAN SCHEDULE

                              INTENTIONALLY OMITTED

                SEE EXHIBIT 3 TO MORTGAGE LOAN PURCHASE AGREEMENT

                                                              EXHIBIT C

                     REPRESENTATIONS AND WARRANTIES OF BSMCC
                          CONCERNING THE MORTGAGE LOANS

          (a) The information set forth in the Mortgage Loan Schedule is true, complete and correct in all material respects as of the Cut-Off Date;

          (b) [Reserved]

          (c) The Mortgage Loan has not been delinquent thirty (30) days or more on more than one occasion during the 12 months preceding the Cut-Off Date. As of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no defaults under the terms of the Mortgage Loan; and BSMCC has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

          (d) There are no delinquent taxes, ground rents, assessments or other outstanding charges and with respect to Cooperative Loans, no delinquent maintenance charges, affecting the related Mortgaged Property;

          (e) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (f) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, except with respect to certain releases in part that do not materially affect the value of the Mortgaged Property, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

          (g) Immediately prior to the transfer and assignment to SAMI, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and BSMCC had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to SAMI free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

          (h) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event, which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither BSMCC nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

          (i) There are no mechanics, or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

          (j) All improvements subject to the Mortgage lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for DE MINIMUS encroachments permitted by the Fannie Mae Guide (MBS Special Servicing Option) and which has been noted on the appraisal, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by a title insurance policy and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

          (k) The Mortgaged Property (and in the case of a Cooperative Loan, the Cooperative Unit related thereto) at origination of the Mortgage Loan was and currently is free of damage and waste or any such damage and waste is adequately covered by an insurance policy, and at origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation thereof;

          (l) No Mortgage Loan has a Loan-to-Value Ratio in excess of 95.00%. The original Loan-to-Value Ratio of each Mortgage Loan either was not more than 95.00% or the excess over 80.00% is insured as to payments defaults by a Primary Mortgage Insurance Policy issued by a primary mortgage insurer acceptable to Fannie Mae and Freddie Mac until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80.00%;

          (m) (i) With respect to each Mortgage Loan other than a Cooperative Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and
(ii) with respect to each Cooperative Loan, the Mortgage creates a first lien or first priority interest on the property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage, subject only to (1) the lien of the related Cooperative housing corporation for unpaid assessments, (2) the related Proprietary Lease being subordinated or otherwise subject to the mortgage on the related Cooperative building, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the value or marketability of the related Mortgaged Property;

          (n) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law, and copies of which written instruments are included in the Mortgage File. No other instrument of waiver, alteration or modification has been executed, and no Mortgage has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

          (o) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard policies conforming to the requirements of Section 3.10 of this Agreement. All such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming BSMCC and its successors in interest as loss payee and such clause is still in effect and all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance in an amount not less than that set forth in Section 4.10 of this Agreement. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

          (p) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

          (q) The Mortgage is a valid, subsisting and enforceable (subject to the exceptions set forth in clause (m) above) first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any other security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to permitted encumbrances set forth in clause (m)(i) (1), (2) and (3) or (ii) (1),
(2) and (3) herein. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

          (r) The Mortgage Note and the related Mortgage are original and genuine (including in the case of a Cooperative Loan, the Cooperative Shares, the Proprietary Lease and the Recognition Agreement) and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and BSMCC has taken all action necessary to transfer such rights of enforceability to SAMI. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and with respect to a Cooperative Loan, the related Proprietary Lease and Recognition Agreement. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

          (s) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (m)(i)
(1), (2) and (3) or (ii)(1), (2) and (3) above) BSMCC, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. BSMCC is the sole insured of such lender's title insurance policy, such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the Purchase Agreement and this Agreement and will inure to the benefit of SAMI and its assigns without any further act. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

          (t) The Mortgage Loan complies in all material respects with all the terms, conditions and requirements of BSMCC's underwriting standards in effect at the time of originations of such Mortgage Loan; provided, that certain Mortgage Loans may have characteristics outside of such underwriting guidelines where compensating factors are present acceptable to the mortgage banking industry. The Mortgage Notes and Mortgages are on uniform Fannie Mae/Freddie Mac instruments or are on forms acceptable to Fannie Mae or Freddie Mac. The Mortgage Loan bears interest at a fixed rate as set forth in the Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder. There are no prepayment penalty features relating to any Mortgage Loan;

          (u) The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (v) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by SAMI to the trustee under the deed of trust, except in connection with a trustees sale or attempted sale after default by the Mortgagor;

          (w) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, approved by the originator or Sub-Servicer thereof. The appraisal is in a form generally acceptable to Fannie Mae or Freddie Mac;

          (x) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

          (y) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

          (z) Except for two NAMC Mortgage Loans with an aggregate Scheduled Principal Balance as of the Cut-Off Date of $707,351.02, no Mortgage Loan contains a "graduated payment" or "buydown" feature;

          (aa) Each Group 1, Group 2 and Group 4 Mortgage Loan has an original term to maturity of not more than thirty years and each Group 3 Mortgage Loan has an original term to maturity of not more than 15 years, in each case, with interest payable in arrears on the first day of each month. No Mortgage Loan contains terms or provisions which would result in negative amortization;

          (bb) Each of the Mortgaged Properties consists of a single parcel of real property with single-family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project or an individual unit in a planned unit development or a single parcel of real property with a cooperative housing development erected thereon. Any condominium unit or planned unit development either conforms with applicable Fannie Mae or Freddie Mac requirements regarding such dwellings or is covering by a waiver confirming that such condominium unit or planned unit development is acceptable to Fannie Mae or Freddie Mac or is otherwise "warrantable" with respect thereto. Except for two Group 4 Mortgage Loans with an aggregate Scheduled Principal Balance as of the Cut-Off Date of $197,214.60, no Mortgaged Property is a townhouse, a mobile home or manufactured dwelling. To the best of BSMCC's knowledge each Mortgaged Property is lawfully occupied under applicable law;

          (cc) The Mortgage Loans were originated with full, alternative or reduced documentation;

          (dd) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located; and

          (ee) BSMCC is either, and each Mortgage Loan was originated by, (i) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, (ii) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act or (iii) a mortgage banker or broker licensed or authorized to do business in the jurisdiction in which the related Mortgaged Property is located, applying the same standards and procedures used by the applicable seller in originating Mortgage Loans directly;

          (ff) With respect to each Cooperative Loan (i) there is no provision in the Proprietary Lease which requires the Mortgagor to offer for sale the shares owned by such Mortgagor first to the Cooperative for a price less than the outstanding amount of the Cooperative Loan, (ii) there is no prohibition in the Proprietary Lease against pledging such shares or assigning the Proprietary Lease that has been violated in connection with the origination of the Cooperative Loan, and (iii) the Recognition Agreement provided by the Cooperative is substantially in the form of the "AZTECH" form of agreement or includes provisions which are not materially less favorable to the lender than those of such AZTECH form of agreement;

          (gg) With respect to each Cooperative Loan, as of the closing of such Cooperative Loan, the applicable Sub-Servicer, obtained evidence that, if the Cooperative Building is in a federally designated flood area, a flood insurance policy has been obtained in an amount equal to at least that required by applicable law, which insurance the Cooperative is obligated to maintain at the Cooperative's cost and expense;

          (hh) With respect to each Cooperative Loan, as of the Closing Date, such Cooperative Loan is secured by shares held by a "tenant-stockholder" of a corporation that qualifies as a "cooperative housing corporation" as such terms are defined in section 216 (b) (1) of the Internal Revenue Code of 1986, as amended, and to the best of BSMCC's knowledge, no Cooperative is subject to proceedings which would, if adversely determined, result in such Cooperative losing its status as a "cooperative housing corporation" under Section 216 (b)
(1) of the Internal Revenue Code of 1986, as amended; and

          (ii) With respect to each Cooperative Loan, the related Mortgage creates a first-priority security interest in the stock in the Cooperative and the Proprietary Lease of the related Cooperative Unit which were pledged to secure such Cooperative Loan, and the Cooperative owns the Cooperative Building as an estate in fee simple in real property or pursuant to a leasehold acceptable to Fannie Mae.

                                                              EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS
                                                                        [DATE]
To:      Norwest Bank Minnesota, National Association,
         as Custodian
         1015 10th Avenue S.E.
         Minneapolis, MN  55414

RE:      Pooling and Servicing Agreement dated as of
          June 1, 1998, among Structured Asset Mortgage Investments Inc., Manhattan Bank, and Norwest Bank Minnesota,
          National Association, as Custodian and Master Servicer

          In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

MORTGAGE LOAN NUMBER:

MORTGAGOR NAME, ADDRESS & ZIP CODE:

REASON FOR REQUESTING DOCUMENTS (check one):

______            1.       Mortgage Paid in Full and proceeds have been
                           deposited into the Custodial Account

______            2.       Foreclosure

______            3.       Substitution

______            4.       Other Liquidation

______            5.       Nonliquidation

______            6.       Other Reason:


                               By:______________________
                                   (authorized signer)

                               Issuer:___________________
                               Address:__________________

                               Date:_____________________

CUSTODIAN

Norwest Bank Minnesota, National Association

Please acknowledge the execution of the above request by your signature and date below:

_____________________________                  ______________________________
Signature                                      Date

Documents returned to Custodian:

______________________________                 ______________________________
Custodian                                      Date


Date: ______________________, 19__


                                           __________________________________
                                           [NAME OF MASTER SERVICER]


                                            By:______________________________
                                                Name:
                                                Title:

                                                               EXHIBIT E


                                                Affidavit pursuant to Section
                                                860E(e)(4) of the Internal
                                                Revenue Code of 1986, as
                                                amended, and for other purposes

STATE OF                            )
                                    ) ss:
COUNTY OF                           )


         [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of__________] [the United States], on behalf of which he makes this affidavit.

          2. That (i) the Investor is not a "disqualified organization" as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), and will not be a disqualified organization as of [Closing Date] [date of purchase]; (ii) it is not acquiring the Structured Asset Mortgage Investments Inc. Mortgage Pass-Through Certificates, Series 1998-8, [Class R-1] [Class R-2] [Class R-3] [Class R-4] [Class R-5] [Class R-6] Certificates (the "Residual Certificates") for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by Structured Asset Mortgage Investments Inc. (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Residual Certificates unless
(a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

          3. That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity taxable as such created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income, or (iv) a trust other than a "foreign trust,' as defined in Section 7701(a)(31) of the Code.

          4. That the Investor's taxpayer identification number is ___________.

          5. That no purpose of the acquisition of the Residual Certificates is to avoid or impede the assessment or collection of tax.

          6. That the Investor understands that, as the holder of the Residual Certificates, the Investor may incur tax liabilities in excess of any cash flows generated by such Residual Certificates.

          7. That the Investor intends to pay taxes associated with holding the Residual Certificates as they become due.

          IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of _____________, 19__.

                                            [NAME OF INVESTOR]


                                            By:__________________________
                                               [Name of Officer]
                                               [Title of Officer]
                                               [Address of Investor for receipt
                                                of distributions]

                                                Address of Investor for
                                                receipt of tax information:

          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this _____ day of _____, 19__.


NOTARY PUBLIC

COUNTY OF

STATE OF


My commission expires the ___ day of _____________, 19__.

                                                         EXHIBIT F-1

                            FORM OF INVESTMENT LETTER


                                                              [Date]


[SELLER]


The First National Bank of Chicago, as Trustee
One First National Plaza, Suite 0126
Chicago, Illinois  60670

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York  10167

         Re: SAMI Series 1998-8 Mortgage Pass-Through Certificates (the "Certificates"), including the Class B-4, Class B-5, Class B-6, Class 3-B-4, Class 3-B-5, Class 3-B-6, Class 4-B-4, Class 4-B-5, AND CLASS 4-B-6 Certificates (the "Privately Offered Certificates")

Dear Ladies and Gentlemen:

         In connection with our purchase of Privately Offered Certificates, we confirm that:

               (i) we understand that the Privately Offered Certificates are not being registered under the Securities Act of 1933, as amended (the "Act") or any applicable state securities or "Blue Sky" laws, and are being sold to us in a transaction that is exempt from the registration requirements of such laws;

               (ii) any information we desired concerning the Certificates, including the Privately Offered Certificates, the trust in which the Certificates represent the entire beneficial ownership interest (the "Trust") or any other matter we deemed relevant to our decision to purchase Privately Offered Certificates has been made available to us;

               (iii) we are able to bear the economic risk of investment in Privately Offered Certificates; we are an institutional "accredited investor" as defined in Section 501(a) of Regulation D promulgated under the Act and a sophisticated institutional investor;

               (iv) we are acquiring Privately Offered Certificates for our own account, not as nominee for any other person, and not with a present view to any distribution or other disposition of the Privately Offered Certificates;

               (v) we agree the Privately Offered Certificates must be held indefinitely by us (and may not be sold, pledged, hypothecated or in any way disposed of) unless subsequently registered under the Act and any applicable state securities or "Blue Sky" laws or an exemption from the registration requirements of the Act and any applicable state securities or "Blue Sky" laws is available;

               (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Privately Offered Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Privately Offered Certificates unless:

                                    (A) (1) the sale is to an Eligible Purchaser
                           (as defined below), (2) if required by the Pooling and Servicing Agreement (as defined below) a letter to substantially the same effect as either this letter or, if the Eligible Purchaser is a Qualified Institutional Buyer as defined under Rule 144A of the Act, the Rule 144A and Related Matters Certificate in the form attached to the Pooling and Servicing Agreement (as defined below) (or such other documentation as may be acceptable to the Trustee) is executed promptly by the purchaser and delivered to the addressees hereof and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; and

                                    (B) if the Privately Offered Certificate is
                           not registered under the Act (as to which we acknowledge you have no obligation), the Privately Offered Certificate is sold in a transaction that does not require registration under the Act and any applicable state securities or "blue sky" laws and, if The First National Bank of Chicago (the "Trustee") so requests, a satisfactory Opinion of Counsel is furnished to such effect, which Opinion of Counsel shall be an expense of the transferor or the transferee;

               (vii) we agree to be bound by all of the terms (including those relating to restrictions on transfer) of the Pooling and Servicing, pursuant to which the Trust was formed; we have reviewed carefully and understand the terms of the Pooling and Servicing Agreement;

               (viii) we either: (i) are not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) are providing as such other evidence acceptable to the Trustee to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not give rise to any additional fiduciary duties on the part of the Master Servicer or the Trustee.

               (ix) We understand that each of the Privately Offered Certificates bears, and will continue to bear, a legend to substantiate the following effect: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL
                         NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF EITHER MASTER SERVICER OR THE TRUSTEE," WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A PRIVATE CERTIFICATE.

          "ELIGIBLE PURCHASER" means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe (i) can make representations with respect to itself to substantially the same effect as the representations set forth herein, and (ii) is either a Qualified Institutional Buyer as defined under Rule 144A of the Act or an institutional "Accredited Investor" as defined under Rule 501 of the Act.

          Terms not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of June 1, 1998 among Structured Asset Mortgage Investments Inc., Norwest Bank Minnesota, National Association, as Master Servicer and The First National Bank of Chicago, as Trustee (the "Pooling and Servicing Agreement").

          If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

Name of Nominee (if any):___________________

          IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the ____ day of ________, 19__.


                                            Very truly yours,

                                            [PURCHASER]


                                            By:__________________________
                                               (Authorized Officer)


                                            [By:_________________________
                                                Attorney-in-fact]

                             Nominee Acknowledgment

          The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.


                                            [NAME OF NOMINEE]


                                            By:__________________________
                                              (Authorized Officer)


                                            [By:_________________________
                                                Attorney-in-fact]

                                                              EXHIBIT F-2

                FORM OF RULE 144A AND RELATED MATTERS CERTIFICATE

[SELLER]

The First National Bank of Chicago, as Trustee
One First National Plaza, Suite 0126
Chicago, Illinois  60670

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York  10167

                  Re: SAMI Series 1998-8 Mortgage Pass-Through Certificates, Class B-4, Class B-5, Class B-6, Class 3-B-4, Class 3-B-5, Class 3-B-6, Class 4-B-4, Class 4-B-5 and Class 4-B-6 Certificates (the "Privately Offered Certificates")

Dear Ladies and Gentlemen:

          In connection with our purchase of Privately Offered Certificates, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) as follows:

1. It owned and/or invested on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and swaps), as described below:

         Date: _____________, 19__ (must be on or after the close of its most recent fiscal year)

         Amount:  $_________________; and

2. The dollar amount set forth above is:

         a. greater than $100 million and the undersigned is one of the following entities:

                  (1) / / an insurance company as defined in Section 2(13) of the Act; or1

----------
1 A purchase by an insurance company for one or more of its seperate accounts, as defined by Section 2(a)(37) of the Investment Company Act of 1940, which are neither registered nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company.

                  (2) /  /  an investment company registered under the
                            Investment Company Act or any business
                            development company as defined in Section
                            2(a)(48) of the Investment Company Act of 1940; or

                  (3) / / a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

                  (4) / / a plan (i) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and
                            (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

                  (5) / /   a business development company as defined in
                            Section 202(a)(22) of the Investment Advisers Act of 1940; or

                  (6) / / a corporation (other than a U.S. bank, savings and loan association or equivalent foreign institution), partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code; or

                  (7) / / a U.S. bank, savings and loan association or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements; or

                  (8) / / an investment adviser registered under the Investment Advisers Act; or

               b. / / greater than $10 million, and the undersigned is a broker-dealer registered with the SEC; or

               c. / / less than $10 million, and the undersigned is a broker-dealer registered with the SEC and will only purchase Rule 144A securities in transactions in which it acts as a riskless principal (as defined in Rule
                        144A); or

               d. / / less than $100 million, and the undersigned is an investment company registered under the Investment Company Act of 1940, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

               e. / / less than $100 million, and the undersigned is an entity, all the equity owners of which are qualified institutional buyers.

          The undersigned further certifies that it is purchasing a Privately Offered Certificate for its own account or for the account of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A. It is aware that the sale of the Privately Offered Certificates is being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A. The undersigned understands that the Privately Offered Certificates may be resold, pledged or transferred only to (i) a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A, or (ii) an institutional "accredited investor," as such term is defined under Rule 501 of the Act in a transaction that otherwise does not constitute a public offering.

          The undersigned agrees that if at some future time it wishes to dispose of or exchange any of the Privately Offered Certificates, it will not transfer or exchange any of the Privately Offered Certificates to a Qualified Institutional Buyer without first obtaining a Rule 144A and Related Matters Certificate in the form hereof from the transferee and delivering such certificate to the addressees hereof. Prior to making any transfer of Privately Offered Certificates, if the proposed Transferee is an institutional "accredited investor," the transferor shall obtain from the transferee and deliver to the addressees hereof an Investment Letter in the form attached to the Pooling and Servicing Agreement dated as of June 1, 1998 among Structured Asset Mortgage Investments Inc., Norwest Bank Minnesota, National Association, as Master Servicer and The First National Bank of Chicago, as Trustee, pursuant to which the Certificates were issued.

          The undersigned certifies that it either: (i) is not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) is providing such other evidence acceptable to the Trustee to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not give rise to any additional fiduciary duties on the part of the Master Servicer or the Trustee.

          If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

Name of Nominee (if any):___________________


          IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the ____ day of ________, 19__.

                                     Very truly yours,

                                     [PURCHASER]


                                      By:_____________________________
                                         (Authorized Officer)

                                      [By:____________________________
                                          Attorney-in-fact]

                             Nominee Acknowledgment

          The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                      [NAME OF NOMINEE]


                                       By:________________________
                                         (Authorized Officer)


                                       [By:________________________
                                           Attorney-in-fact]

                                                               EXHIBIT G

                          FORM OF INITIAL CERTIFICATION

Norwest Bank Minnesota, National Association,
as Master Servicer
1015 10th Avenue S.E.
Minneapolis, MN  55414

The First National Bank of Chicago, as Trustee
One First National Plaza, Suite 0126
Chicago, Illinois  60670

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York  10167

         Re: Pooling and Servicing Agreement dated as of June 1, 1998, among Structured Asset Mortgage Investments Inc., as seller, Norwest Bank Minnesota, National Association, as Master Servicer and Custodian, and The First National Bank of Chicago, as trustee, regarding Mortgage Pass-Through Certificates, Series 1998-8

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File pursuant to the Pooling and Servicing Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face, have, where applicable, been executed and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in the Mortgage Loan Schedule as to Mortgagor Name, original principal balance and loan number respecting such Mortgage Loan is correct and accurately reflects the information in the Mortgage Loan File.

          The undersigned has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The undersigned makes no representation that any documents specified in subclauses (iv), (v) and (vii) of
Section 2.01(b) should be included in any Mortgage File. The undersigned makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Custodian


                              By:__________________________________
                                 Name:
                                 Title:

 Date:_______________________

                                                             EXHIBIT H

                           FORM OF FINAL CERTIFICATION

Norwest Bank Minnesota, National Association,
as Master Servicer
1015 10th Avenue S.E.
Minneapolis, MN  55414

The First National Bank of Chicago, as Trustee
One First National Plaza, Suite 0126
Chicago, Illinois  60670

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York  10167

         Re: Pooling and Servicing Agreement dated as of June 1, 1998, among Structured Asset Mortgage Investments Inc., as seller, Norwest Bank Minnesota, National Association, as Master Servicer and Custodian, and The First National Bank of Chicago, as trustee, regarding Mortgage Pass-Through Certificates, Series 1998-8

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, hereby certifies that, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section
2.01 and has determined that (i) all documents required to be included in the Mortgage File pursuant to the Pooling and Servicing Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face, have, where applicable, been executed and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in the Mortgage Loan Schedule as to Mortgagor name, original principal balance and loan number respecting such Mortgage Loan is correct and accurately reflects the information in the Mortgage Loan File.

          The undersigned has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The undersigned makes no representation that any documents specified in subclauses (iv), (v) and (vii) of
Section 2.01(b) should be included in any Mortgage File. The undersigned makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Custodian


                              By:__________________________________
                                 Name:
                                 Title:

Date:________________________

                                                               EXHIBIT I

                    PLANNED BALANCES OF THE PAC CERTIFICATES

               CLASS           CLASS          CLASS          CLASS           CLASS          CLASS         Component     Component
DISTRI-        2-A-1           2-A-2          2-A-3          2-A-5           2-A-7           2-A-8         2-A-6-I       2-A-6-II
BUTION        Planned         Planned        Planned        Planned         Planned         Planned        Planned      Planned
   Date       Balance         Balance        Balance        Balance         Balance         Balance        Balance      Balance

  6/25/98   $10,121,000.00  $3,757,000.00  $7,472,000.00  $5,000,000.00  $5,809,000.00  $3,866,000.00  $9,303,000.00  $24,249,000.00
  7/25/98    10,121,000.00   3,757,000.00   7,472,000.00   4,977,812.06   5,809,000.00   3,866,000.00   9,303,000.00   24,141,392.94
  8/25/98    10,121,000.00   3,757,000.00   7,472,000.00   4,950,569.34   5,809,000.00   3,866,000.00   9,303,000.00   24,009,271.16
  9/25/98    10,121,000.00   3,757,000.00   7,472,000.00   4,918,286.99   5,809,000.00   3,866,000.00   9,303,000.00   23,852,708.25
 10/25/98    10,121,000.00   3,757,000.00   7,472,000.00   4,880,976.14   5,809,000.00   3,866,000.00   9,303,000.00   23,671,758.07
 11/25/98    10,121,000.00   3,757,000.00   7,472,000.00   4,838,652.42   5,809,000.00   3,866,000.00   9,303,000.00   23,466,496.49
 12/25/98    10,121,000.00   3,757,000.00   7,472,000.00   4,791,335.96   5,809,000.00   3,866,000.00   9,303,000.00   23,237,021.16
  1/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,739,051.42   5,809,000.00   3,866,000.00   9,303,000.00   22,983,451.57
  2/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,681,827.96   5,809,000.00   3,866,000.00   9,303,000.00   22,705,929.26
  3/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,619,699.21   5,809,000.00   3,866,000.00   9,303,000.00   22,404,617.24
  4/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,552,703.28   5,809,000.00   3,866,000.00   9,303,000.00   22,079,700.35
  5/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,480,882.69   5,809,000.00   3,866,000.00   9,303,000.00   21,731,384.87
  6/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,404,284.39   5,809,000.00   3,866,000.00   9,303,000.00   21,359,898.41
  7/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,322,959.64   5,809,000.00   3,866,000.00   9,303,000.00   20,965,489.64
  8/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,236,964.05   5,809,000.00   3,866,000.00   9,303,000.00   20,548,428.27
  9/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,146,357.44   5,809,000.00   3,866,000.00   9,303,000.00   20,109,004.33
 10/25/99    10,121,000.00   3,757,000.00   7,472,000.00   4,051,203.85   5,809,000.00   3,866,000.00   9,303,000.00   19,647,528.43
 11/25/99    10,121,000.00   3,757,000.00   7,472,000.00   3,951,571.39   5,809,000.00   3,866,000.00   9,303,000.00   19,164,330.95
 12/25/99    10,121,000.00   3,757,000.00   7,472,000.00   3,847,532.25   5,809,000.00   3,866,000.00   9,303,000.00   18,659,761.93
  1/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,739,162.56   5,809,000.00   3,866,000.00   9,303,000.00   18,134,190.56
  2/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,626,542.29   5,809,000.00   3,866,000.00   9,303,000.00   17,588,004.81
  3/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,509,755.24   5,809,000.00   3,866,000.00   9,303,000.00   17,021,610.98
  4/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,388,888.84   5,809,000.00   3,866,000.00   9,303,000.00   16,435,433.12
  5/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,264,034.11   5,809,000.00   3,866,000.00   9,303,000.00   15,829,912.63
  6/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,135,285.50   5,809,000.00   3,866,000.00   9,303,000.00   15,205,507.59
  7/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,102,775.92   5,809,000.00   3,866,000.00   8,717,814.60   15,047,842.67
  8/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,069,441.29   5,809,000.00   3,866,000.00   8,115,840.26   14,886,176.38
  9/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,035,328.96   5,809,000.00   3,866,000.00   7,497,408.92   14,720,738.40
 10/25/00    10,121,000.00   3,757,000.00   7,472,000.00   3,000,487.56   5,809,000.00   3,866,000.00   6,862,862.51   14,551,764.54
 11/25/00    10,121,000.00   3,757,000.00   7,472,000.00   2,965,022.75   5,809,000.00   3,866,000.00   6,213,400.39   14,379,767.31
 12/25/00    10,121,000.00   3,757,000.00   7,472,000.00   2,930,224.70   5,809,000.00   3,866,000.00   5,568,212.54   14,211,003.74
  1/25/01    10,121,000.00   3,757,000.00   7,472,000.00   2,896,085.19   5,809,000.00   3,866,000.00   4,927,271.62   14,045,433.94
  2/25/01    10,121,000.00   3,757,000.00   7,472,000.00   2,862,596.07   5,809,000.00   3,866,000.00   4,290,550.46   13,883,018.42
  3/25/01    10,121,000.00   3,757,000.00   7,472,000.00   2,829,749.29   5,809,000.00   3,866,000.00   3,658,022.08   13,723,718.11
  4/25/01    10,121,000.00   3,757,000.00   7,472,000.00   2,797,536.91   5,809,000.00   3,866,000.00   3,029,659.66   13,567,494.48
  5/25/01    10,121,000.00   3,757,000.00   7,472,000.00   2,765,951.02   5,809,000.00   3,866,000.00   2,405,436.58   13,414,309.25
  6/25/01    10,121,000.00   3,757,000.00   7,472,000.00   2,734,983.86   5,809,000.00   3,866,000.00   1,785,326.38   13,264,124.71
  7/25/01    10,121,000.00   3,757,000.00   7,472,000.00   2,704,627.70   5,809,000.00   3,866,000.00   1,169,302.77   13,116,903.41
  8/25/01    10,121,000.00   3,757,000.00   7,472,000.00   2,674,874.93   5,809,000.00   3,866,000.00     557,339.64   12,972,608.41
  9/25/01    10,070,411.05   3,757,000.00   7,472,000.00   2,645,717.99   5,809,000.00   3,866,000.00              -   12,831,203.13
 10/25/01     9,466,491.22   3,757,000.00   7,472,000.00   2,617,149.45   5,809,000.00   3,866,000.00              -   12,692,651.40
 11/25/01     8,866,554.56   3,757,000.00   7,472,000.00   2,589,161.92   5,809,000.00   3,866,000.00              -   12,556,917.47
 12/25/01     8,270,575.63   3,757,000.00   7,472,000.00   2,561,748.10   5,809,000.00   3,866,000.00              -   12,423,965.91
  1/25/02     7,678,529.17   3,757,000.00   7,472,000.00   2,534,900.77   5,809,000.00   3,866,000.00              -   12,293,761.73
  2/25/02     7,090,390.08   3,757,000.00   7,472,000.00   2,508,612.78   5,809,000.00   3,866,000.00              -   12,166,270.28
  3/25/02     6,506,133.42   3,757,000.00   7,472,000.00   2,482,877.09   5,809,000.00   3,866,000.00              -   12,041,457.34
  4/25/02     5,925,734.42   3,757,000.00   7,472,000.00   2,457,686.71   5,809,000.00   3,866,000.00              -   11,919,289.03
  5/25/02     5,349,168.47   3,757,000.00   7,472,000.00   2,433,034.74   5,809,000.00   3,866,000.00              -   11,799,731.86
  6/25/02     4,776,411.12   3,757,000.00   7,472,000.00   2,408,914.32   5,809,000.00   3,866,000.00              -   11,682,752.65
  7/25/02     4,207,438.08   3,757,000.00   7,472,000.00   2,385,318.71   5,809,000.00   3,866,000.00              -   11,568,318.68
  8/25/02     3,642,225.23   3,757,000.00   7,472,000.00   2,362,241.22   5,809,000.00   3,866,000.00              -   11,456,397.47
  9/25/02     3,080,748.61   3,757,000.00   7,472,000.00   2,339,675.24   5,809,000.00   3,866,000.00              -   11,346,957.00
 10/25/02     2,522,984.40   3,757,000.00   7,472,000.00   2,317,614.24   5,809,000.00   3,866,000.00              -   11,239,965.57
 11/25/02     1,968,908.94   3,757,000.00   7,472,000.00   2,296,051.75   5,809,000.00   3,866,000.00              -   11,135,391.76
 12/25/02     1,418,498.75   3,757,000.00   7,472,000.00   2,274,981.36   5,809,000.00   3,866,000.00              -   11,033,204.58
  1/25/03       871,730.47   3,757,000.00   7,472,000.00   2,254,396.75   5,809,000.00   3,866,000.00              -   10,933,373.34
  2/25/03       328,580.92   3,757,000.00   7,472,000.00   2,234,291.66   5,809,000.00   3,866,000.00              -   10,835,867.71
  3/25/03                -   3,546,027.05   7,472,000.00   2,214,659.93   5,809,000.00   3,866,000.00              -   10,740,657.72
  4/25/03                -   3,010,045.99   7,472,000.00   2,195,495.40   5,809,000.00   3,866,000.00              -   10,647,713.58
  5/25/03                -   2,477,615.00   7,472,000.00   2,176,792.04   5,809,000.00   3,866,000.00              -   10,557,006.01
  6/25/03                -   1,948,711.48   7,472,000.00   2,158,543.87   5,809,000.00   3,866,000.00              -   10,468,506.04
  7/25/03                -   1,454,725.92   7,472,000.00   2,142,759.04   5,809,000.00   3,866,000.00              -   10,391,952.78
  8/25/03                -     964,159.70   7,472,000.00   2,127,405.74   5,809,000.00   3,866,000.00              -   10,317,492.35
  9/25/03                -     476,990.73   7,472,000.00   2,112,478.21   5,809,000.00   3,866,000.00              -   10,245,096.85
 10/25/03                -              -   7,465,197.10   2,097,970.76   5,809,000.00   3,866,000.00              -   10,174,738.58
 11/25/03                -              -   6,984,757.01   2,083,877.72   5,809,000.00   3,866,000.00              -   10,106,390.19
 12/25/03                -              -   6,507,648.82   2,070,193.56   5,809,000.00   3,866,000.00              -   10,040,024.70
  1/25/04                -              -   6,033,851.04   2,056,912.73   5,809,000.00   3,866,000.00              -    9,975,615.34
  2/25/04                -              -   5,565,695.84   2,043,627.47   5,809,000.00   3,866,000.00              -    9,911,184.52
  3/25/04                -              -   5,114,364.81   2,028,417.32   5,809,000.00   3,866,000.00              -    9,837,418.32
  4/25/04                -              -   4,679,329.79   2,011,363.63   5,809,000.00   3,866,000.00              -    9,754,711.35
  5/25/04                -              -   4,260,078.62   1,992,545.09   5,809,000.00   3,866,000.00              -    9,663,445.20
  6/25/04                -              -   3,856,114.57   1,972,037.87   5,809,000.00   3,866,000.00              -    9,563,989.25
  7/25/04                -              -   3,505,745.40   1,945,666.27   5,809,000.00   3,866,000.00              -    9,436,092.25
  8/25/04                -              -   3,168,875.24   1,917,877.36   5,809,000.00   3,866,000.00              -    9,301,321.63
  9/25/04                -              -   2,845,064.33   1,888,737.89   5,809,000.00   3,866,000.00              -    9,160,001.01
 10/25/04                -              -   2,533,886.44   1,858,312.33   5,809,000.00   3,866,000.00              -    9,012,443.13
 11/25/04                -              -   2,234,928.44   1,826,663.00   5,809,000.00   3,866,000.00              -    8,858,950.21
 12/25/04                -              -   1,947,789.95   1,793,850.14   5,809,000.00   3,866,000.00              -    8,699,814.38
  1/25/05                -              -   1,672,082.94   1,759,931.92   5,809,000.00   3,866,000.00              -    8,535,317.80
  2/25/05                -              -   1,407,431.34   1,724,964.58   5,809,000.00   3,866,000.00              -    8,365,733.22
  3/25/05                -              -   1,153,470.72   1,689,002.41   5,809,000.00   3,866,000.00              -    8,191,323.88
  4/25/05                -              -     909,847.89   1,652,432.29   5,809,000.00   3,866,000.00              -    8,013,966.14
  5/25/05                -              -     676,220.58   1,615,518.70   5,809,000.00   3,866,000.00              -    7,834,942.62
  6/25/05                -              -     452,257.14   1,578,296.64   5,809,000.00   3,866,000.00              -    7,654,423.04
  7/25/05                -              -     304,558.11   1,536,139.62   5,809,000.00   3,866,000.00              -    7,449,969.92
  8/25/05                -              -     163,828.67   1,493,982.32   5,809,000.00   3,866,000.00              -    7,245,515.44
  9/25/05                -              -      29,814.10   1,451,848.81   5,809,000.00   3,866,000.00              -    7,041,176.36
 10/25/05                -              -              -   1,393,055.16   5,809,000.00   3,866,000.00              -    6,756,038.93
 11/25/05                -              -              -   1,330,298.57   5,809,000.00   3,866,000.00              -    6,451,682.02
 12/25/05                -              -              -   1,268,657.07   5,809,000.00   3,866,000.00              -    6,152,733.07
  1/25/06                -              -              -   1,208,112.38   5,809,000.00   3,866,000.00              -    5,859,103.44
  2/25/06                -              -              -   1,148,646.53   5,809,000.00   3,866,000.00              -    5,570,705.93
  3/25/06                -              -              -   1,090,241.80   5,809,000.00   3,866,000.00              -    5,287,454.69
  4/25/06                -              -              -   1,032,880.78   5,809,000.00   3,866,000.00              -    5,009,265.18
  5/25/06                -              -              -     976,546.30   5,809,000.00   3,866,000.00              -    4,736,054.25
  6/25/06                -              -              -     921,221.51   5,809,000.00   3,866,000.00              -    4,467,740.08
  7/25/06                -              -              -     872,936.82   5,809,000.00   3,866,000.00              -    4,233,569.00
  8/25/06                -              -              -     825,491.41   5,809,000.00   3,866,000.00              -    4,003,468.24
  9/25/06                -              -              -     778,871.40   5,809,000.00   3,866,000.00              -    3,777,370.49
 10/25/06                -              -              -     733,063.13   5,809,000.00   3,866,000.00              -    3,555,209.56
 11/25/06                -              -              -     688,053.17   5,809,000.00   3,866,000.00              -    3,336,920.25
 12/25/06                -              -              -     643,828.31   5,809,000.00   3,866,000.00              -    3,122,438.55
  1/25/07                -              -              -     600,375.55   5,809,000.00   3,866,000.00              -    2,911,701.36
  2/25/07                -              -              -     557,682.09   5,809,000.00   3,866,000.00              -    2,704,646.59
  3/25/07                -              -              -     515,735.33   5,809,000.00   3,866,000.00              -    2,501,213.18
  4/25/07                -              -              -     474,522.88   5,809,000.00   3,866,000.00              -    2,301,341.04
  5/25/07                -              -              -     434,032.56   5,809,000.00   3,866,000.00              -    2,104,971.10
  6/25/07                -              -              -     394,252.37   5,809,000.00   3,866,000.00              -    1,912,045.14
  7/25/07                -              -              -     360,355.30   5,809,000.00   3,866,000.00              -    1,747,651.16
  8/25/07                -              -              -     326,992.84   5,809,000.00   3,866,000.00              -    1,585,849.90
  9/25/07                -              -              -     294,156.77   5,809,000.00   3,866,000.00              -    1,426,601.48
 10/25/07                -              -              -     261,838.97   5,809,000.00   3,866,000.00              -    1,269,866.61
 11/25/07                -              -              -     230,031.48   5,809,000.00   3,866,000.00              -    1,115,606.67
 12/25/07                -              -              -     198,726.43   5,809,000.00   3,866,000.00              -      963,783.45
  1/25/08                -              -              -     167,916.10   5,809,000.00   3,866,000.00              -      814,359.49
  2/25/08                -              -              -     137,592.85   5,809,000.00   3,866,000.00              -      667,297.83
  3/25/08                -              -              -     107,749.19   5,809,000.00   3,866,000.00              -      522,562.01
  4/25/08                -              -              -      78,377.73   5,809,000.00   3,866,000.00              -      380,116.32
  5/25/08                -              -              -      49,471.19   5,809,000.00   3,866,000.00              -      239,925.38
  6/25/08                -              -              -      21,022.39   5,809,000.00   3,866,000.00              -      101,954.39
  7/25/08                -              -              -              -    5,768,193.51  3,866,000.00              -
  8/25/08                -              -              -              -    5,607,006.03  3,866,000.00              -
  9/25/08                -              -              -              -    5,448,374.30  3,866,000.00              -
 10/25/08                -              -              -              -    5,292,258.90  3,866,000.00              -
 11/25/08                -              -              -              -    5,138,620.99  3,866,000.00              -
 12/25/08                -              -              -              -    4,987,422.32  3,866,000.00              -
  1/25/09                -              -              -              -    4,838,625.24  3,866,000.00              -
  2/25/09                -              -              -              -    4,692,192.65  3,866,000.00              -
  3/25/09                -              -              -              -    4,548,088.02  3,866,000.00              -
  4/25/09                -              -              -              -    4,406,275.39  3,866,000.00
  5/25/09                -              -              -              -    4,266,719.33  3,866,000.00
  6/25/09                -              -              -              -    4,129,384.95  3,866,000.00
  7/25/09                -              -              -              -    3,994,237.91  3,866,000.00
  8/25/09                -              -              -              -    3,861,244.37  3,866,000.00
  9/25/09                -              -              -              -    3,730,371.02  3,866,000.00
 10/25/09                -              -              -              -    3,601,585.06  3,866,000.00
 11/25/09                -              -              -              -    3,474,854.17  3,866,000.00
 12/25/09                -              -              -              -    3,350,146.53  3,866,000.00
  1/25/10                -              -              -              -    3,227,430.83  3,866,000.00
  2/25/10                -              -              -              -    3,106,676.20  3,866,000.00
  3/25/10                -              -              -              -    2,987,852.26  3,866,000.00
  4/25/10                -              -              -              -    2,870,929.09  3,866,000.00
  5/25/10                -              -              -              -    2,755,877.22  3,866,000.00
  6/25/10                -              -              -              -    2,642,667.63  3,866,000.00
  7/25/10                -              -              -              -    2,531,271.76  3,866,000.00
  8/25/10                -              -              -              -    2,421,661.47  3,866,000.00
  9/25/10                -              -              -              -    2,313,809.05  3,866,000.00
 10/25/10                -              -              -              -    2,207,687.21  3,866,000.00
 11/25/10                -              -              -              -    2,103,269.07  3,866,000.00
 12/25/10                -              -              -              -    2,000,528.19  3,866,000.00
  1/25/11                -              -              -              -    1,899,438.49  3,866,000.00
  2/25/11                -              -              -              -    1,799,974.34  3,866,000.00
  3/25/11                -              -              -              -    1,702,110.46  3,866,000.00
  4/25/11                -              -              -              -    1,605,821.98  3,866,000.00
  5/25/11                -              -              -              -    1,511,084.38  3,866,000.00
  6/25/11                -              -              -              -    1,417,873.55  3,866,000.00
  7/25/11                -              -              -              -    1,326,165.71  3,866,000.00
  8/25/11                -              -              -              -    1,235,937.48  3,866,000.00
  9/25/11                -              -              -              -    1,147,165.81  3,866,000.00
 10/25/11                -              -              -              -    1,059,828.03  3,866,000.00
 11/25/11                -              -              -              -      973,901.79  3,866,000.00
 12/25/11                -              -              -              -      889,365.11  3,866,000.00
  1/25/12                -              -              -              -      806,196.30  3,866,000.00
  2/25/12                -              -              -              -      724,374.05  3,866,000.00
  3/25/12                -              -              -              -      643,877.35  3,866,000.00
  4/25/12                -              -              -              -      564,685.52  3,866,000.00
  5/25/12                -              -              -              -      486,778.18  3,866,000.00
  6/25/12                -              -              -              -      410,135.29  3,866,000.00
  7/25/12                -              -              -              -      334,737.09  3,866,000.00
  8/25/12                -              -              -              -      260,564.15  3,866,000.00
  9/25/12                -              -              -              -      187,597.31  3,866,000.00
 10/25/12                -              -              -              -      115,817.71  3,866,000.00
 11/25/12                -              -              -              -       45,206.80  3,866,000.00
 12/25/12                -              -              -              -               -  3,841,746.29
  1/25/13                -              -              -              -               -  3,773,418.18
  2/25/13                -              -              -              -               -  3,706,204.74
  3/25/13                -              -              -              -               -  3,640,088.50
  4/25/13                -              -              -              -               -  3,442,114.84
  5/25/13                -              -              -              -               -  3,348,888.69
  6/25/13                -              -              -              -               -  3,288,842.44
  7/25/13                -              -              -              -               -  3,229,779.45
  8/25/13                -              -              -              -               -  3,171,684.29
  9/25/13                -              -              -              -               -  3,114,541.77
 10/25/13                -              -              -              -               -  3,058,336.92
 11/25/13                -              -              -              -               -  3,003,055.04
 12/25/13                -              -              -              -               -  2,948,681.61
  1/25/14                -              -              -              -               -  2,895,202.34
  2/25/14                -              -              -              -               -  2,842,603.20
  3/25/14                -              -              -              -               -  2,790,870.33
  4/25/14                -              -              -              -               -  2,739,990.09
  5/25/14                -              -              -              -               -  2,689,949.07
  6/25/14                -              -              -              -               -  2,640,734.05
  7/25/14                -              -              -              -               -  2,592,332.02
  8/25/14                -              -              -              -               -   2,544,730.16
  9/25/14                -              -              -              -               -   2,497,915.86
 10/25/14                -              -              -              -               -   2,451,876.70
 11/25/14                -              -              -              -               -   2,406,600.45
 12/25/14                -              -              -              -               -   2,362,075.08
  1/25/15                -              -              -              -               -   2,318,288.71
  2/25/15                -              -              -              -               -   2,275,229.69
  3/25/15                -              -              -              -               -   2,232,886.50
  4/25/15                -              -              -              -               -   2,191,247.85
  5/25/15                -              -              -              -               -   2,150,302.58
  6/25/15                -              -              -              -               -   2,110,039.73
  7/25/15                -              -              -              -               -   2,070,448.49
  8/25/15                -              -              -              -               -   2,031,518.23
  9/25/15                -              -              -              -               -   1,993,238.48
 10/25/15                -              -              -              -               -   1,955,598.93
 11/25/15                -              -              -              -               -   1,918,589.43
 12/25/15                -              -              -              -               -   1,882,199.98
  1/25/16                -              -              -              -               -   1,846,420.73
  2/25/16                -              -              -              -               -   1,811,242.02
  3/25/16                -              -              -              -               -   1,776,654.30
  4/25/16                -              -              -              -               -   1,742,648.16
  5/25/16                -              -              -              -               -   1,709,214.38
  6/25/16                -              -              -              -               -   1,676,343.85
  7/25/16                -              -              -              -               -   1,644,027.60
  8/25/16                -              -              -              -               -   1,612,256.81
  9/25/16                -              -              -              -               -   1,581,022.79
 10/25/16                -              -              -              -               -   1,550,317.00
 11/25/16                -              -              -              -               -   1,520,131.01
 12/25/16                -              -              -              -               -   1,490,456.52
  1/25/17                -              -              -              -               -   1,461,285.39
  2/25/17                -              -              -              -               -   1,432,609.57
  3/25/17                -              -              -              -               -   1,404,421.15
  4/25/17                -              -              -              -               -   1,376,712.35
  5/25/17                -              -              -              -               -   1,349,475.49
  6/25/17                -              -              -              -               -   1,322,703.02
  7/25/17                -              -              -              -               -   1,296,387.51
  8/25/17                -              -              -              -               -   1,270,521.64
  9/25/17                -              -              -              -               -   1,245,098.23
 10/25/17                -              -              -              -               -   1,220,110.16
 11/25/17                -              -              -              -               -   1,195,550.46
 12/25/17                -              -              -              -               -   1,171,412.26
  1/25/18                -              -              -              -               -   1,147,688.80
  2/25/18                -              -              -              -               -   1,124,373.40
  3/25/18                -              -              -              -               -   1,101,459.52
  4/25/18                -              -              -              -               -   1,078,940.69
  5/25/18                -              -              -              -               -   1,056,810.57
  6/25/18                -              -              -              -               -   1,035,062.89
  7/25/18                -              -              -              -               -   1,013,691.49
  8/25/18                -              -              -              -               -     992,690.30
  9/25/18                -              -              -              -               -     972,053.37
 10/25/18                -              -              -              -               -     951,774.80
 11/25/18                -              -              -              -               -     931,848.82
 12/25/18                -              -              -              -               -     912,269.74
  1/25/19                -              -              -              -               -     893,031.96
  2/25/19                -              -              -              -               -     874,129.95
  3/25/19                -              -              -              -               -     855,558.27
  4/25/19                -              -              -              -               -     837,311.59
  5/25/19                -              -              -              -               -     819,384.63
  6/25/19                -              -              -              -               -     801,772.21
  7/25/19                -              -              -              -               -     784,469.22
  8/25/19                -              -              -              -               -     767,470.65
  9/25/19                -              -              -              -               -     750,771.56
 10/25/19                -              -              -              -               -     734,367.09
 11/25/19                -              -              -              -               -     718,252.45
 12/25/19                -              -              -              -               -     702,422.90
  1/25/20                -              -              -              -               -     686,873.82
  2/25/20                -              -              -              -               -     671,600.63
  3/25/20                -              -              -              -               -     656,598.84
  4/25/20                -              -              -              -               -     641,864.01
  5/25/20                -              -              -              -               -     627,391.81
  6/25/20                -              -              -              -               -     613,177.92
  7/25/20                -              -              -              -               -     599,218.12
  8/25/20                -              -              -              -               -     585,508.28
  9/25/20                -              -              -              -               -     572,044.29
 10/25/20                -              -              -              -               -     558,822.12
 11/25/20                -              -              -              -               -     545,837.82
 12/25/20                -              -              -              -               -     533,087.49
  1/25/21                -              -              -              -               -     520,567.28
  2/25/21                -              -              -              -               -     508,273.43
  3/25/21                -              -              -              -               -     496,202.19
  4/25/21                -              -              -              -               -     484,349.92
  5/25/21                -              -              -              -               -     472,713.00
  6/25/21                -              -              -              -               -     461,287.89
  7/25/21                -              -              -              -               -     450,071.10
  8/25/21                -              -              -              -               -     439,059.18
  9/25/21                -              -              -              -               -     428,248.77
 10/25/21                -              -              -              -               -     417,636.53
 11/25/21                -              -              -              -               -     407,219.17
 12/25/21                -              -              -              -               -     396,993.48
  1/25/22                -              -              -              -               -     386,956.28
  2/25/22                -              -              -              -               -     377,104.45
  3/25/22                -              -              -              -               -     367,434.92
  4/25/22                -              -              -              -               -     357,944.66
  5/25/22                -              -              -              -               -     348,630.69
  6/25/22                -              -              -              -               -     339,490.08
  7/25/22                -              -              -              -               -     330,519.94
  8/25/22                -              -              -              -               -     321,717.44
  9/25/22                -              -              -              -               -     313,079.77
 10/25/22                -              -              -              -               -     304,604.20
 11/25/22                -              -              -              -               -     296,288.01
 12/25/22                -              -              -              -               -     288,128.53
  1/25/23                -              -              -              -               -     280,123.15
  2/25/23                -              -              -              -               -     272,269.29
  3/25/23                -              -              -              -               -     264,564.41
  4/25/23                -              -              -              -               -     257,006.00
  5/25/23                -              -              -              -               -     249,591.61
  6/25/23                -              -              -              -               -     242,318.82
  7/25/23                -              -              -              -               -     235,185.25
  8/25/23                -              -              -              -               -     228,188.55
  9/25/23                -              -              -              -               -     221,326.43
 10/25/23                -              -              -              -               -     214,596.60
 11/25/23                -              -              -              -               -     207,996.85
 12/25/23                -              -              -              -               -     201,524.95
  1/25/24                -              -              -              -               -     195,178.76
  2/25/24                -              -              -              -               -     188,956.15
  3/25/24                -              -              -              -               -     182,855.00
  4/25/24                -              -              -              -               -     176,873.28
  5/25/24                -              -              -              -               -     171,008.97
  6/25/24                -              -              -              -               -     165,260.03
  7/25/24                -              -              -              -               -     159,624.53
  8/25/24                -              -              -              -               -     154,100.52
  9/25/24                -              -              -              -               -     148,686.12
 10/25/24                -              -              -              -               -     143,379.44
 11/25/24                -              -              -              -               -     138,178.64
 12/25/24                -              -              -              -               -     133,081.92
  1/25/25                -              -              -              -               -     128,087.48
  2/25/25                -              -              -              -               -     123,193.58
  3/25/25                -              -              -              -               -     118,398.49
  4/25/25                -              -              -              -               -     113,700.52
  5/25/25                -              -              -              -               -     109,097.98
  6/25/25                -              -              -              -               -     104,589.25
  7/25/25                -              -              -              -               -     100,172.70
  8/25/25                -              -              -              -               -      95,846.73
  9/25/25                -              -              -              -               -      91,609.78
 10/25/25                -              -              -              -               -      87,460.31
 11/25/25                -              -              -              -               -      83,396.80
 12/25/25                -              -              -              -               -      79,417.78
  1/25/26                -              -              -              -               -      75,521.76
  2/25/26                -              -              -              -               -      71,707.30
  3/25/26                -              -              -              -               -      67,972.98
  4/25/26                -              -              -              -               -      64,317.41
  5/25/26                -              -              -              -               -      60,739.21
  6/25/26                -              -              -              -               -      57,237.03
  7/25/26                -              -              -              -               -      53,809.52
  8/25/26                -              -              -              -               -      50,455.39
  9/25/26                -              -              -              -               -      47,173.35
 10/25/26                -              -              -              -               -      43,962.14
 11/25/26                -              -              -              -               -      40,820.50
 12/25/26                -              -              -              -               -      37,747.22
  1/25/27                -              -              -              -               -      34,741.06
  2/25/27                -              -              -              -               -      31,800.87
  3/25/27                -              -              -              -               -      28,925.46
  4/25/27                -              -              -              -               -      26,113.70
  5/25/27                -              -              -              -               -      23,364.45
  6/25/27                -              -              -              -               -      20,676.59
  7/25/27                -              -              -              -               -      18,049.04
  8/25/27                -              -              -              -               -      15,480.72
  9/25/27                -              -              -              -               -      12,970.58
 10/25/27                -              -              -              -               -      10,517.57
 11/25/27                -              -              -              -               -       8,120.66
 12/25/27                -              -              -              -               -       5,778.86
  1/25/28                -              -              -              -               -       3,491.16
  2/25/28                -              -              -              -               -       1,256.61
  3/25/28                -              -              -              -               -
and thereafter           -              -              -              -               -

                                                               EXHIBIT J


                             LIST OF MORTGAGE LOANS
                        FOR WHICH MORTGAGE NOTES ARE LOST


                Structured Asset Mortgage Investments Inc. 1998-8
                         Schedule of Lost Mortgage Notes

-----------------------------------------------------------------------------------------------------------------------------------
MTG                                                                                           SUB
LOAN   LOAN                                                                LOAN  PROP   MTG   SERVICE   NET               MATURITY
GROUP  NUMBER     NAME        STREET             CITY        STATE   ZIP   TYPE  TYPE   RATE  FEE       RATE    OTERM      DATE
                            ADDRESS
-----------------------------------------------------------------------------------------------------------------------------------

3    012734455  MOUSSALLEM  1825 E COLTER ST     PHOENIX      AZ    85016   01    SF    7.875  0.2500   7,625    180     03/01/13
                MOURAD

2    005193138  O'CONNOR    14 WATERSIDE CLOSE   EAST CHESTER NY    10707   01    PD    7.500  0.2500   7.250    360     05/01/28
                DIANA

4    005257083  WINSLOW     326-328 ELM STREET   WEST HAVEN   CT    06516   01    2F    8.625  0.2500   8.375    360     05/01/28
                ELAIN

                                  FIRST
MTG          REM       ORIG       PAY        P&I          CURR                 PAID         MI
LOAN         TERM      BAL        DATE       PAYMENT      BAL        LTV        TO         COMPANY
GROUP

  3          177                  04/01/98     974.53                 75.00     6/01/98       00

  2          359                  06/01/98   2,391.32                 79.60     06/01/98      00

  4          359    57,600.00     06/01/98     448.01   57,565.99     80.00     06/01/98      00

-----------------------------------------------
Number of Loans:                            3
Total Unpaid Principal Balance:   $501,155.55
-----------------------------------------------